As filed with the Securities and Exchange Commission on April 28, 2005

File Nos. 811-4138 and 2-94067

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 49 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 50 ☒

ALLMERICA INVESTMENT TRUST

(Name of Registrant)

440 Lincoln Street

WORCESTER, MASSACHUSETTS 01653

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:

(508) 855-1000

(Names and Addresses of Agents for Service:)

George M. Boyd, Esq. Allmerica Financial 440 Lincoln Street Worcester, MA 01653	Gregory D. Sheehan, Esq. Ropes & Gray LLP One International Place Boston, Massachusetts 02110

Approximate Date of Proposed Public Offering: as soon after filing as practicable

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)

☒	on (May 1, 2005) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Allmerica Investment Trust

This Prospectus describes the following nine investment Funds of the Trust which serve as the underlying investments for insurance related accounts.

Select Capital Appreciation Fund

Select Value Opportunity Fund

Select International Equity Fund

Select Growth Fund

Core Equity Fund

Equity Index Fund

Select Investment Grade Income Fund

Government Bond Fund

Money Market Fund

This Prospectus explains what you should know about each of the Funds. Please read it carefully before you invest.

A particular Fund may not be available under the variable annuity or variable life insurance policy which you have chosen. The Prospectus of the specific insurance product you have chosen will indicate which Funds are available and should be read in conjunction with this Prospectus. Inclusion in this Prospectus of a Fund which is not available under your policy is not to be considered a solicitation.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined that this Prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

PROSPECTUS

May 1, 2005

ALLMERICA

INVESTMENT

TRUST

440 Lincoln Street

Worcester, Massachusetts 01653

1-800-533-7881

LEGEND

Performance

Investment Objectives

Financial Information

Management of Fund

Risk

Investment Strategies

Allmerica Investment Trust

2

Fund Summaries

Allmerica Investment Trust provides a broad range of investment options through nine separate investment portfolios, or Funds. Shares of the Funds are sold exclusively to variable annuity and variable life insurance Separate Accounts and qualified pension and retirement plans.

The investment manager of the Trust is Allmerica Financial Investment Management Services, Inc. The Manager is responsible for managing the Trust’s daily business and has general responsibility for the management of the investments of the Funds. The Manager, at its expense, has contracted with investment Sub-Advisers to manage the investments of the Funds. Each Sub-Adviser has been selected on the basis of various factors including management experience, investment techniques and staffing. See “Management of the Funds” for more information about the Manager and the Sub-Advisers.

The following summaries describe each Fund’s investment objective and principal investment strategies, identify the principal investment risks of investing in the Fund and provide performance charts for the Fund. Note that any percentage limitations listed under a Fund’s principal investment strategies apply at the time of investment. The principal risks are discussed in more detail under “Description of Principal Investment Risks”. The bar charts show how the investment returns of the shares of a Fund have varied in the past ten years (or for the life of the Fund if less than 10 years). The table following each bar chart shows how the Fund’s average annual return for the last one, five and ten years (or for the life of the Fund, if shorter) compares to those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. It is possible to lose money by investing in the Funds. The bar charts and tables give some indication of the risks of investing in each Fund by showing changes in the Fund’s performance. The bar charts and tables do not reflect expenses associated with the variable insurance product that you are purchasing. If those expenses had been reflected, the performance shown would have been lower.

Allmerica Investment Trust

3

Objectives, Strategies and Risks

Select Capital Appreciation Fund

Sub-Adviser: T. Rowe Price Associates, Inc.

Investment Objective: The Fund seeks long-term growth of capital. Realization of income is not a significant investment consideration and any income realized on the Fund’s investments will be incidental to its primary objective.

Principal Investment Strategies: The Fund’s Sub-Adviser looks for medium sized companies with proven business ideas and earnings growth rates it expects will grow at a faster rate than that of the average company. The Fund normally invests at least 50% of its equity assets in securities of companies with market capitalizations that fall within the range of companies either in the S&P MidCap 400 Index (as of December 31, 2004, $344 million to $9.4 billion in market capitalization) or the Russell Midcap Growth Index (as of December 31, 2004, $631 million to $34.5 billion in market capitalization). The Fund may also invest in larger firms and firms with a market capitalization below the ranges of those indices. However, the Fund will not automatically sell or cease to purchase stock of a company it owned beforehand, solely because the company’s market capitalization exceeds or falls outside of these ranges.

While the Fund invests primarily in common stocks, it also may invest in preferred stocks, warrants, futures, options, government securities, corporate bonds and other debt securities. Up to 5% of its assets may be invested in lower rated bonds commonly known as “junk bonds”. The Fund may invest without limitation in foreign securities.

In pursuing its investment objective, the Fund’s Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund’s management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Principal Risks:	• Company Risk

•	Currency Risk

•	Derivatives Risk

•	Foreign Investment Risk

•	Investment Management Risk

•	Market Risk

See “Description of Principal Investment Risks.”

The bar chart and table below do not reflect expenses at the insurance product level, and if they did, the performance shown would have been lower.

Calendar Year Annual Total Returns

During the period shown above the highest quarterly return was 27.90% for the quarter ended 12/31/98 and the lowest was (19.16)% for the quarter ended 9/30/02.

T. Rowe Price Associates, Inc. became Sub-Adviser of the Fund on April 1, 1998. Performance before that date is based on the performance of the Fund’s previous Sub-Adviser.

Performance Table

Average Annual Total Returns
(for the periods ending December 31, 2004)	Past One Year	Past Five Years	Since Inception (April 28, 1995)
Fund Shares	18.62%	6.53%	13.47%
Russell Midcap Index*	20.23%	7.60%	13.66%

*	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the total U.S. investable equity market.

Allmerica Investment Trust

4

Objectives, Strategies and Risks

Select Value Opportunity Fund

Sub-Adviser: Cramer Rosenthal McGlynn, LLC

Investment Objective: The Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued.

Principal Investment Strategies: The Fund’s Sub-Adviser attempts to find stocks that are attractively valued relative to their future prospects and the market as a whole. The most promising opportunities can be found in companies that are temporarily out of favor or when most analysts are confused about changes taking place at a company. In these situations, the company’s stock is often undervalued.

The Fund invests primarily in companies with market capitalizations between $400 million and $6 billion, at purchase. The Fund normally invests at least 80% of the portfolio in common stocks and may invest in other equity securities and up to 25% of its assets in foreign securities (not including its investments in American Depositary Receipts or “ADRs”).

Principal Risks:	• Company Risk

•	Currency Risk

•	Derivatives Risk

•	Foreign Investment Risk

•	Investment Management Risk

•	Liquidity Risk

•	Market Risk

See “Description of Principal Investment Risks.”

The bar chart and table below do not reflect expenses at the insurance product level, and if they did, the performance shown would have been lower.

Calendar Year Annual Total Returns

During the period shown above the highest quarterly return was 20.50% for the quarter ended 12/31/01 and the lowest was (16.86)% for the quarter ended 9/30/99.

Cramer Rosenthal McGlynn, LLC became Sub-Adviser of the Fund on January 1, 1997. Performance before that date is based on the performance of the Fund’s previous Sub-Adviser.

Performance Table

Average Annual Total Returns
(for the periods ending December 31, 2004)	Past One Year	Past Five Year	Past Ten Years
Fund Shares	19.35%	15.23%	14.38%
Russell 2500 Value Index*	21.57%	16.04%	16.02%

*	The Russell 2500 Value Index is a capitalization weighted index, measuring the performance of companies in the Russell 2500 Index (an unmanaged composite of 2,500 small-to-mid capitalization stocks) with both lower price-to-book ratios and forecasted growth values.

Allmerica Investment Trust

5

Objectives, Strategies and Risks

Select International Equity Fund

Sub-Advisers: Grantham, Mayo, Van Otterloo & Co. LLC and J.P. Morgan Investment Management Inc.

Investment Objective: The Fund seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

Principal Investment Strategies: Under normal market conditions, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in the equity securities of various companies located in foreign countries (which may vary from time to time), including foreign subsidiaries of United States companies. To pursue its objective, the Fund takes a multi-manager approach whereby two Sub-Advisers independently manage their own portion of the Fund’s assets. The Sub-Advisers each manage approximately one-half of the Fund’s assets, however, the Manager may change the allocation of the Fund’s assets between the two Sub-Advisers. The Fund may invest up to 10% of its net assets in emerging markets securities. The Fund may also buy fixed-income debt securities, primarily for defensive purposes, representing up to 20% of its net assets.

Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) uses an investment strategy that generally reflects a significant bias for value stocks over growth stocks. GMO uses proprietary research and multiple quantitative models to evaluate and select stocks, countries and currencies based on several factors, including but not limited to:

•	Stocks - valuation, quality of management, and improving fundamentals;

•	Countries - stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness; and

•	Currencies - export and producer price parity, balance of payments and interest rate differential.

These models and factors may change over time.

J.P. Morgan Investment Management Inc. (“J.P. Morgan”) takes a more growth-oriented approach to investing and seeks companies the stock prices of which do not reflect their long-term earnings potential. J.P. Morgan uses a bottom up investment strategy that combines local market insight with global sector comparisons. The process begins with stock rankings at the local level where stocks are evaluated based on business, financial, management and valuation factors. A team of portfolio managers then selects stocks for the portfolio using global sector analysts’ recommendations.

Principal Risks:	• Company Risk

•	Currency Risk

•	Derivatives Risk

•	Foreign Investment Risk

•	Investment Management Risk

•	Market Risk

See “Description of Principal Investment Risks.”

The bar chart and table below do not reflect expenses at the insurance product level, and if they did, the performance shown would have been lower.

Calendar Year Annual Total Returns

During the period shown above the highest quarterly return was 20.89% for the quarter ended 12/31/99 and the lowest was (21.48)% for the quarter ended 9/30/02.

GMO and J.P. Morgan became Sub-Advisers of this Fund on October 1, 2004. Performance before that date is based on the performance of the Fund’s previous Sub-Adviser.

Performance Table

Average Annual Total Returns
(for the periods ending December 31, 2004)	Past One Year	Past Five Years	Past Ten Years
Fund Shares	14.47%	(3.37)%	7.03%
Morgan Stanley Capital Intl. EAFE Index*	20.70%	(0.80)%	5.94%

*	The Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index is an unmanaged capitalization weighted index of foreign developed country common stocks.

Allmerica Investment Trust

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Objectives, Strategies and Risks

Select Growth Fund

Sub-Advisers: GE Asset Management Incorporated and Jennison Associates LLC

Investment Objective: The Fund seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.

Principal Investment Strategies: To attain its objective, the Fund takes a multi-manager approach whereby two Sub-Advisers independently manage their own portions of the Fund’s assets. The portion of the Fund managed by GE Asset Management Incorporated (“GEAM”) invests primarily in 30 to 40 large- and medium-sized companies that GEAM believes have above-average growth histories and/or growth potential. GEAM selects common stocks from a number of industries based on its views of the merits of individual companies. GEAM seeks to identify stocks of companies with characteristics such as above-average annual growth rates, financial strength and leadership in their respective industries. Jennison Associates LLC looks for common stocks of predominantly mid- to large-sized companies that it believes are poised to achieve and maintain superior earnings growth. Both Sub-Advisers will use a fundamental bottom-up approach to selecting stocks for the Fund. The Sub-Advisers each manage approximately one-half of the Fund’s assets. At any point, however, the Manager may change the allocation of the Fund’s assets between the two Sub-Advisers on a basis determined by the Manager to be in the best interest of shareholders. This means that the portion of assets managed by one Sub-Adviser could be significantly larger than that managed by the other and that the difference between such proportions could change from time to time.

At least 80% of the Fund’s net assets normally will consist of common stocks. The Fund also may purchase convertible bonds and preferred stocks and warrants. The Fund normally invests substantially all of its investments in equity securities, although it may invest up to 20% in debt securities including up to 15% in “junk bonds”. The Fund may invest up to 25% of its assets in foreign securities (not including its investments in ADRs).

Principal Risks:	• Company Risk

•	Credit Risk

•	Derivatives Risk

•	Risk of Investing in a Limited Number of Issuers

•	Investment Management Risk

•	Market Risk

See “Description of Principal Investment Risks.”

The bar chart and table below do not reflect expenses at the insurance product level, and if they did, the performance shown would have been lower.

Calendar Year Annual Total Returns

During the period shown above the highest quarterly return was 25.02% for the quarter ended 12/31/98 and the lowest was (20.19)% for the quarter ended 3/31/01.

GE Asset Management Incorporated became a Sub-Adviser of the Fund on April 30, 2004. Jennison Associates LLC became a Sub-Adviser of the Fund effective April 18, 2003. Performance before these dates is based on the Fund’s previous Sub-Advisers.

Performance Table

Annual Total Returns Average
(for the periods ending December 31, 2004)	Past One Year	Past Five Years	Past Ten Years
Fund Shares	7.44%	(9.47)%	8.10%
Russell 1000 Growth Index*	6.30%	(9.29)%	9.59%

*	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Allmerica Investment Trust

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Objectives, Strategies and Risks

Core Equity Fund

Sub-Advisers: UBS Global Asset Management (Americas) Inc. and Goldman Sachs Asset Management, L.P.

Investment Objective: The Fund seeks to achieve long-term growth of capital through investments primarily in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. Realization of current income, if any, is incidental to this objective.

Principal Investment Strategies: To pursue this goal, the Fund takes a multi-manager approach whereby two Sub-Advisers independently manage their own portion of the Fund’s assets. UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) takes a more value-oriented approach to investing whereby it looks for common stocks of large companies that it believes are selling at prices that UBS Global AM believes to be lower than their intrinsic values. Goldman Sachs Asset Management, L.P. takes a more growth-oriented approach to investing whereby it generally will target well-established large companies strategically positioned for consistent long-term growth. Both Sub-Advisers will use a fundamental bottom-up approach to selecting stocks for the Fund.

Each Sub-Adviser will initially manage approximately one-half of the Fund assets. At any point, however, the Manager may change the allocation of the Fund’s assets between the two Sub-Advisers on a basis determined by the Manager to be in the best interest of shareholders. This means that the portion of assets managed by one Sub-Adviser could be significantly larger than that managed by the other and that the difference between such proportions could change from time to time.

The Fund normally will invest substantially all of its assets in equity-type securities, including common stocks, warrants, preferred stocks and debt securities convertible into common stock and eligible real estate securities including real estate investment trusts (“REIT’s”). Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in these securities. The Fund may invest up to 25% of its assets in foreign securities (not including its investments in ADRs). In addition, the Fund may invest up to 10% of its total assets (excluding securities lending collateral) in lower rated bonds, commonly known as “junk bonds”, as further discussed in “Description of Principal Investment Risks.”

Principal Risks:	• Company Risk

•	Credit Risk

•	Currency Risk

•	Derivatives Risk

•	Foreign Investment Risk

•	Investment Management Risk

•	Liquidity Risk

•	Market Risk

See “Description of Principal Investment Risks.”

The bar chart and table below do not reflect expenses at the insurance product level, and if they did, the performance shown would have been lower.

Calendar Year Annual Total Returns

During the period shown above the highest quarterly return was 21.48% for the quarter ended 12/31/98 and the lowest was (17.19)% for the quarter ended 9/30/02.

UBS Global AM and Goldman Sachs Asset Management, L.P. became Sub-Advisers of the Fund effective May 1, 2002. Performance before that date is based on the performance of the Fund’s previous Sub-Adviser.

Performance Table

Average Annual Total Returns
(for the periods ending December 31, 2004)	Past One Year	Past Five Years	Past Ten Years
Fund Shares	10.41%	(4.09)%	9.60%
Russell 1000 Index*	11.39%	(1.76)%	12.16%

*	The Russell 1000® Index measures performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 3000® Index represents the largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Allmerica Investment Trust

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Objectives, Strategies and Risks

Equity Index Fund

Sub-Adviser: Opus Investment Management, Inc.

Investment Objective: The Fund seeks to achieve investment results that correspond to the aggregate price and yield performance of a representative selection of common stocks that are publicly traded in the United States.

Principal Investment Strategies: The Fund tries to achieve its objective by attempting to replicate the aggregate price and yield performance of the S&P 500 Index. Because of its policy of tracking the S&P 500 Index, the Fund does not follow traditional methods of active investment management, which involve buying and selling securities based upon analysis of economic and market factors. The method used to select investments for the Fund involves investing in common stocks in approximately the order of their weightings in the S&P 500 Index. Under normal circumstances, the Fund will hold equity securities of approximately 500 different companies included in the S&P 500 Index and will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity type securities. The Fund will incur expenses that are not reflected in the performance results of the S&P 500 Index. Therefore, the return of the Fund may be lower than the return of the S&P 500 Index. These factors, among others, may result in “tracking error”, which is a measure of the degree to which the Fund’s results differ from the results of the S&P 500 Index.

Principal Risks:	• Company Risk

•	Derivatives Risk

•	Market Risk

See “Description of Principal Investment Risks.”

The bar chart and table below do not reflect expenses at the insurance product level, and if they did, the performance shown would have been lower.

Calendar Year Annual Total Returns

During the period shown above the highest quarterly return was 21.41% for the quarter ended 12/31/98 and the lowest was (17.18)% for the quarter ended 9/30/02.

Performance Table

Average Annual Total Returns
(for the periods ending December 31, 2004)	Past One Year	Past Five Years	Past Ten Years
Fund Shares	10.32%	(2.57)%	11.58%
S&P 500 Index*	10.87%	(2.30)%	12.07%

*	The S&P 500 Index® is an unmanaged index of 500 leading stocks. S&P 500® Index is a registered trademark of McGraw-Hill Companies, Inc.

Allmerica Investment Trust

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Objectives, Strategies and Risks

Select Investment Grade Income Fund

Sub-Adviser: Opus Investment Management, Inc.
Investment Objective: The Fund seeks as high a level of total return, which includes capital appreciation as well as income, as is consistent with prudent investment management.

Principal Investment Strategies: To achieve its goal, the Fund invests in investment grade debt securities and money market instruments such as bonds and other corporate debt obligations; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or money market instruments, including commercial paper, bankers acceptances and negotiable certificates of deposit. Under normal circumstances, it is anticipated that the Fund will invest 100% of its net assets (plus any borrowings for investment purposes) in investment grade securities. The Fund also may invest in mortgage-backed and asset-backed securities. The Fund may invest up to 20% of its assets in foreign securities (not including its investments in ADRs) and up to 25% of its assets in debt obligations of supranational entities.

Investment grade securities are rated in the four highest grades by Moody’s Investors Service, Inc. or Standard & Poor’s or unrated but determined by the Sub-Adviser to be of comparable quality. For more information about rating categories, see the Appendix to the Statement of Additional Information (“SAI”). The Fund may invest in securities with relatively long maturities as well as securities with shorter maturities.

The Sub-Adviser actively manages the portfolio with a view to producing a high level of total return for the Fund while avoiding undue risks to capital. The Sub-Adviser attempts to anticipate events leading to price or ratings changes through using in-depth fundamental credit research.

Principal Risks:	• Company Risk

•	Credit Risk

•	Interest Rate Risk

•	Investment Management Risk

•	Liquidity Risk

•	Government Support Risk

•	Market Risk

•	Prepayment Risk

See “Description of Principal Investment Risks.”

The bar chart and table below do not reflect expenses at the insurance product level, and if they did, the performance shown would have been lower.

Calendar Year Annual Total Returns

During the period shown above the highest quarterly return was 6.02% for the quarter ended 6/30/95 and the lowest was (2.44)% for the quarter ended 6/30/04.

Performance Table

Average Annual Total Returns
(for the periods ending December 31, 2004)	Past One Year	Past Five Years	Past Ten Years
Fund Shares	3.98%	6.70%	7.04%
Lehman Brothers Aggregate Bond Index*	4.34%	7.71%	7.72%

*	The Lehman Brothers Aggregate Bond Index® is an unmanaged index of all fixed rate debt issues with an investment grade or higher rating, at least one year to maturity and an outstanding par value of at least $250 million.

Allmerica Investment Trust

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Objectives, Strategies and Risks

Government Bond Fund

Sub-Adviser: Opus Investment Management, Inc.

Investment Objective: The Fund seeks high income, preservation of capital, and maintenance of liquidity primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities (“U.S. Government securities”) and in related options, futures, and repurchase agreements.

Under normal conditions, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in U.S. Government securities.

Principal Investment Strategies: To pursue its objective, the Fund invests in U.S. Government securities that are backed by the full faith and credit of the U.S. government, such as Treasury securities and Government National Mortgage Association (“Ginnie Mae”) mortgage-backed securities, as well as U.S. Government securities that are backed by only the credit of a federal agency or government-sponsored entity, such as Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”) mortgage-backed securities. The Fund also may invest in other mortgage-backed government securities, other instruments secured by U.S. Government securities, asset-backed securities and separately-traded principal and interest components of U.S. Treasury securities. The Fund may invest up to 20% of its assets in debt obligations of supranational entities.

The Sub-Adviser selects securities for the portfolio with a view to producing a high level of current income while avoiding undue risks to capital. The Fund may invest in securities with relatively long maturities as well as securities with shorter maturities.

Principal Risks:	• Credit Risk

•	Interest Rate Risk

•	Investment Management Risk

•	Government Support Risk

•	Market Risk

•	Prepayment Risk

See “Description of Principal Investment Risks.”

The bar chart and table below do not reflect expenses at the insurance product level, and if they did, the performance shown would have been lower.

Calendar Year Annual Total Returns

During the period shown above the highest quarterly return was 4.87% for the quarter ended 9/30/01 and the lowest was (2.63)% for the quarter ended 6/30/04.

Performance Table

Average Annual Total Returns
(for the periods ending December 31, 2004)	Past One Year	Past Five Years	Past Ten Years
Fund Shares	2.12%	6.08%	6.15%
Lehman Brothers Intermediate Government Bond Index*	2.31%	6.56%	6.75%

*	The Lehman Brothers Intermediate Government Bond Index® is an unmanaged index of U.S. Government and Agency bonds with remaining maturities of one to ten years.

Allmerica Investment Trust

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Objectives, Strategies and Risks

Money Market Fund

Sub-Adviser: Opus Investment Management, Inc.
Investment Objective: The Fund seeks to obtain maximum current income consistent with preservation of capital and liquidity.

Principal Investment Strategies: The Fund seeks to achieve its objective by investing in high quality money market instruments such as obligations issued or guaranteed by the United States Government, its agencies, or instrumentalities; commercial paper; obligations of banks or savings and loan associations including bankers acceptances and certificates of deposit; repurchase agreements and cash and cash equivalents. The Fund may invest up to 25% of its assets in U.S. dollar denominated foreign debt securities and short-term instruments (not including investments in ADRs).

Any security purchased for the Fund must receive the highest or second highest quality rating by at least two recognized rating agencies or by one if only one has rated the security. If the security is unrated, the security must be viewed by the Sub-Adviser as having comparable quality. Portfolio securities will have a remaining maturity of 397 days or less and the portfolio is managed to maintain a dollar-weighted maturity of 90 days or less.

The Fund attempts to maintain a constant net asset value of $1.00 per share but it may not be able to do so due to adverse market conditions or other factors and it is possible for investors to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Principal Risks:	• Credit Risk

•	Government Support Risk

•	Interest Rate Risk

•	Investment Management Risk

•	Market Risk

See “Description of Principal Investment Risks.”

The bar chart and table below do not reflect expenses at the insurance product level, and if they did, the performance shown would have been lower.

Calendar Year Annual Total Returns

During the period shown above the highest quarterly return was 1.63% for the quarter ended 12/31/00 and the lowest was 0.16% for the quarter ended 6/30/04.

Performance Table

Average Annual Total Returns
(for the periods-ending December 31, 2004)	Past One Year	Past Five Years	Past Ten Years
Fund Shares	0.91%	2.79%	4.12%
iMoneyNet, Inc.’s Money Funds Report Averages: 1st Tier Taxable*	0.66%	2.30%	3.63%

*	iMoneyNet, Inc. is an independent firm that tracks regulated money market funds on a yield, shareholder, assets size and portfolio allocation basis.

The Fund’s 7-day yield ending December 31, 2004 was 1.64%.

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Expense Summary

Expenses are one of several factors to consider when investing in a Fund. Expenses shown are based on expenses incurred in respect of shares of the Funds for the 2004 fiscal year. The Example shows the cumulative expenses attributable to a hypothetical $10,000 investment in each Fund over specified periods.

Fees and Expenses of the Funds

This table describes the fees and expenses that you may pay if you invest in the Funds. Please note that the expenses listed below do not include the expenses of the applicable variable insurance product that you are purchasing. You should refer to the variable insurance product prospectus for more information relating to the fees and expenses of that product, which are in addition to the expenses of the Funds.

		Annual Fund Operating Expenses (expenses deducted from Fund assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees		Distribution (12b-1) Fees*	Other Expenses	Total Annual Fund Operating Expenses
Select Capital Appreciation Fund	N/A	0.92%		0.15%	0.08%	1.15	%(1),(2)
Select Value Opportunity Fund	N/A	0.88	%(1)	0.15%	0.07%	1.10	%(1),(2)
Select International Equity Fund	N/A	0.92%		0.15%	0.15%	1.22	%(1),(2)
Select Growth Fund	N/A	0.82	%(1)	0.15%	0.08%	1.05	%(1),(2)
Core Equity Fund	N/A	0.58%		0.15%	0.08%	0.81	%(1),(2)
Equity Index Fund	N/A	0.28%		0.15%	0.09%	0.52	%(1),(2)
Select Investment Grade Income Fund	N/A	0.42%		0.15%	0.07%	0.64	%(1)
Government Bond Fund	N/A	0.50%		0.15%	0.08%	0.73	%(1)
Money Market Fund	N/A	0.32%		0.15%	0.05%	0.52	%(1)

*	Each Fund has adopted a Plan of Distribution and Service under Rule 12b-1 of the Investment Company Act of 1940 (“12b-1 Plan”) that permits each Fund to pay fees to support the distribution of the Fund’s shares and certain maintenance services and other services for investment accounts. The 12b-1 Plan authorizes payment of a distribution and service fee at an annual rate of up to 0.25 percent of a Fund’s average daily net assets. The 12b-1 Plan has been implemented for each Fund at an initial annual rate of 0.15 percent of average daily net assets.

(1)	Through December 31, 2005, Allmerica Financial Investment Management Services, Inc. (the “Manager”) has agreed to a voluntary expense limitation of 1.35% of average daily net assets for the Select Capital Appreciation Fund, 1.25% for the Select Value Opportunity Fund, 1.50% for the Select International Equity Fund, 1.20%, each, for the Select Growth Fund and the Core Equity Fund, 1.00%, each, for the Select Investment Grade Income Fund and the Government Bond Fund, and 0.60%, each, for the Equity Index Fund and the Money Market Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout fiscal year 2004.

Through December 31, 2005, the Select Value Opportunity Fund’s management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets. The management fee rate for this Fund was less than its respective management fee limitation throughout fiscal year 2004.

Through December 31, 2005, the Manager has voluntarily agreed to waive that portion of the management fee of the Select Growth Fund to the extent that the amount of the sub-adviser fee paid to GE Asset Management Incorporated, a co-sub-adviser of the Fund, is less than the amount that would have been paid to Putnam Investment Management, LLC, a former co-Sub-Adviser of the Fund. Had this amount been treated as a waiver of management fees, the management fees and the total annual fund operating expenses for this Fund would have been 0.79% and 1.02%, respectively.

The declaration of a voluntary management fee or expense limitation in any year does not bind the Manager to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.

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(2)	These Funds have entered into agreements with brokers whereby brokers rebate a portion of commissions. Had these amounts been treated as reductions of expenses, the total annual fund operating expense ratios would have been 1.14% for the Select Capital Appreciation Fund, 1.04% for the Select Value Opportunity Fund, 1.21% for the Select International Equity Fund, 1.00% (including the management fee waiver) for the Select Growth Fund, 0.79% for the Core Equity Fund and 0.50% for the Equity Index Fund.

Example

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Please note that the Example does not reflect the expenses of the applicable variable insurance product that you are purchasing. You should refer to the applicable variable insurance product prospectus for more information on these expenses, which are in addition to the expenses of the Funds. The Example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Select Capital Appreciation Fund	$118	$367	$636	$1,404
Select Value Opportunity Fund	$113	$352	$609	$1,346
Select International Equity Fund	$125	$389	$674	$1,484
Select Growth Fund	$108	$336	$582	$1,288
Core Equity Fund	$83	$260	$451	$1,005
Equity Index Fund	$53	$167	$291	$654
Select Investment Grade Income Fund	$66	$205	$358	$800
Government Bond Fund	$75	$234	$407	$909
Money Market Fund	$53	$167	$291	$654

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Description of Principal Investment Risks

The following is a summary of the principal risks of investing in a Fund and the factors likely to cause the value of your investment in the Fund to decline. The principal risks applicable to each Fund are identified under “Fund Summaries”. There are also many factors that could cause the value of your investment in a Fund to decline which are not described here. It is important to remember that there is no guarantee that the Funds will achieve their investment objectives, and an investor in any of the Funds could lose money.

Company Risk

A Fund’s equity and fixed income investments in a company often fluctuate based on:

•  the firm’s actual and anticipated earnings,

•  changes in management, product offerings and overall financial strength and

•  the potential for takeovers and acquisitions.

This is due to the fact that prices of securities react to the fiscal and business conditions of the company that issued the securities. Factors affecting a company’s particular industry, such as increased production costs, also may affect the value of its securities.

The stocks of mid-cap companies entail greater risk and are usually more volatile than shares of larger companies. Smaller companies with market capitalizations of less than $1 billion or so are more likely than larger companies to have limited products lines or smaller markets for their goods and services. Small company stocks may not trade very actively, and their prices may fluctuate more than stocks of other companies as a result of lower liquidity. They may depend on a small or inexperienced management group. Stocks of smaller companies also may be more vulnerable to negative changes than stocks of larger companies.

Credit Risk

Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. There are different levels of credit risk. Funds that invest in lower-rated securities have higher levels of credit risk. Lower-rated or unrated securities of equivalent quality, generally known as “junk bonds”, have very high levels of credit risk. “Junk bonds” are considered to be speculative in their capacity to pay interest and repay principal. The price of a fixed income security can be expected to fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer’s credit rating or there is negative news that affects the market’s perception of the issuer’s credit risk.

Currency Risk

This is the risk that the value of a Fund’s investments may decline due to fluctuations in exchange rates between the U.S. dollar and foreign currencies. Funds that invest in securities denominated in or are receiving revenues in foreign currencies are subject to currency risk. There is often a greater risk of currency fluctuations and devaluations in emerging markets countries.

Derivatives Risk

A Fund may use derivatives to hedge against an opposite position that the Fund also holds. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When a Fund uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses. A Fund may also use derivatives as an investment vehicle to gain market exposure. Gains or losses from derivative investments may be substantially greater than the derivative’s original cost. When a Fund uses derivatives, it is also subject to the risk that the other party to the agreement will not be able to perform. Additional risks associated with derivatives include mispricing and improper valuation.

Risk of Investing in a Limited Number of Issuers

A Fund may invest in securities of a limited number of issuers to achieve a potentially greater investment return than a fund that invests in a larger number of issuers. As a result, price movements of a single issuer’s securities will have a greater

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impact on such Fund’s net asset value causing it to fluctuate more than that of a more widely diversified fund.

Foreign Investment Risk

Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Funds investing in foreign securities may experience rapid changes in value. One reason for this volatility is that the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Enforcing legal rights may be difficult, costly and slow in foreign countries. Also, foreign companies may not be subject to governmental supervision or accounting standards comparable to those applicable to U.S. companies, and there may be less public information about their operations. Investments in emerging markets securities involve all of the risks of investments in foreign securities, and also involve additional risks, such as higher levels of volatility than are present in the markets of developed countries.

Interest Rate Risk

When interest rates rise, the prices of fixed income securities in a Fund’s portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund’s portfolio will generally rise. Even Funds that invest in the highest quality debt securities are subject to interest rate risk. Interest rate risk usually will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities.

Investment Management Risk

Investment management risk is the risk that a Fund does not achieve its investment objective, even though the Sub-Adviser uses various investment strategies and techniques.

Government Support Risk

Some securities issued by U.S. Government-sponsored agencies may not be supported by the full faith and credit of the U.S. Treasury. Examples of such securities are those issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Banks (“FHLBS”). No assurances can be given that the U.S. Treasury would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so. Some U.S. Government securities such as Treasury bills, notes and bonds and Government National Mortgage Association (“Ginnie Mac”) mortgage backed securities are backed by the full faith and credit of the United States. Other U.S. Government securities are supported by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) discretionary authority of the U.S. Government to purchase the obligations of the agency or instrumentality, or (iii) only the credit of the instrumentality itself.

Liquidity Risk

This is the risk that a Fund will not be able to sell a security at a reasonable price because there are too few people who actively buy and sell, or trade, that security on a regular basis. Liquidity risk increases for Funds investing in foreign investments (especially emerging markets securities), smaller companies, lower credit quality bonds (also called “junk bonds”), restricted securities, over-the-counter securities and derivatives.

Market Risk

This is the risk that the price of a security held by a Fund will fall due to changing economic, political or market conditions or to factors affecting investor psychology.

Prepayment Risk

While mortgage-backed securities may have a stated maturity, their expected maturities may vary when interest rates rise or fall. When interest rates fall, homeowners are more likely to prepay their mortgage loans which may result in an unforeseen loss of future interest income to a Fund. Also, because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall.

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Other Investment Strategies

The Fund Summaries starting on page 3 describe the investment objective and the principal investment strategies and risks of each Fund. The Funds may at times use the following investment strategies, some of which are principal investment strategies, as noted under the principal investment strategy section for each Fund under the section entitled, “Objectives, Strategies and Risks”. Attached as an Appendix is a chart with a listing of various investment techniques and strategies that the Sub-Advisers of the Funds may utilize. In addition, the Statement of Additional Information contains more detailed descriptions of these and other available strategies. A Fund may decide that it is in the best interests of shareholders to make changes to its investment objective and strategies described in this Prospectus. These investment objectives and strategies may be changed with the approval of the Board of Trustees, but without shareholder approval.

Derivative Investments (applicable to each Fund except the Money Market Fund). Instead of investing directly in the types of portfolio securities described in the Summary, each Fund, except the Money Market Fund, may buy or sell a variety of “derivative” investments to gain exposure to particular securities or markets. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund’s Sub-Adviser will sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives to enhance returns, which increases opportunities for gain but also involves greater risk.

Foreign Investments (applicable to each Fund except the Government Bond Fund). Each Fund, except the Government Bond Fund, may invest all or a substantial part of its portfolio in securities of companies that are located or primarily doing business in a foreign country. A company is considered to be located in a foreign country if it is organized under the laws of, or has a principal office in, that country. A company is considered as primarily doing business in a country if (i) the company derives at least 50% of its gross revenues or profits from either goods or services produced or sold in the country or (ii) at least 50% of the company’s assets are situated in the country. A Fund may invest in foreign securities either directly or indirectly through the use of depositary receipts, such as ADRs. Depositary receipts are generally issued by banks or trust companies and evidence ownership of underlying foreign securities. An ADR may be sponsored by the issuer of the underlying foreign security or it may be issued in unsponsored form. The holder of a sponsored ADR is likely to receive more frequent and extensive financial disclosure concerning the foreign issuer than the holder of an unsponsored ADR and generally will bear lower transaction charges. The Select Capital Appreciation Fund and Select International Equity Fund may also purchase foreign securities through European Depositary Receipts and Global Depositary Receipts.

High Yield Securities (applicable to the Select Capital Appreciation Fund, Select Growth Fund and Core Equity Fund). The Select Capital Appreciation Fund, Select Growth Fund and Core Equity Fund may purchase corporate debt securities which are high yield securities, or “junk bonds” (rated at the time of purchase BB or lower by Moody’s Investors Service, Inc. or Standard & Poor’s, or equivalently rated by another rating agency, or unrated but believed by the Sub-Adviser to have similar quality.) These securities are considered to be speculative in their capacity to pay interest and repay principal.

Lending of Securities (applicable to all Funds). To realize additional income, the Funds may lend portfolio securities to broker-dealers or financial institutions in an amount up to 33 1/3% of a Fund’s total assets. While any such loan is outstanding, a Fund will continue to receive amounts equal to the interest or dividends paid by the issuer on the securities, as

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well as interest (less any rebates to be paid to the borrower) on the investment of the collateral or a fee from the borrower. Each Fund will have the right to call each loan and obtain the securities. Lending portfolio securities involves possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral.

Restricted Securities (applicable to all Funds). The Funds may purchase securities that are not registered under Federal securities law (“restricted securities”), but can be offered and sold to certain “qualified institutional buyers.” None of the Funds will invest more than 15% (10% for the Money Market Fund) of its net assets in restricted securities (and securities deemed to be illiquid). These limits do not apply if the Board of Trustees determines that the restricted securities are liquid. The Board of Trustees has adopted guidelines and delegated to the Manager the daily function of determining and monitoring the liquidity of restricted securities. The Board, however, retains sufficient oversight of the Manager and is ultimately responsible for its determinations. This investment practice could increase the level of illiquidity in a Fund if buyers lose interest in restricted securities. As a result, a Fund might not be able to sell these securities when its Sub-Adviser wants to sell, or might have to sell them at less than fair value. In addition, market quotations for these securities are less readily available.

Temporary Defensive Strategies. At times, a Sub-Adviser may determine that market conditions make it desirable temporarily to suspend a Fund’s normal investment activities. At such times, the Fund may temporarily invest in a variety of lower-risk securities, such as U.S. Government and other high quality bonds and short-term debt obligations. Such strategies attempt to reduce changes in the value of the Fund’s shares. The Fund may not achieve its investment objective while these strategies are in effect.

Frequent Trading. Certain Funds from time to time may engage in active and frequent trading to achieve their investment objective. Frequent trading increases transaction costs, which could detract from the Fund’s performance.

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Management of the Funds

The Trust is governed by a Board of Trustees. Allmerica Financial Investment Management Services, Inc. is the investment Manager of the Trust responsible for managing the Trust’s day-to-day business affairs. The Manager is located at 440 Lincoln Street, Worcester, MA 01653. The Manager has been managing mutual funds since 1985. Sub-Advisers have been hired to manage the investments of the Funds. The Trust and Manager have obtained an order of exemption from the Securities and Exchange Commission that permits the Manager to enter into and materially amend sub-advisory agreements with non-affiliated Sub-Advisers without obtaining shareholder approval. The Manager has ultimate responsibility to oversee Sub-Advisers. The Manager has the ability, subject to approval by the Trustees, to hire and terminate Sub-Advisers and to change materially the terms of the Sub-Adviser Agreements, including the compensation paid to the Sub-Advisers. The Sub-Advisers have been selected by the Manager and Trustees with the help of CRA RogersCasey, Inc., a pension consulting firm. The fees earned by each Sub-Adviser and CRA RogersCasey are paid by the Manager. The performance by the Sub-Advisers is reviewed quarterly by a committee of the Board of Trustees, with assistance from CRA RogersCasey.

The following table provides information about each Fund’s Sub-Adviser(s):

Fund Name, Sub-Adviser Name and Address	Experience
Select Capital Appreciation Fund T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	Manages with its affiliates assets totaling $235.2 billion as of December 31, 2004 for over eight million individual and institutional investor accounts. Founded in 1937.
Select Value Opportunity Fund Cramer Rosenthal McGlynn, LLC 520 Madison Avenue, 32nd Floor New York, NY 10022	Established in 1973. Over $6.75 billion in assets under management as of December 31, 2004. Provides investment advice to mutual funds, individual trusts, and institutional community representing corporate pension funds, public funds, educational, community, religious and private endowments and foundations.
Select International Equity Fund Grantham, Mayo, Van Otterloo & Co. LLC 49 Rowes Wharf Boston, MA 02110	Founded in 1977. As of December 31, 2004, the firm had approximately $82 billion in assets under management and is a privately-held global investment management firm.
J.P. Morgan Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Founded in 1838. As of December 31, 2004, the firm had approximately $791 billion in assets under management. The firm is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a publicly-traded company.

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Fund Name, Sub-Adviser Name and Address	Experience
Select Growth Fund GE Asset Management Incorporated 3003 Summer Street P.O. Box 7900 Stamford, CT 06904	As of December 31, 2004, approximately $178 billion in assets under management. Investment manager of employee pension plan and mutual funds since 1920’s.
Jennison Associates LLC 466 Lexington Avenue New York, NY 10017	As of December 31, 2004, managed approximately $64 billion in assets for mutual funds, qualified and non-qualified plans, foundations, endowments and other entities. Founded in 1969, Jennison is a direct, wholly-owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc.
Core Equity Fund UBS Global Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606	Provides investment advisory services to institutional investors, including corporate and public plan sponsors, foundations and endowments, unions, insurance companies, mutual funds and central banks. As of December 31, 2004, had approximately $55.6 billion in assets under management, and is a member of UBS Asset Management business group, which had approximately $483 billion in assets under management as of December 31, 2004.
Goldman Sachs Asset Management, L.P. 32 Old Slip New York, NY 10005	Provides discretionary investment advisory services to institutional investors such as pension funds, endowments, foundations, financial institutions, corporations and governments. Had approximately $422.8 billion in assets under management as of December 31, 2004.
Equity Index Fund Opus Investment Management, Inc. 440 Lincoln Street Worcester, MA 01653	Incorporated in 1993. Had $10.5 billion in assets under management as of December 31, 2004. Serves as investment adviser to investment companies and affiliated insurance company accounts.
Select Investment Grade Income Fund Opus Investment Management, Inc. 440 Lincoln Street Worcester, MA 01653	See Equity Index Fund above
Government Bond Fund Opus Investment Management, Inc. 440 Lincoln Street Worcester, MA 01653	See Equity Index Fund above
Money Market Fund Opus Investment Management, Inc. 440 Lincoln Street Worcester, MA 01653	See Equity Index Fund above

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For a sample listing of certain of the Sub-Advisers’ clients, see “Investment Management and Other Services” in the SAI.

The following individuals or groups of individuals are primarily responsible for the day-to-day management of the Funds’ portfolios. The SAI provides additional information about the compensation of the Portfolio Manager(s), other accounts managed by the Portfolio Manager(s), and the ownership of securities in the Fund by the Portfolio Manager(s).

Fund Name and Sub-Adviser Name	Name and Title of Portfolio Manager(s)	Service with Sub-Adviser	Business Experience
Select Capital Appreciation Fund T. Rowe Price Associates, Inc (“T. Rowe Price”)	Brian W.H. Berghuis, CFA, Vice President	1985 - Present	He has 20 years of experience in equity research and portfolio management. He is Chairman of the investment team for the Fund with responsibility for the day-to-day management of the Fund’s portfolio.
Select Value Opportunity Fund Cramer Rosenthal McGlynn, LLC (“CRM”)	Ronald H. McGlynn, Chairman and CEO	1973 - Present	He joined CRM in 1973, has 33 years of investment experience and oversees all departments at CRM.
	Jay B. Abramson, President and Chief Investment Officer	1985 - Present	He has been with CRM since 1985 and is responsible for portfolio management and investment research.
	Adam L. Starr, Portfolio Manager, Senior Research Analyst	1999 - Present	Prior to joining CRM, Mr. Starr worked as a portfolio manager at Weiss, Peck & Greer, LLC.
	Brendan Hartman, Portfolio Manager, Senior Research Analyst	2001 - Present	Prior to joining CRM, Mr. Hartman was a research analyst at DLJ and Salomon Brothers.
Select International Equity Fund Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”)	Thomas Hancock, Portfolio Manager	1995 - Present	Dr. Hancock has served as portfolio manager for the portion of the Fund managed by GMO since 2004. He leads the portfolio management team responsible for the management of international developed market and global quantitative equities portfolios. Prior to joining GMO in 1995, Dr. Hancock was a research scientist at Siemens and a software engineer at IBM.
J.P. Morgan Investment Management Inc. (“J.P. Morgan”)	James Fisher, Senior Portfolio Manager and Managing Director	1985 - Present	Mr. Fisher heads a team that is responsible for the portion of the Fund managed by J.P. Morgan’s global portfolio group based in London.

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Fund Name and Sub-Adviser Name	Name and Title of Portfolio Manager(s)	Service with Sub-Adviser	Business Experience
Select Growth Fund GE Asset Management Incorporated (“GEAM”)	David B. Carlson	1982 - Present	Mr. Carlson, Executive Vice President and Chief Investment Officer - U.S. Equities, is responsible for GEAM’s U.S. Equity investment operations and is a Chartered Financial Analyst. He joined GEAM in 1982 as a securities analyst for investment operations. He became a Vice President in 1987, Senior Vice President in 1989 and Executive Vice President in 2003.
Jennison Associates LLC (“Jennison”)	Kathleen McCarragher	1998 - Present	Ms. McCarragher, an Executive Vice President of Jennison is also Jennison’s Head of Growth Equity. Prior to joining Jennison in 1998, she was a Managing Director and the Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C.
	Michael Del Balso	1972 - Present	Mr. Del Balso, an Executive Vice President of Jennison, is also Jennison’s Director of Research for Growth Equity. He joined Jennison in 1972 after four years with White, Weld & Company, where he was a Vice President.
Core Equity Fund UBS Global Asset Management (Americas) Inc. (“UBS Global AM”)	John L. Leonard, CFA Managing Director, Head of North American Equities and Deputy Global Head of Equities	1991 - Present	Mr. Leonard is responsible for the development of sector and stock selection strategies in the North American market and is a member of UBS Global AM’s Executive Committee.
	Thomas M. Cole, CFA Managing Director, Head of Research - North American Core Equities	1985 - Present	Mr. Cole is responsible for the direction and oversight of the research group of UBS Global AM’s North American core equities team. He has been a senior analyst since joining UBS Global AM in 1985.

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Fund Name and Sub-Adviser Name	Name and Title of Portfolio Manager(s)	Service with Sub-Adviser	Business Experience
Core Equity Fund (Continued)	Thomas J. Digenan, CFA Executive Director, North American Equity Strategist	1993 - Present	Mr. Digenan participates in the analysis and development of U.S. equity portfolios and is responsible for communicating the firm’s equity strategy to clients and investment consultants; he previously was president of the firm’s mutual funds and relationship funds organization.
	Scott C. Hazen, CFA, Executive Director, North American Equity Strategist	1992 - Present	Mr. Hazen participates in the analysis and development of U.S. equity portfolios and is responsible for communicating the firm’s equity strategy to clients and investment consultants; he previously was a member of the firm’s global investment team responsible for providing client service and relationship management to the firm’s clients.
Goldman Sachs Asset Management, L.P. (“Goldman Sachs”)	Herbert E. Ehlers, Managing Director, Chief Investment Officer and Senior Portfolio Manager	1997 - Present	Mr. Ehlers is a Managing Director / Partner of Goldman Sachs & Co. He is a Chief Investment Officer, a senior portfolio manager for the Growth Team, and has been the lead manager of the strategy since its inception in 1981. He served as CEO of Liberty Investment Management prior to its acquisition by Goldman Sachs in January 1997.
	Gregory H. Ekizian, CFA Managing Director, Chief Investment Officer, Senior Portfolio Manager	1997 - Present	Mr. Ekizianis is a Chief Investment Officer and a senior portfolio manager for the Growth Team. He has primary responsibility for investment research in household products, pharmaceuticals, restaurants, consumer promotion, and lodging. He was a senior portfolio manager at Liberty Investment Management prior to its acquisition by Goldman Sachs in January 1997.

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Fund Name and Sub-Adviser Name	Name and Title of Portfolio Manager(s)	Service with Sub-Adviser	Business Experience
Core Equity Fund (Continued)	David G. Shell, CFA, Managing Director, Chief Investment Officer; Senior Portfolio Manager	1997 - Present	Mr. Shell is a Managing Director/Partner of Goldman Sachs & Co. He is a Chief Investment Officer and a senior portfolio manager for the Growth Team. He has primary responsibility for investment research in entertainment, cable television, broadcasting, telecommunications, and wireless communications. He was a senior portfolio manager at Liberty Investment Management prior to its acquisition by Goldman Sachs in January 1997.
	Steven M. Barry, Managing Director; Co-Chief Investment Officer; Senior Portfolio Manager	1999 - Present	Mr. Barry is a Managing Director/Partner of Goldman, Sachs & Co. He is a Chief Investment Officer and a senior portfolio manager for the Growth Team. He has primary responsibility for investment research in media, communications and technology. Prior to joining Goldman Sachs in 1999, he was a portfolio manager at Alliance Capital Management.
Equity Index Fund Opus Investment Management, Inc. (“Opus”)	Richard J. Litchfield, CFA Vice President	1995 - Present	Mr. Litchfield joined Opus in 1995. He is responsible for the management of taxable and tax-exempt fixed income portfolios for the Opus insurance clients, with an investment focus on property and casualty assets.
Select Investment Grade Income Fund Opus Investment Management, Inc. (“Opus”)	Ann K. Tripp Vice President	1987 - Present	Ms. Tripp joined Opus in 1987. She is the Head of Portfolio Management for Opus and has primary responsibility for management of the Core Investment Grade product and for the management of several insurance client portfolios.

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Fund Name and Sub-Adviser Name	Name and Title of Portfolio Manager(s)	Service with Sub-Adviser	Business Experience
Government Bond Fund Opus Investment Management, Inc. (“Opus”)	Benson Chau, CFA Vice President	1995 - Present	Mr. Chau joined Opus in 1995 as a fixed income research analyst. He now manages affiliated and non-affiliated portfolios including the general accounts of Allmerica Financial’s Life Insurance and Annuity Companies.
Money Market Fund Opus Investment Management, Inc. (“Opus”)	Eric M. Trigilio, CFA Vice President	2003 - Present	Mr. Trigilio joined Opus in 2003. He is responsible for the management of the short-term fixed income portfolios. Prior to joining the firm, Mr. Trigilio was a portfolio manager for Boston Advisors, Inc.

For the fiscal year ended December 31, 2004, the Funds paid the Manager the fees shown in the table below:

Fund	Fee (as a percentage of average net assets)
Select Capital Appreciation Fund	0.92%
Select Value Opportunity Fund	0.88%
Select International Equity Fund	0.92%
Select Growth Fund*	0.79%
Core Equity Fund	0.58%
Equity Index Fund	0.28%
Select Investment Grade Income Fund	0.42%
Government Bond Fund	0.50%
Money Market Fund	0.32%

*	Reflects voluntary management fee waiver; excluding this waiver, the fee would have been 0.82%.

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For the fiscal year ended December 31, 2004, the Manager paid each Sub-Adviser aggregate fees as set forth below:

Sub-Adviser	Fee (as a percentage of average net assets)
T. Rowe Price Associates, Inc. (Select Capital Appreciation Fund)	0.50%
Cramer Rosenthal McGlynn, LLC (Select Value Opportunity Fund)	0.50%
Bank of Ireland Asset Management (U.S.) Limited, Grantham, Mayo, Van Otterloo & Co. LLC, and J.P. Morgan Investment Management Inc. (Select International Equity Fund)	0.38	%(1),(3)
Putnam Investment Management, LLC, GE Asset Management Incorporated, and Jennison Associates LLC (Select Growth Fund)	0.36	%(2),(3)
UBS Global Asset Management (Americas) Inc and Goldman Sachs Asset Management, L.P. (Core Equity Fund)	0.33	%(3)
Opus Investment Management, Inc. (Equity Index Fund)	0.10%
Opus Investment Management, Inc. (Select Investment Grade Income Fund)	0.20%
Opus Investment Management, Inc. (Government Bond Fund)	0.20%
Opus Investment Management, Inc. (Money Market Fund)	0.10%

(1)	Effective October 1, 2004, Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) and J.P. Morgan Investment Management Inc. (“JP Morgan”) replaced Bank of Ireland Asset Management (U.S.) Limited as Sub-Advisers of the Select International Equity Fund. Under the new Sub-Adviser Agreement with GMO, the Manager pays GMO a fee computed daily and paid quarterly at an annual rate of 0.75% based on the average daily net assets of the Fund that GMO manages up to $50 million, 0.60% on the next $50 million, 0.55% on the next $100 million, 0.50% on the next $100 million, and 0.45% on net assets over $300 million. Under the new Sub-Adviser Agreement with JP Morgan, the Manager pays JP Morgan a fee computed daily and paid quarterly at an annual rate of 0.60% based on the average daily net assets of the Fund that JP Morgan manages up to $25 million, 0.50% on the next $25 million, 0.45% on the next $50 million, and 0.30% on net assets over $100 million.

(2)	Effective April 30, 2004, GE Asset Management Incorporated (“GEAM”) replaced Putnam Investment Management, LLC as Sub-Adviser for the Select Growth Fund. Under the new Sub-Adviser Agreement with GEAM, the Manager pays GEAM a fee computed daily and paid quarterly at an annual rate of 0.60% based on the average daily net assets of the Fund that GEAM manages up to $25 million, 0.55% on the next $25 million, 0.45% on the next $25 million, 0.40% on the next $25 million, and 0.245% on net assets over $100 million.

(3)	The rate shown represents the total sub-adviser fees paid to all sub-advisers by the Manager for the year ended December 31, 2004.

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Pricing of Fund Shares

The Funds sell and redeem their shares at a price equal to their net asset value (“NAV”). The Funds do not charge any sales loads or redemption fees. The NAV of a share is computed by adding the current value of all the Fund’s assets, subtracting its liabilities and dividing by the number of its outstanding shares. NAV is computed once daily at the close of regular trading on the New York Stock Exchange each day the Exchange is open—normally 4:00 p.m. Eastern Time. Orders for the purchase or redemption of shares are filled at the next NAV computed after an order is received by the Fund. The Funds do not accept orders or compute their NAV’s on days when the Exchange is closed.

Equity securities are valued based on market value if market quotations are readily available. Debt securities (other than short-term obligations) normally are valued based on pricing service valuations. All securities of the Money Market Fund are valued at amortized cost. Debt obligations in the other Funds with a remaining maturity of 60 days or less are valued at amortized cost when amortized cost is considered to represent fair value. Values for short-term obligations of the other Funds having a remaining maturity of more than 60 days are based upon readily available market quotations. In other cases, debt and equity securities and any other assets are valued at their fair value following procedures approved by the Trustees. For example, a fund may value an equity security at its fair value when the relevant exchange closes early or trading in the security is suspended. It may also value an equity security at fair value if recent transactions in the security have been very limited or material information about the issuer becomes available after the close of the relevant market. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the Trustees. The Funds’ use of fair value pricing is designed to ensure that each Fund’s net asset value reflects the value of its underlying portfolio securities as accurately as possible. There can be no assurance, however, that a fair valuation used by a Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day.

Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when shareholders will not be able to buy or sell shares.

Purchase and Redemption of Shares

Shares of the Funds currently are purchased only by Separate Accounts which are the funding mechanisms for variable annuity contracts and variable life insurance policies. The Distributor, VeraVest Investments, Inc., at its expense, may provide promotional incentives to dealers who sell variable annuity contracts which invest in the Funds. The Trust has obtained an exemptive order from the Securities and Exchange Commission to permit Fund shares to be sold to variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies and certain qualified pension and retirement plans. Material irreconcilable conflicts may arise among various insurance policy owners and plan participants. The Trustees will monitor events to identify any material conflicts and determine if any action should be taken to resolve such conflict.

No fee is charged by the Trust on redemption. The variable contracts funded through the Separate Accounts are sold subject to certain fees and charges which may include sales and redemption charges. See the prospectuses for the variable insurance products.

Normally, redemption payments will be made within seven days after the Trust receives a written redemption request. Redemptions may be suspended when trading on the New York Stock Exchange is restricted or when permitted by the Securities and Exchange Commission.

Excessive or disruptive trading of Fund shares in response to short-term fluctuations in the market—also known as “market timing”—may make it very difficult to manage a Fund’s

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27

investments and raise its expenses. Market timing may harm all Fund shareholders by interfering with portfolio management, increasing a Fund’s expenses and diluting a Fund’s net asset value. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer’s shares. This can happen at a time when it is not advantageous to sell any securities, which may harm the Fund’s performance. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because it is not possible to predict how much cash the Fund will have to invest. A Fund that invests in foreign securities may be particularly susceptible to short duration trading strategies. On the other hand, a shareholder engaging in a market timing strategy may target a Fund that does not invest primarily in foreign securities.

The Trust, as a matter of policy, discourages and does not accommodate market timing, and seeks to prevent excessive purchases and sales or exchanges of shares of the Funds. The Trust will increase its monitoring of shareholders who engage in these types of disruptive trading practices. When a shareholder is detected market timing, the Trust will limit the number of transfers the shareholder may make during a given period or impose additional restrictions on allocations and transfers. When in the Manager’s or the Sub-Adviser’s opinion such activity would have a disruptive effect on portfolio management or harm other investors, a Fund reserves the right to refuse or cancel purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The Trust will seek to prevent such practices to the extent they are detected by the monitoring procedures used by the Trust, subject to a Fund’s ability to monitor purchase, sale and exchange activity, and subject to such limitations as may result from the terms and conditions contained in certain of the insurance contracts for which the Fund serves as an investment vehicle. The Trust reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice. While the Trust will try to prevent market timing by utilizing monitoring procedures, these procedures may not be successful in identifying or stopping excessive or short duration trading attributable to particular shareholders in all circumstances. Also, the terms and conditions of the relevant contract may limit the ability of the Trust to curtail the shareholders’ activity. This means that, even after the detection of such possible shareholder activity, the affected Fund may continue to suffer the effects of market timing.

As noted above, the Funds serve as the underlying investments for insurance product separate accounts (often called “omnibus accounts”). Fund shares held in omnibus accounts are held in the name of an intermediary on behalf of multiple beneficial owners or contract holders. Because funds held through omnibus accounts may have little or no access to trading records of individual contract holders, it may be difficult or impossible to determine if a particular contract holder is engaging in market timing. In certain circumstances, there may be operational or technological constraints on the fund’s ability to monitor activity. In addition, even when the Fund or the Manager has sufficient information, its detection methods may not capture all market timing.

Distribution Fees

Effective May 1, 2002, each Fund has adopted a Plan of Distribution and Service under Rule 12b-1 of the Investment Company Act of 1940 (“12b-1 Plan”) that permits the Funds to pay fees to support the distribution of the Funds’ shares and certain maintenance services and other services to investment accounts. The 12b-1 Plan authorizes payment of a distribution and service fee at an annual rate of up to 0.25 percent of each Fund’s average daily net assets. The 12b-1 Plan has been implemented for each Fund at an initial annual rate of 0.15 percent of each Fund’s average daily net assets. Because these fees are paid out of a Fund’s assets on an on-going basis, over time those fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Trust currently offers only one class of shares of each of the Funds, the Service Shares (the “Shares”).

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Distributions and Taxes

Distributions

Each Fund pays out substantially all of its net investment income and net capital gains to shareholders each year. Net investment income is paid quarterly in the case of the Core Equity Fund, Equity Index Fund, Select Investment Grade Income Fund and Government Bond Fund; annually in the case of the Select Capital Appreciation Fund, Select Value Opportunity Fund, Select International Equity Fund and Select Growth Fund; and daily in the case of the Money Market Fund. Distributions of net capital gains for the year, if any, are made annually. All dividends and capital gain distributions are applied to purchase additional Fund shares at net asset value as of the payment date. Fund shares are held by the Separate Accounts and any distributions are reinvested automatically by the Separate Accounts unless an election is made on behalf of a Separate Account to receive some or all of the dividend in cash.

Taxes

The Trust and the Funds intend to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies so that the Trust and the Funds will not be subject to federal income or excise taxes. Under current federal income tax law, dividend or capital gain distributions from any Fund are not currently taxable when left to accumulate within a qualifying variable annuity or variable life insurance contract.

In order for investors to receive the favorable tax treatment available for holders of variable annuity and variable life insurance contracts, the Separate Accounts underlying such contracts, as well as the Funds in which such accounts invest, must meet certain diversification requirements. Each Fund and each Separate Account intends to comply with these requirements. If a Fund or a Separate Account does not meet such requirements, income allocable to the contracts associated with the Separate Account would be taxable currently to the holders of such contracts.

Withdrawals from such contracts, whether prior to or during the annuity payment period, may be subject to ordinary income tax and, if withdrawn before age 59 1/2, to an additional 10% penalty tax.

A Fund’s investments in foreign securities may be subject to withholding and other taxes at the source, including on dividend or interest payments. In that case, the Fund’s yield on those securities would be decreased.

Tax consequences to investors in the Separate Accounts which are invested in the Trust are described in more detail in the prospectuses for those accounts.

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Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, are incorporated herein by reference in the Statement of Additional Information and included in the annual report, which is available upon request.

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ALLMERICA INVESTMENT TRUST

FINANCIAL HIGHLIGHTS – For a Share Outstanding Throughout Each Period

	Income from Investment Operations				Less Distributions
Year Ended December 31,	Net Asset Value Beginning of Year	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Increase (Decrease) in Net Asset Value
Select Capital Appreciation Fund
2004	$2.125	$(0.015)	$0.373	$0.358	$–	$(0.197)	$(0.197)	$0.161
2003	1.521	(0.015)	0.619	0.604	–	–	–	0.604
2002	1.940	(0.014)	(0.405)	(0.419)	–	–	–	(0.419)
2001	2.122	(0.010)	(0.019)	(0.029)	–	(0.153)	(0.153)	(0.182)
2000	2.053	(0.008)	0.147	0.139	–	(0.070)	(0.070)	0.069
Select Value Opportunity Fund
2004	$2.050	$0.001	$0.365	$0.366	$(0.001)	$(0.145)	$(0.146)	$0.220
2003	1.487	0.002	0.568	0.570	(0.002)	(0.005)	(0.007)	0.563
2002	1.975	0.002	(0.315)	(0.313)	(0.011)	(0.164)	(0.175)	(0.488)
2001	1.958	0.012	0.225	0.237	(0.012)	(0.208)	(0.220)	0.017
2000	1.521	0.012	0.446	0.458	(0.006)	(0.015)	(0.021)	0.437
Select International Equity Fund(1)
2004	$1.108	$0.019	$0.139	$0.158	$(0.015)	$–	$(0.015)	$0.143
2003	0.874	0.015	0.226	0.241	(0.007)	–	(0.007)	0.234
2002	1.113	0.013	(0.226)	(0.213)	(0.017)	(0.009)	(0.026)	(0.239)
2001	1.781	0.018	(0.385)	(0.367)	(0.024)	(0.277)	(0.301)	(0.668)
2000	2.031	0.013	(0.191)	(0.178)	(0.009)	(0.063)	(0.072)	(0.250)
Select Growth Fund(1)
2004	$1.438	$0.003 (3)	$0.104	$0.107	$–	$–	$–	$0.107
2003	1.139	(0.001)	0.301	0.300	(0.001)	–	(0.001)	0.299
2002	1.576	0.001	(0.436)	(0.435)	(0.002)	–	(0.002)	(0.437)
2001	2.214	0.002	(0.545)	(0.543)	–	(0.095)	(0.095)	(0.638)
2000	3.049	(0.001)	(0.489)	(0.490)	–	(0.345)	(0.345)	(0.835)
Core Equity Fund(1)
2004	$1.568	$0.017 (3)	$0.145	$0.162	$(0.017)	$–	$(0.017)	$0.145
2003	1.239	0.012	0.329	0.341	(0.012)	–	(0.012)	0.329
2002	1.633	0.011 (4)	(0.393)	(0.382)	(0.012)	–	(0.012)	(0.394)
2001	2.689	0.016	(0.439)	(0.423)	(0.015)	(0.618)	(0.633)	(1.056)
2000	3.310	0.016	(0.295)	(0.279)	(0.017)	(0.325)	(0.342)	(0.621)

(A)	Including reimbursements, waivers, and reductions.
(B)	Excluding reductions. Certain Portfolios have entered varying arrangements with brokers who reduced a portion of the Portfolio’s expenses.
(C)	Excluding reimbursements, waivers, and reductions.
(1)	The Select International Equity Fund changed sub-advisers and added a second sub-adviser on October 1, 2004. The Select Growth Fund added a second sub-adviser on April 18, 2003 and replaced the first sub-adviser on April 30, 2004. The Core Equity Fund changed sub-advisers and added a second sub-adviser on May 1, 2002.
(2)	Net investment income (loss) per share before reimbursements and waivers of fees by the investment advisor or reductions were $(0.016) in 2004 for Select Capital Appreciation Fund; $(0.001) in 2004, $0.001 in 2003, $0.000 in 2002, $0.011 in 2001, and $0.011 in 2000 for Select Value Opportunity Fund; $(0.002) in 2003, $0.000 in 2002, $0.001 in 2001, and $(0.002) in 2000 for Select Growth Fund; and $0.014 in 2001 and $0.015 in 2000 for Core Equity Fund.
(3)	Investment income per share reflects a special dividend which amounted to $ 0.006 and $0.004 for Select Growth Fund and Core Equity Fund, respectively.
(4)	Computed using average shares outstanding throughout the period.

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ALLMERICA INVESTMENT TRUST

Ratios/Supplemental Data

				Ratios To Average Net Assets
				Operating Expenses			Management Fee

Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Net Investment Income (Loss)	(A)	(B)	(C)	Gross	Net	Turnover Portfolio Rate

$2.286	18.62%	$299,355	(0.70)%	1.14%	1.15%	1.15%	0.92%	0.92%	38%
2.125	39.71%	296,204	(0.70)%	1.11%	1.13%	1.13%	0.92%	0.92%	46%
1.521	(21.60)%	287,593	(0.70)%	1.05%	1.06%	1.06%	0.90%	0.90%	41%
1.940	(1.14)%	435,864	(0.51)%	0.93%	0.94%	0.94%	0.88%	0.88%	44%
2.122	6.81%	510,483	(0.38)%	0.93%	0.94%	0.94%	0.87%	0.87%	53%

$2.270	19.35%	$345,750	0.02%	1.04%	1.10%	1.10%	0.88%	0.88%	99%
2.050	38.43%	380,801	0.07%	1.03%	1.09%	1.09%	0.88%	0.88%	117%
1.487	(16.32)%	351,831	0.12%	0.96%	1.03%	1.03%	0.87%	0.87%	94%
1.975	12.70%	440,335	0.63%	0.87%	0.92%	0.92%	0.87%	0.87%	97%
1.958	30.40%	397,541	0.71%	0.87%	0.94%	0.94%	0.88%	0.88%	22%

$1.251	14.47%	$333,494	1.33%	1.21%	1.22%	1.22%	0.92%	0.92%	84%
1.108	27.77%	380,653	1.46%	1.18%	1.19%	1.19%	0.92%	0.92%	28%
0.874	(19.37)%	335,890	1.17%	1.13%	1.14%	1.14%	0.91%	0.91%	14%
1.113	(21.43)%	460,006	0.97%	0.99%	1.01%	1.01%	0.89%	0.89%	26%
1.781	(9.03)%	679,128	0.77%	0.98%	0.99%	0.99%	0.88%	0.88%	24%

$1.545	7.44%	$528,558	0.21%	1.00%	1.02%	1.05%	0.82%	0.79%	95%
1.438	26.30%	625,729	(0.08)%	1.03%	1.07%	1.07%	0.81%	0.81%	75%
1.139	(27.60)%	375,959	0.05%	0.95%	1.01%	1.01%	0.82%	0.82%	125%
1.576	(24.71)%	660,893	0.12%	0.78%	0.85%	0.85%	0.79%	0.79%	91%
2.214	(17.79)%	1,040,237	(0.05)%	0.80%	0.81%	0.81%	0.76%	0.76%	79%

$1.713	10.41%	$337,127	1.02%	0.79%	0.81%	0.81%	0.58%	0.58%	37%
1.568	27.67%	400,017	0.88%	0.78%	0.80%	0.80%	0.58%	0.58%	27%
1.239	(23.45)%	401,888	0.78%	0.70%	0.74%	0.74%	0.57%	0.57%	115%
1.633	(16.90)%	673,753	0.75%	0.58%	0.61%	0.61%	0.55%	0.55%	134%
2.689	(9.51)%	924,904	0.51%	0.44%	0.50%	0.50%	0.45%	0.45%	190%

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ALLMERICA INVESTMENT TRUST

FINANCIAL HIGHLIGHTS – For a Share Outstanding Throughout Each Period

	Income from Investment Operations						Less Distributions(D)
Year Ended December 31,	Net Asset Value Beginning of Year	Net Investment Income(2)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Increase (Decrease) in Net Asset Value
Equity Index Fund
2004	$2.453	$0.040	(3)	$0.211		$0.251	$(0.040)	$–	$(0.040)	$0.211
2003	1.944	0.029		0.508		0.537	(0.028)	–	(0.028)	0.509
2002	2.715	0.027		(0.616)		(0.589)	(0.028)	(0.154)	(0.182)	(0.771)
2001	3.299	0.030		(0.422)		(0.392)	(0.029)	(0.163)	(0.192)	(0.584)
2000	4.060	0.032		(0.362)		(0.330)	(0.034)	(0.397)	(0.431)	(0.761)
Select Investment Grade Income Fund(1)
2004	$1.119	$0.043		$–		$0.043	$(0.059)	$(0.015)	$(0.074)	$(0.031)
2003	1.134	0.040		(0.003	)(4)	0.037	(0.052)	–	(0.052)	(0.015)
2002	1.106	0.054		0.034		0.088	(0.060)	–	(0.060)	0.028
2001	1.086	0.064	(5)	0.021		0.085	(0.065)	–	(0.065)	0.020
2000	1.051	0.070		0.035		0.105	(0.070)	–	(0.070)	0.035
Government Bond Fund(1)
2004	$1.104	$0.030		$(0.007)		$0.023	$(0.042)	$(0.002)	$(0.044)	$(0.021)
2003	1.130	0.030		(0.011)		0.019	(0.045)	–	(0.045)	(0.026)
2002	1.077	0.041		0.057		0.098	(0.045)	–	(0.045)	0.053
2001	1.051	0.049	(5)	0.030		0.079	(0.053)	–	(0.053)	0.026
2000	1.011	0.058		0.040		0.098	(0.058)	–	(0.058)	0.040
Money Market Fund
2004	$1.000	$0.009		$–		$0.009	$(0.009)	$–	$(0.009)	$–
2003	1.000	0.008		–		0.008	(0.008)	–(6)	(0.008)	–
2002	1.000	0.016		–		0.016	(0.016)	–	(0.016)	–
2001	1.000	0.042		–		0.042	(0.042)	–	(0.042)	–
2000	1.000	0.062		–		0.062	(0.062)	–	(0.062)	–

(A)	Including reimbursements, waivers, and reductions.
(B)	Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio’s expenses.
(C)	Excluding reimbursements, waivers, and reductions.
(D)	Certain prior year amounts have been reclassified to conform to current year presentation.
(1)	Effective January 1, 2001 the Select Investment Grade Income Fund and Government Bond Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and are amortizing premium and discount on debt securities using the daily effective yield method. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share by $0.003 for Select Investment Grade Income Fund and a decrease in net investment income per share by $0.007 for Government Bond Fund, an increase in net realized and unrealized gains and losses per share by $0.003 for Select Investment Grade Income Fund and an increase in net realized and unrealized gains and losses per share by $0.007 for Government Bond Fund and a decrease in the ratio of net investment income to average net assets from 6.04% to 5.79% for Select Investment Grade Income Fund and a decrease in the ratio of net investment income to average net assets from 5.16% to 4.52% for Government Bond Fund. Per share data and ratio/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(2)	Net investment income (loss) per share before reimbursement of fees by the investment advisor was $0.028 in 2003 and $0.029 in 2001 for Equity Index Fund.
(3)	Investment income per share reflects a special dividend which amounted to $0.008 per share for Equity Index Fund.
(4)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to the fluctuating market values of the investments of the Portfolio.
(5)	Computed using average shares outstanding throughout the period.
(6)	Distributions from net realized gains are less than $.0005.

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ALLMERICA INVESTMENT TRUST

Ratios/Supplemental Data

				Ratios To Average Net Assets
				Operating Expenses			Management Fee

Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Net Investment Income	(A)	(B)	(C)	Gross	Net	Portfolio Turnover Rate

$2.664	10.32%	$595,037	1.53%	0.50%	0.52%	0.52%	0.28%	0.28%	4%
2.453	27.83%	666,455	1.37%	0.45%	0.50%	0.50%	0.28%	0.28%	23%
1.944	(22.22)%	342,683	1.16%	0.45%	0.47%	0.47%	0.28%	0.28%	10%
2.715	(12.02)%	517,315	1.02%	0.32%	0.34%	0.34%	0.28%	0.28%	21%
3.299	(9.03)%	599,266	0.87%	0.32%	0.33%	0.33%	0.27%	0.27%	9%

$1.088	3.98%	$402,219	3.78%	0.64%	0.64%	0.64%	0.42%	0.42%	113%
1.119	3.31%	530,199	3.42%	0.63%	0.63%	0.63%	0.41%	0.41%	192%
1.134	8.14%	620,074	4.85%	0.58%	0.58%	0.58%	0.41%	0.41%	130%
1.106	7.94%	571,582	5.79%	0.47%	0.47%	0.47%	0.41%	0.41%	114%
1.086	10.31%	445,609	6.53%	0.49%	0.49%	0.49%	0.42%	0.42%	159%

$1.083	2.12%	$128,860	3.02%	0.73%	0.73%	0.73%	0.50%	0.50%	77%
1.104	1.67%	200,158	2.82%	0.71%	0.71%	0.71%	0.50%	0.50%	55%
1.130	9.28%	291,995	3.48%	0.68%	0.68%	0.68%	0.50%	0.50%	79%
1.077	7.63%	116,514	4.52%	0.58%	0.58%	0.58%	0.50%	0.50%	190%
1.051	10.00%	78,531	5.58%	0.61%	0.61%	0.61%	0.50%	0.50%	53%

$1.000	0.91%	$264,679	0.88%	0.52%	0.52%	0.52%	0.32%	0.32%	N/A
1.000	0.80%	377,155	0.82%	0.53%	0.53%	0.53%	0.30%	0.30%	N/A
1.000	1.66%	704,805	1.63%	0.45%	0.45%	0.45%	0.30%	0.30%	N/A
1.000	4.28%	604,657	4.11%	0.36%	0.36%	0.36%	0.31%	0.31%	N/A
1.000	6.40%	457,912	6.19%	0.31%	0.31%	0.31%	0.26%	0.26%	N/A

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Appendix

Investment Techniques and Strategies

In managing its portfolios of investments, the Trust may make use of the following investment techniques and strategies:

Symbols

•	Permitted
—	Not Permitted

Investment Technique/Strategy	Select Capital Appreciation Fund	Select Value Opportunity Fund	Select International Equity Fund	Select Growth Fund	Core Equity Fund	Equity Index Fund	Select Investment Grade Income Fund	Government Bond Fund	Money Market Fund
Asset-Backed Securities	•	—	—	•	•	—	•	•	•
Exchange Traded Funds	•	•	—	•	•	•	—	—	—
Financial Futures Contracts and Related Options	•	•	•	•	•	•	•	•	—
Foreign Securities	•	•	•	•	•	•	•	—	•
Forward Commitments	•	—	—	—	—	—	•	•	•
Forward Contracts on Foreign Currencies	•	—	•	•	—	—	—	—	—
High Yield Securities	•	—	—	•	•	—	—	—	—
Interest-Only and Principal-Only Treasury Securities	—	—	—	—	—	—	—	•	—
Investments in Money Market Securities	•	•	•	•	•	•	•	•	•
Mortgage-Backed Securities	—	—	—	—	—	—	•	•	—
Mortgage Dollar Rolls and Reverse Mortgage Dollar Rolls	—	—	—	—	—	—	•	—	—
Municipal Securities	—	—	—	—	—	—	—	—	•
Purchasing Options	•	•	•	•	•	•	•	•	—
Real Estate Investment Trusts	—	—	—	—	•	•	—	—	—
Repurchase Agreements	•	•	•	•	•	•	•	•	•
Restricted Securities	•	•	•	•	•	•	•	•	•
Reverse Repurchase Agreements	•	—	—	—	—	—	—	—	—
Securities Lending	•	•	•	•	•	•	•	•	•
Stand-By Commitments	—	—	—	—	—	—	•	•	•
Stripped Mortgage-Backed Securities	—	—	—	—	—	—	•	•	—
Swap and Swap-Related Products	•	—	—	—	—	—	—	—	—
When-Issued Securities	•	•	•	•	•	•	•	•	•
Writing Covered Options	•	•	•	•	•	•	•	•	—

Allmerica Investment Trust

36

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Allmerica Investment Trust

37

Allmerica Investment Trust

Select Capital Appreciation Fund

Select Value Opportunity Fund

Select International Equity Fund

Select Growth Fund

Core Equity Fund

Equity Index Fund

Select Investment Grade Income Fund

Government Bond Fund

Money Market Fund

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Funds. The Trust’s annual and semi-annual reports to shareholders include information about the investments of the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust’s annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. You may get free copies of these materials, request other information about a Fund or make shareholder inquiries by calling 1-800-533-7881. The Trust does not make its SAI and reports to shareholders available on the Internet because the Trust currently does not have an Internet site. The SAI includes a description of the Funds’ policies with respect to the disclosure of their portfolio holdings.

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Trust on the Commission’s Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act, which is 811-4138.

ALLMERICA

INVESTMENT

TRUST

FILE NO. 811-4138

440 Lincoln Street, Worcester, Massachusetts 01653

1-800-533-7881

ALLMERICA INVESTMENT TRUST

The Money Market Fund is a separate portfolio of the Trust which serves as an underlying investment for insurance related accounts.

This Prospectus explains what you should know about the Fund. Please read it carefully before you invest.

This Fund may not be available under the variable annuity or variable life insurance policy which you have chosen. The Prospectus of the specific insurance product you have chosen will indicate which Funds are available and should be read in conjunction with this Prospectus. Inclusion in this Prospectus of a Fund which is not available under your policy is not to be considered a solicitation.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined that this Prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

PROSPECTUS

May 1, 2005

ALLMERICA

INVESTMENT

TRUST

440 Lincoln Street Worcester, Massachusetts 01653

1-800-533-7881

LEGEND

Performance

Investment Objectives

Financial Information

Management of Fund

Risk

Investment Strategies

Allmerica Investment Trust

2

Fund Summary

This Prospectus describes the Money Market Fund of Allmerica Investment Trust, which provides a broad range of investment options through nine different Funds, each a separate investment portfolio. Shares of the Funds are sold exclusively to variable annuity and variable life insurance Separate Accounts and qualified pension and retirement plans.

The investment manager of the Trust is Allmerica Financial Investment Management Services, Inc. The Manager is responsible for managing the Trust’s daily business and has general responsibility for the management of the investments of the Funds. The Manager, at its expense, has contracted with Opus Investment Management, Inc. (“Opus”) as Sub-Adviser to manage the investments of the Money Market Fund. Opus has been selected on the basis of various factors including management experience, investment techniques and staffing. See “Management of the Fund” for more information about the Manager and the Sub-Adviser.

The following summary describes the Fund’s investment objective and principal investment strategies, identifies the principal investment risks of investing in the Fund and provides performance charts for the Fund. Note that any percentage limitations listed under the Fund’s principal investment strategies apply at the time of investment. The principal risks are discussed in more detail under “Description of Principal Investment Risks”. The bar chart shows how the investment returns of the shares of the Fund have varied in the past ten years. The table following the bar chart shows how the Fund’s average annual returns for the last one, five and ten years compare to those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. The bar chart and table give some indication of the risks of investing in the Fund by showing changes in the Fund’s performance. The bar chart and table do not reflect expenses associated with the variable insurance product that you are purchasing. If those expenses had been reflected, the performance shown would have been lower.

Allmerica Investment Trust

3

Objective, Strategies and Risks

Money Market Fund

Sub-Adviser: Opus Investment Management, Inc.
Investment Objective: The fund seeks to obtain maximum current income consistent with preservation of capital and liquidity.

Principal Investment Strategies: The fund seeks to achieve its objective by investing in high quality money market instruments such as obligations issued or guaranteed by the United States Government, its agencies, or instrumentalities; commercial paper; obligations of banks or savings and loan associations including bankers acceptances and certificates of deposit; repurchase agreements and cash and cash equivalents. The Fund may invest up to 25% of its assets in U.S. dollar denominated foreign debt securities and short-term instruments (not including investments in American depositary receipts or “ADRs”).

Any security purchased for the Fund must receive the highest or second highest quality rating by at least two recognized rating agencies or by one if only one has rated the security. If the security is unrated the security must be seen by the Sub-Adviser as having comparable quality. Portfolio securities will have a remaining maturity of 397 days or less and the portfolio is managed to maintain a dollar-weighted maturity of 90 days or less.

The Fund attempts to maintain a constant net asset value of $1.00 per share but it may not be able to do so due to adverse market conditions or other factors and it is possible for investors to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Principal Risks:	• Credit Risk

•	Government Support Risk

•	Interest Rate Risk

•	Investment Management Risk

•	Market Risk

See “Description of Principal Investment Risks.”

The bar chart and table below do not reflect expenses at the insurance product level, and if they did, the performance shown would have been lower.

Calendar Year Annual Total Returns

During the period shown above the highest quarterly return was 1.63% for the quarter ended 12/31/00 and the lowest was 0.16% for the quarter ended 6/30/04.

Performance Table

Average Annual Total Returns
(for the periods ending December 31, 2004)	Past One Year	Past Five Years	Past Ten Years
Fund Shares	0.91%	2.79%	4.12%
iMoneyNet, Inc.’s Money Funds Report Averages: 1st Tier Taxable*	0.66%	2.30%	3.63%

*	iMoneyNet, Inc. is an independent firm that tracks regulated money market funds on a yield, shareholder, asset size and portfolio allocation basis.

The Fund’s 7-day yield ending December 31, 2004 was 1.64%.

Allmerica Investment Trust

4

Expense Summary

Expenses are one of several factors to consider when investing in the Money Market Fund. Expenses shown are based on expenses incurred in respect of shares of the Fund for the 2004 fiscal year. The Example shows the cumulative expenses attributable to a hypothetical $10,000 investment in the Fund over specified periods.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you invest in the Fund. Please note that the expenses listed below do not include the expenses of the applicable variable insurance product that you are purchasing. You should refer to the variable insurance product prospectus for more information relating to the fees and expenses of that product, which are in addition to the expenses of the Fund.

	Annual Fund Operating Expenses (expenses deducted from Fund assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees*	Other Expenses	Total Annual Fund Operating Expenses
Money Market Fund	N/A	0.32%	0.15%	0.05%	0.52	%(1)

*	The Fund has adopted a Plan of Distribution and Service under Rule 12b-1 of the Investment Company Act of 1940 (“12b-1 Plan”) that permits the Fund to pay fees to support the distribution of the Fund’s shares and certain maintenance services and other services to investment accounts. The 12b-1 Plan authorizes payment of a distribution and service fee at an annual rate of up to 0.25 percent of the Fund’s average daily net assets. The 12b-1 Plan has been implemented at an annual rate of 0.15 percent of average daily net assets.

(1)	Through December 31, 2005, Allmerica Financial Investment Management Services, Inc. (the “Manager”) has agreed to a voluntary expense limitation of 0.60% of average daily net assets for the Money Market Fund. The total annual fund operating expenses of the Fund were less than its expense limitation throughout fiscal year 2004.

The declaration of a voluntary expense limitation in any year does not bind the Manager to declare future expense limitations with respect to the Fund. This limitation may be terminated at any time.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Please note that the Example does not reflect the expenses of the applicable variable insurance product that you are purchasing. You should refer to the applicable variable insurance product prospectus for more information on these expenses, which are in addition to the expenses of the Fund. The Example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Money Market Fund	$53	$167	$291	$654

Allmerica Investment Trust

5

Description of Principal Investment Risks

The following is a summary of the principal risks of investing in the Money Market Fund and the factors likely to cause the value of your investment in the Fund to decline. The principal risks applicable to the Fund are identified under “Fund Summary”. There are also many factors that could cause the value of your investment in the Fund to decline which are not described here. It is important to remember that there is no guarantee that the Fund will achieve its investment objective, and an investor in the Fund could lose money.

Credit Risk

Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. There are different levels of credit risk. Funds that invest in lower-rated securities have higher levels of credit risk. The price of a fixed income security can be expected to fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer’s credit rating or there is negative news that affects the market’s perception of the issuer’s credit risk.

Government Support Risk

Some securities issued by U.S. Government-sponsored agencies may not be supported by the full faith and credit of the U.S. Treasury. Examples of such securities are those issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Banks (“FHLBS”). No assurances can be given that the U.S. Treasury would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so. Some U.S. Government securities such as Treasury bills, notes and bonds and Government National Mortgage Association (“Ginnie Mac”) mortgage backed securities are backed by the full faith and credit of the United States. Other U.S. Government securities are supported by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) discretionary authority of the U.S. Government to purchase the obligations of the agency or instrumentality, or (iii) only the credit of the instrumentality itself.

Interest Rate Risk

When interest rates rise, the prices of fixed income securities in a Fund’s portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund’s portfolio will generally rise. Even Funds that invest in the highest quality debt securities are subject to interest rate risk. Interest rate risk usually will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities.

Investment Management Risk

Investment management risk is the risk that a Fund does not achieve its investment objective, even though the Sub-Adviser uses various investment strategies and techniques.

Market Risk

This is the risk that the price of a security held by a Fund will fall due to changing economic, political or market conditions or to factors affecting investor psychology.

Allmerica Investment Trust

6

Other Investment Strategies

The Fund Summary starting on page 3 describes the investment objective and the principal investment strategies and risks of the Fund. The Fund may at times use the following investment strategies, some of which are principal investment strategies, as noted under the principal investment strategy section for the Fund under the section entitled, “Objective, Strategies and Risks”. Attached as an Appendix is a chart with a listing of various investment techniques and strategies that the Sub-Adviser of the Fund may utilize. A Fund may decide that it is in the best interests of shareholders to make changes to its investment objective and strategies described in this Prospectus. The investment objective and strategies may be changed with the approval of the Board of Trustees, but without shareholder approval.

Foreign Investments. The Fund may invest a substantial part of its portfolio in securities of companies that are located or primarily doing business in a foreign country. A company is considered to be located in a foreign country if it is organized under the laws of, or has a principal office in, that country. A company is considered as primarily doing business in a country if (i) the company derives at least 50% of its gross revenues or profits from either goods or services produced or sold in the country or (ii) at least 50% of the company’s assets are situated in the country. The Fund may invest in foreign securities either directly or indirectly through the use of depositary receipts, such as ADRs. Depositary receipts are generally issued by banks or trust companies and evidence ownership of underlying foreign securities. An ADR may be sponsored by the issuer of the underlying foreign security or it may be issued in unsponsored form. The holder of a sponsored ADR is likely to receive more frequent and extensive financial disclosure concerning the foreign issuer than the holder of an unsponsored ADR and generally will bear lower transaction charges.

Lending Of Securities. To realize additional income, the Fund may lend portfolio securities to broker-dealers or financial institutions in an amount up to 33 1/3% of the Fund’s total assets. While any such loan is outstanding, the Fund will continue to receive amounts equal to the interest or dividends paid by the issuer on the securities, as well as interest (less any rebates to be paid to the borrower) on the investment of the collateral or a fee from the borrower. The Fund will have the right to call each loan and obtain the securities. Lending portfolio securities involves possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral.

Restricted Securities. The Fund may purchase securities that are not registered under Federal securities law (“restricted securities”), but can be offered and sold to certain “qualified institutional buyers”. The Fund will not invest more than 10% of its net assets in restricted securities (and securities deemed to be illiquid). These limits do not apply if the Board of Trustees determines that the restricted securities are liquid. The Board of Trustees has adopted guidelines and delegated to the Manager the daily function of determining and monitoring the liquidity of restricted securities. The Board, however, retains sufficient oversight and is ultimately responsible for the determinations. This investment practice could increase the level of illiquidity in the Fund if buyers lose interest in restricted securities. As a result, the Fund might not be able to sell these securities when its Sub-Adviser wants to sell, or might have to sell them at less than fair value. In addition, market quotations for these securities are less readily available.

Allmerica Investment Trust

7

Management of the Fund

The Trust is governed by a Board of Trustees. Allmerica Financial Investment Management Services, Inc. is the Manager of the Trust responsible for managing the Trust’s day-to-day business affairs. The Manager is located at 440 Lincoln Street, Worcester, MA 01653. The Manager has been managing mutual funds since 1985. Opus Investment Management, Inc., (“Opus”), located at 440 Lincoln Street, Worcester, Massachusetts, serves as the Fund’s Sub-Adviser. Opus was incorporated in 1993 and as of December 31, 2004 had $10.5 billion in assets under management. Opus serves as investment adviser to investment companies and affiliated insurance company accounts.

The Sub-Adviser has been selected by the Manager and Trustees with the help of CRA RogersCasey, Inc., a pension consulting firm. The fees earned by the Sub-Adviser and CRA RogersCasey are paid by the Manager. The performance of the Sub-Adviser is reviewed quarterly by a committee of the Board of Trustees, with assistance from CRA RogersCasey.

For a sample listing of certain of the Sub-Adviser’s clients, see “Investment Management and Other Services” in the Statement of Additional Information.

The Portfolio Manager for the Fund is Eric Trigilio, a Vice President of Opus. He is responsible for the management of the short-term fixed income portfolios. Prior to joining Opus, Mr. Trigilio was a portfolio manager for Boston Advisors, Inc.

For the fiscal year ended December 31, 2004, the Fund paid the Manager the fee shown in the table below:

Fee (as a percentage of average net assets)
Money Market Fund	0.32%

For the fiscal year ended December 31, 2004, the Manager paid the Sub-Adviser the aggregate fee as set forth below:

Fee (as a percentage of average net assets)
Opus Investment Management, Inc.	0.10%

Allmerica Investment Trust

8

Pricing of Fund Shares

The Fund sells and redeems its shares at a price equal to their net asset value (“NAV”). The Fund does not charge any sales loads or redemption fees. The NAV of a share is computed by adding the current value of all the Fund’s assets, subtracting its liabilities and dividing by the number of its outstanding shares. NAV is computed once daily at the close of regular trading on the New York Stock Exchange each day the Exchange is open—normally 4:00 p.m. Eastern Time. Orders for the purchase or redemption of shares are filled at the next NAV computed after an order is received by the Fund. The Fund does not accept orders or compute their NAV’s on days when the Exchange is closed. All securities of the Fund are valued at amortized cost.

Purchase and Redemption of Shares

Shares of the Fund currently are purchased only by Separate Accounts which are the funding mechanisms for variable annuity contracts and variable life insurance policies. The Distributor, VeraVest Investments, Inc., at its expense, may provide promotional incentives to dealers who sell variable annuity contracts which invest in the Fund. The Trust has obtained an exemptive order from the Securities and Exchange Commission to permit Fund shares to be sold to variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies and certain qualified pension and retirement plans. Material irreconcilable conflicts may arise among various insurance policy owners and plan participants. The Trustees will monitor events to identify any material conflicts and determine if any action should be taken to resolve such conflict.

No fee is charged by the Trust on redemption. The variable contracts funded through the Separate Accounts are sold subject to certain fees and charges which may include sales and redemption charges. See the prospectuses for the variable insurance products.

Normally, redemption payments will be made within seven days after the Trust receives a written redemption request. Redemptions may be suspended when trading on the New York Stock Exchange is restricted or when permitted by the Securities and Exchange Commission.

Excessive or disruptive trading of Fund shares in response to short-term fluctuations in the market—also known as “market timing”—may make it very difficult to manage a Fund’s investments and raise its expenses. Market timing may harm all Fund shareholders by interfering with portfolio management, increasing a Fund’s expenses and diluting a Fund’s net asset value. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer’s shares. This can happen at a time when it is not advantageous to sell any securities, which may harm the Fund’s performance. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because it is not possible to predict how much cash the Fund will have to invest. The Trust, as a matter of policy, discourages and does not accommodate market timing, and seeks to prevent excessive purchases and sales or exchanges of shares of the Funds. The Trust will increase its monitoring of shareholders who engage in these types of disruptive trading practices. When a shareholder is detected market timing, the Trust will limit the number of transfers the shareholder may make during a given period or impose additional restrictions on allocations and transfers. When in the Manager’s or the Sub-Adviser’s opinion such activity would have a disruptive effect on portfolio management or harm other investors, the Trust reserves the right to refuse or cancel purchase orders and exchanges into a Fund by any person, group or commonly controlled account. This trading policy applies to contract holders and policy holders notwithstanding any contrary provisions in your insurance contract. The terms of your insurance contract may also restrict your ability to trade among the investment options available under your contract or policy.

Allmerica Investment Trust

9

As noted above, the Fund serves as the underlying investment for insurance product separate accounts (often called “omnibus accounts”). Fund shares held in omnibus accounts are held in the name of an intermediary on behalf of multiple beneficial owners or contract holders. Because funds held through omnibus accounts may have little or no access to trading records of individual contract holders, it may be difficult or impossible to determine if a particular contract holder is engaging in market timing. In certain circumstances, there may be operational or technological constraints on the fund’s ability to monitor activity. In addition, even when the Fund or the Manager has sufficient information, its detection methods may not capture all market timing.

Distribution Fees

Effective May 1, 2002 the Fund has adopted a Plan of Distribution and Service under Rule 12b-1 of the Investment Company Act of 1940 (“12b-1 Plan”) that permits the Fund to pay fees to support the distribution of the Fund’s shares and certain maintenance services and other services to investment accounts. The 12b-1 Plan authorizes payment of a distribution and service fee at an annual rate of up to 0.25 percent of the Fund’s average daily net assets. The Plan has been implemented at an initial annual rate of 0.15 percent of the Fund’s average daily net assets. Because these fees are paid out of the Fund’s assets on an on-going basis, over time those fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Trust currently offers only one class of shares of the Fund, the Service Shares (the “Shares”).

Distributions and Taxes

Distributions

The Fund pays out substantially all of its net investment income daily. Distributions of net capital gains for the year, if any, are made annually. All dividends and capital gain distributions are applied to purchase additional Fund shares at net asset value as of the payment date. Fund shares are held by the Separate Accounts and any distributions are reinvested automatically by the Separate Accounts unless an election is made on behalf of a Separate Account to receive some or all of the dividend in cash.

Taxes

The Trust and the Fund intend to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies so that the Trust and the Fund will not be subject to federal income or excise taxes. Under current federal income tax law, dividend or capital gain distributions from the Fund are not currently taxable when left to accumulate within a qualifying variable annuity or variable life insurance contract.

In order for investors to receive the favorable tax treatment available for holders of variable annuity and variable life insurance contracts, the Separate Accounts underlying such contracts, as well as the Fund in which such accounts invest, must meet certain diversification requirements. The Fund and each Separate Account intend to comply with these requirements. If the Fund or a Separate Account does not meet such requirements, income allocable to the contracts associated with the Separate Account would be taxable currently to the holders of such contracts.

Withdrawals from such contracts, whether prior to or during the annuity payment period, may be subject to ordinary income tax and, if withdrawn before age 59 1/2, to an additional 10% penalty tax.

The Fund’s investments in foreign securities may be subject to withholding and other taxes at the source, including on dividend or interest payments. In that case, the Fund’s yield on those securities would be decreased.

Tax consequences to investors in the Separate Accounts which are invested in the Trust are described in more detail in the prospectuses for those accounts.

Allmerica Investment Trust

10

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are incorporated herein by reference in the Statement of Additional Information and included in the annual report, which is available upon request.

Allmerica Investment Trust

11

ALLMERICA INVESTMENT TRUST

FINANCIAL HIGHLIGHTS – For a Share Outstanding Throughout Each Year

								Ratios /Supplemental Data
									Ratios To Average Net Assets
Year Ended December 31,	Net Asset Value Beginning of Year	Net Investment Income	Dividends from Net Investment Income	Total Distributions		Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Net Investment Income	Operating Expenses	Management Fee
Money Market Fund
2004	$1.000	$0.009	$(0.009)	$(0.009)		$1.000	0.91%	$264,679	0.88%	0.52%	0.32%
2003	1.000	0.008	(0.008)	(0.008	)(1)	1.000	0.80%	377,155	0.82%	0.53%	0.30%
2002	1.000	0.016	(0.016)	(0.016)		1.000	1.66%	704,805	1.63%	0.45%	0.30%
2001	1.000	0.042	(0.042)	(0.042)		1.000	4.28%	604,657	4.11%	0.36%	0.31%
2000	1.000	0.062	(0.062)	(0.062)		1.000	6.40%	457,912	6.19%	0.31%	0.26%

(1)	Includes distribution from net realized capital gains of less than $.0005.

Allmerica Investment Trust

12

Appendix

Investment Techniques and Strategies

In managing its portfolios of investments, the Fund may make use of the following investment techniques and strategies:

Symbols

•	Permitted
—	Not Permitted

Money Market Fund
Asset-Backed Securities	•
Exchange Traded Funds	—
Financial Futures Contracts and Related Options	—
Foreign Securities	•
Forward Commitments	•
Forward Contracts on Foreign Currencies	—
High Yield Securities	—
Interest-Only and Principal-Only Treasury Securities	—
Investments in Money Market Securities	•
Mortgage-Backed Securities	—
Mortgage Dollar Rolls and Reverse Mortgage Dollar Rolls Municipal Securities	—
Municipal Securities	•
Purchasing Options	—
Real Estate Investment Trusts	—
Repurchase Agreements	•
Restricted Securities	•
Reverse Repurchase Agreements	—
Securities Lending	•
Stand-By Commitments	•
Stripped Mortgage-Backed Securities	—
Swap and Swap-Related Products	—
When-Issued Securities	•
Writing Covered Options	—

Allmerica Investment Trust

13

Allmerica Investment Trust

Money Market Fund

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Fund. The Trust’s annual and semi-annual reports to shareholders include information about the investments of the Fund. The SAI and the financial statements included in the Fund’s most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust’s annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may get free copies of these materials, request other information about a Fund or make shareholder inquiries by calling 1-800-533-7881. The Trust does not make its SAI and reports to shareholders available on the Internet because the Trust currently does not have an Internet site. The SAI includes a description of the Fund’s policies with respect to the disclosure of its portfolio holdings.

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Trust on the Commission’s Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act, which is 811-4138.

ALLMERICA

INVESTMENT

TRUST

FILE NO. 811-4138

440 Lincoln Street, Worcester, Massachusetts 01653

1-800-533-7881

ALLMERICA INVESTMENT TRUST

STATEMENT OF ADDITIONAL INFORMATION

SELECT CAPITAL APPRECIATION FUND

SELECT VALUE OPPORTUNITY FUND

SELECT INTERNATIONAL EQUITY FUND

SELECT GROWTH FUND

CORE EQUITY FUND

EQUITY INDEX FUND

SELECT INVESTMENT GRADE INCOME FUND

GOVERNMENT BOND FUND

MONEY MARKET FUND

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE APPLICABLE PROSPECTUSES OF ALLMERICA INVESTMENT TRUST DATED MAY 1, 2005. A FREE COPY OF THE APPLICABLE PROSPECTUS MAY BE OBTAINED FROM ALLMERICA INVESTMENT TRUST (THE “TRUST”), 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653, (800) 533-7881.

The Trust’s Financial Statements and related notes and the report of the independent accountants for the fiscal year ended December 31, 2004 are incorporated by reference into this SAI and are included in the Trust’s Annual Report to Shareholders. The Annual Report to Shareholders is available, without charge, upon request, by calling the following toll free number: 1-800-533-7881.

DATED: May 1, 2005

2

TRUST HISTORY

The Trust is an open-end, diversified series investment company designed to provide the underlying investment vehicle for various separate investment accounts established by First Allmerica Financial Life Insurance Company (“First Allmerica”) or Allmerica Financial Life Insurance and Annuity Company (“Allmerica Financial Life”).

Shares of the Trust are not offered to the general public but solely to variable annuity and variable life insurance separate accounts (“Separate Accounts”) and qualified pension and retirement plans. Not all of the Funds are offered to each Separate Account.

The Trust is a Massachusetts business trust established on October 11, 1984. It currently is comprised of nine different portfolios: Select Capital Appreciation Fund, Select Value Opportunity Fund, Select International Equity Fund, Select Growth Fund, Core Equity Fund, Equity Index Fund, Select Investment Grade Income Fund, Government Bond Fund and Money Market Fund (each, a “Fund”). The Trustees may create additional series in the future.

3

DESCRIPTION OF THE FUNDS

AND THEIR INVESTMENTS AND RISKS

Additional Information about the Funds

For a description of the Funds’ principal investment strategies and risks, types of investments each Fund may acquire and certain investment techniques it may utilize, see “Principal Investment Strategies and Risks” and “Other Investment Strategies” in the appropriate Prospectus for the underlying Funds of the applicable Separate Account. Following are descriptions of additional Fund strategies, policies and restrictions. Note that any percentage limitations listed under each Fund below apply at the time of investment.

Select Capital Appreciation Fund

Up to 15% of the Fund’s net assets may be invested in securities which are illiquid. When the Sub-Adviser of the Fund determines that market conditions warrant a temporary defensive position, the Fund may invest without limitation in high-grade, fixed income securities or U.S. Government securities, or hold assets in cash or cash equivalents.

Select Value Opportunity Fund

The Fund may invest temporarily in preferred stocks, bonds and other defensive issues. There are no restrictions or guidelines regarding the investment of Fund assets in shares listed on an exchange or traded over-the-counter. The Fund may invest up to 15% of its net assets in securities which are illiquid.

The portfolio normally will be diversified among different industry sectors, but is not an index approach. Stocks are bought as investments and generally held for the long term, rather than as active trading vehicles.

Select International Equity Fund

The Fund may invest up to 15% of its net assets in securities which are illiquid. When the Sub-Adviser of the Fund determines that market conditions warrant a temporary defensive position, the Fund may invest without limitation in high-grade, fixed income securities or U.S. Government securities, or hold assets in cash or cash equivalents.

Select Growth Fund

Although the Fund may invest in dividend-paying stocks, the generation of current income is not an objective of the Fund. Any income that is received is incidental to the Fund’s objective of long-term growth of capital. The Fund invests at least 80% of its net assets (plus any borrowings for investment securities) in equity securities.

When choosing securities for the portfolio, the Sub-Advisers for the Select Growth Fund focus on companies that display strong financial characteristics and earnings growth potential.

The stocks of smaller growth companies may involve a higher degree of risk than other types of securities and the price movement of such securities can be expected to be more volatile than is the case of the market on the whole. The Fund may hold stocks traded on one or more of the national exchanges as well as in the over-the-counter markets. Because opportunities for capital growth may exist not only in new and expanding areas of the economy but also in mature and cyclical industries, the Fund’s portfolio investments are not limited to any particular type of company or industry.

When the Sub-Advisers determine that market conditions warrant a temporary, defensive position, the Fund may invest without limitation in high-grade, fixed-income securities or U.S. Government securities, or hold assets in cash or cash equivalents. To the extent the Fund is so invested it is not achieving its objective to the same degree as under normal conditions.

The Select Growth Fund’s objective of seeking long-term growth of capital means that its assets generally will be subject to greater risk than may be involved in investing in securities that are not selected for growth potential. The Fund may invest up to 15% of its net assets in securities which are illiquid.

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Core Equity Fund

The Core Equity Fund currently intends to keep its assets fully invested, but may maintain reasonable amounts in cash or in high-grade, short-term debt securities to meet current expenses and anticipated redemptions, and during temporary periods pending investment in accordance with its policies.

In periods considered by its Sub-Adviser to warrant a more defensive position, the Core Equity Fund may place a larger proportion of its portfolio in high-grade preferred stocks, bonds or other fixed-income securities, including U.S. Government securities, whether or not convertible into stock or with rights attached, or retain cash.

The Core Equity Fund may invest in both listed and unlisted securities. The Core Equity Fund also may invest in foreign as well as domestic securities.

The Fund may invest up to 15% of its net assets in securities which are illiquid.

The Fund may invest up to 10% of its total assets (excluding securities lending collateral) in lower rated bonds, commonly known as “junk bonds.”

Equity Index Fund

The Equity Index Fund will attempt to replicate the investment results of the Standard & Poor’s 500 Composite Stock Index (the “S&P 500”) while minimizing transactional costs and other expenses. Stocks in the S&P 500 are ranked in accordance with their statistical weighting from highest to lowest. The method used to select investments for the Equity Index Fund involves investing in common stocks in approximately the order of their weighting in the S&P 500, beginning with those having the highest weighting. The Fund uses the S&P 500 as the performance standard because it represents over 70 percent of the total market value of all publicly-traded common stocks in the U.S., is well-known to investors and, in the opinion of the Sub-Adviser, is representative of the performance of common stocks publicly-traded in the United States. Many, but not all, of the stocks in the S&P 500 are issued by companies that are among the 500 largest as measured by the aggregate market value of their outstanding stock (market price per share multiplied by number of shares outstanding). Inclusion of a stock in the S&P 500 does not imply that Standard & Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), has endorsed it as an investment. With respect to investing in common stocks, there can be no assurance of capital appreciation and there is a substantial risk of market decline.

The Equity Index Fund’s ability to duplicate the performance of the S&P 500 will be influenced by the size and timing of cash flows into or out of the Fund, the liquidity of the securities included in the S&P 500, transaction and operating expenses and other factors. These factors, among others, may result in “tracking error,” which is a measure of the degree to which the Fund’s results differ from the results of the S&P 500.

Tracking error is measured by the difference between total return for the S&P 500 with dividends reinvested and total return for the Fund with dividends reinvested prior to deductions for fund or product expenses. For the 12 months ended December 31, 2004, the S&P 500 gained 10.87% versus a gain of 10.85% for the Equity Index Fund producing a tracking error of 0.02% before fund and product expenses. Tracking error is monitored by the Sub-Adviser on a regular basis. All tracking error deviations are reviewed to determine the effectiveness of investment policies and techniques. If the tracking error deviation exceeds industry standards for the Fund’s asset size, the Sub-Adviser will bring the deviation to the attention of the Trustees.

While the Board of Trustees of the Trust has selected the S&P 500 as the index the Fund will attempt to replicate, the Trustees reserve the right to select another index at any time without seeking shareholder approval if they believe that the S&P 500 no longer represents a broad spectrum of common stocks that are publicly traded in the United States or if there are legal, economic or other factors limiting the use of any particular index. If the Trustees change the index which the Equity Index Fund attempts to replicate, the Equity Index Fund may incur significant transaction costs in switching from one index to another.

The Equity Index Fund will invest only in those stocks, and in such amounts, as its investment adviser determines to be necessary or appropriate for the Equity Index Fund to approximate the S&P 500. As the size of the Equity Index Fund increases, the Equity Index Fund may purchase a larger number of stocks included in the S&P 500, and the percentage of its assets invested in most stocks included in the S&P 500 will approach the percentage that each such stock represents in the S&P 500. However, there is no minimum or maximum number of stocks included in the S&P 500 which the Equity Index Fund will hold. Under normal circumstances, it is expected that the Equity Index Fund will hold approximately 500 different companies included in the S&P 500 Index. The Equity Index Fund may compensate for the omission of a stock that is included in the S&P 500, or for purchasing stocks in other than the same proportions that they are represented in the S&P 500, by purchasing stocks which are believed to have characteristics which correspond to those of the omitted stocks.

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The Equity Index Fund may invest in short-term debt securities to maintain liquidity or pending investment in stocks. Such investments will not be made for defensive purposes or in anticipation of a general decline in the market price of stocks in which the Equity Index Fund invests; investors in the Equity Index Fund bear the risk of general declines in the stock markets. The Equity Index Fund also may take advantage of tender offers, resulting in higher returns than are reflected in the performance of the S&P 500. In addition, the Equity Index Fund may hold warrants, preferred stocks and debt securities, whether or not convertible into common stock or with rights attached, if acquired as a result of in-kind dividend distributions, mergers, acquisitions or other corporate activity involving the common stocks held by the Equity Index Fund. Such investment transactions and securities holdings may result in positive or negative tracking error.

The Equity Index Fund may purchase or sell futures contracts on stock indexes for hedging purposes and in order to achieve a fully invested position while maintaining sufficient liquidity to meet possible net redemptions. The effectiveness of a strategy of investing in stock index futures contracts will depend upon the continued availability of futures contracts based on the S&P 500 or which tend to move together with stocks included in the S&P 500. The Equity Index Fund would not enter into futures contacts on stock indexes for speculative purposes.

The Equity Index Fund may invest up to 25% of its assets in foreign securities (not including its investments in American Depositary Receipts (“ADRs”)). The Equity Index Fund may invest up to 15% of its net assets in securities which are illiquid.

Because of its policy of tracking the S&P 500, the Equity Index Fund is not managed according to traditional methods of active investment management, which involve the buying and selling of securities based upon investment analysis of economic, financial and market factors. Consequently, the projected adverse financial performance of a company normally would not result in the sale of the company’s stock and projected superior financial performance by a company normally would not lead to an increase in the holdings of the company. From time to time, the Sub-Adviser may make adjustments in the portfolio because of cash flows, mergers, changes in the composition of the S&P 500 and other similar reasons.

Standard & Poor’s is not in any way affiliated with the Equity Index Fund or the Trust. “Standard & Poor’s,” “Standard & Poor’s 500, “S&P 500” and “500” are registered trademarks of Standard & Poor’s Corporation.

Select Investment Grade Income Fund

The debt securities in which the Fund may invest are considered “investment grade” in that they generally are suitable for purchase by prudent investors. However, the lowest category of investment grade securities (rated Baa by Moody’s Investors Service, Inc. (“Moody”) or BBB by Standard & Poor’s (“S&P”) may have speculative characteristics, such that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case of debt securities with higher ratings. If the rating of a security falls below investment grade, or an unrated security is deemed to have fallen below investment grade, Opus Investment Management, Inc. (“Opus”), as the Fund’s Sub-Adviser, analyzes relevant economic and market data in making a determination of whether to retain or dispose of the investment. The performance of the securities in the portfolio is monitored continuously, and they are purchased and sold as conditions warrant and permit.

The Fund may invest up to 15% of its net assets in securities which are illiquid.

Obligations in which the Fund may invest include debt obligations of supranational entities. Supranational entities include international organizations designed or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.

Obligations of supranational entities may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future.

Government Bond Fund

The Government Bond Fund will invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and options and futures thereon, as described in the Prospectus. Some U.S. Government securities are backed by the full faith and credit of the United States. Other U.S. Government securities are supported by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) discretionary authority of the U.S. Government to purchase the obligations of the agency or instrumentality, or (iii) only the credit of the instrumentality itself. No assurances can be given that the U.S. Government would provide financial support to the U.S. Government sponsored instrumentalities if it is not obligated to do so by law. The securities in which the Government Bond Fund may invest include, but are not limited to, U.S. Treasury bills, notes and bonds and obligations of the following: Banks for Cooperatives, the Commodity Credit Corporation, the Federal Deposit Insurance Corporation, Federal Farm Credit Banks, the Federal Financing Bank, Federal National Mortgage Association, Federal Home Loan Banks, the General Insurance Fund, Government

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National Mortgage Association, Government Services Administration (GSA Public Building Trust Participation Certificates), the Production Credit Association, the Student Loan Marketing Association, the Tennessee Valley Authority and the U.S. Postal Service.

The Government Bond Fund may invest in mortgage-backed securities (including pass-through securities) and participation certificates) of the Government National Mortgage Association (“Ginnie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”).

Ginnie Mae certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. The mortgage loans are issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, and are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. After approval of the pool by Ginnie Mae, certificates in the pool are offered to investors by securities dealers. Once the pool has been approved by Ginnie Mae, the timely payment of interest and principal on the certificates is guaranteed by the full faith and credit of the U.S. Government. The certificates are “pass through” securities because a pro rata share of regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool is passed through monthly to the Fund.

Freddie Mac, a corporate instrumentality of the U.S. Government created by Congress to increase the availability of mortgage credit for residential housing, issues participation certificates representing undivided interests in Freddie Mac’s mortgage portfolio. While Freddie Mac guarantees the timely payment of interest and ultimate collection of the principal of its participation certificates, the participation certificates are not backed by the full faith and credit of the U.S. Government. The “pass-through” characteristics of Freddie Mac participation certificates are similar to Ginnie Mae certificates, but Freddie Mac certificates differ from Ginnie Mae certificates in that Freddie Mac mortgages are primarily conventional residential mortgages rather than mortgages issued or guaranteed by a federal agency or instrumentality.

Fannie Mae is a federally chartered corporation owned by private stockholders. Fannie Mae purchases both conventional and federally insured or guaranteed residential mortgages from various entities, and packages pools of such mortgages in the form of pass-through certificates. Fannie Mae guarantees the timely payment of principal and interest. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations, but the certificates are not backed by the full faith and credit of the U.S. Government.

The effective maturity of a mortgage-backed security may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages, which may affect their effective yield. When the Government Bond Fund receives the monthly “pass-through” payments (which may include unscheduled prepayments of principal) it may be able to invest the payments only at a lower rate of interest. During periods of declining interest rates, such securities therefore may be less effective as a means of “locking in” attractive long-term interest rates and may have less potential for appreciation than conventional bonds with comparable stated maturities.

The Fund may enter into repurchase agreements and, from time to time, may have temporary investments in short-term debt obligations (including certificates of deposit, bankers acceptances and commercial paper) pending the making of other investments or for liquidity purposes.

The Fund may invest up to 15% of its net assets in securities which are illiquid.

Obligations in which the Fund may invest include debt obligations of supranational entities. Supranational entities include international organizations designed or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Obligations of supranational entities may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future.

U.S. Government securities may be purchased or sold without regard to the length of time they have been held to attempt to take advantage of short-term differentials in yields, with the objective of seeking income while conserving capital. While short-term trading increases portfolio turnover, the Government Bond Fund incurs little or no brokerage costs for U.S. Government securities.

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Money Market Fund

The Fund may invest in dollar-denominated obligations of foreign branches of U.S. banks (“Euro dollars”) and U.S. branches of foreign banks (if such U.S. branches are subject to state banking requirements and Federal reserve reporting requirements) which at the date of the investment have deposits of at least $1 billion as of their most recently published financial statements.

The Money Market Fund will not purchase any security unless (i) the security has received the highest or second highest quality rating by at least two NRSROs or by one NRSRO if only one has rated the security, or (ii) the security is unrated and in the opinion of Opus, as Sub-Adviser to the Fund, in accordance with guidelines adopted by the Trustees, is of a quality comparable to one of the two highest ratings of an NRSRO. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Fund may continue to hold the investment, but the Trustees will evaluate whether the security continues to present minimal credit risks.

Investment Restrictions and Policies

The following is a description of certain restrictions on investments of the Funds (in addition to those described in the Prospectus). The investment restrictions numbered 1 through 9 are fundamental and may not be changed without the approval of a majority in interest of the shareholders of that Fund. The other investment restrictions are not deemed fundamental and may be changed by the Trustees without shareholder approval. The following investment restrictions apply to each Fund, except as noted:

1. The Fund will not issue “senior securities” as defined in Section 18 (g) of the Investment Company Act of 1940 (“1940 Act”).

2. The Fund will not borrow money, except in accordance with the provisions of the 1940 Act and for temporary purposes when the aggregate amount borrowed does not exceed 33 1/3% of the value of the Fund’s total assets at the time such borrowing is made. In general, a borrowing shall be regarded as being for temporary purposes if it is repaid within 60 days and is not extended or renewed.

3. The Fund will not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

4. The Fund will not buy or sell real estate or interest in real estate, although it may purchase and sell (a) securities which are secured by real estate and (b) securities of companies which invest or deal in real estate.

5. The Fund will not engage in the purchase and sale of physical commodities or contracts relating to physical commodities.

6. The Fund may make loans to other persons only through repurchase agreements and securities lending. For purposes of this paragraph, the purchase of an issue of publicly distributed bonds, debentures, or other debt securities, whether or not the purchase was made upon the original issue of the securities, is not to be considered the making of a loan by the Fund.

7. The Fund will not purchase securities on margin but may obtain such short-term credits as are necessary for clearance transactions, and (except for the Money Market Fund) may make margin payments in connection with financial futures (including securities index futures) contracts, options on such futures contracts, futures contracts on foreign currencies and related options. The Fund will not participate, except to the extent permitted by applicable law and any applicable exemptive orders issued by the Securities and Exchange Commission, on a joint or joint and several basis in any trading account in securities, nor will the Fund effect a short sale of securities.

*8. No Fund will concentrate its investments in particular industries, including debt obligations of supranational entities and foreign governments, but a Fund may invest up to 25% of the value of its total assets in a particular industry. The restriction does not apply to investments in obligations issued or guaranteed by the United States of America, its agencies or instrumentalities, or to investments by the Money Market Fund in securities issued or guaranteed by domestic branches of U.S. banks.

*9. As to 75% of the value of its total assets (100% for the Money Market Fund), no Fund will invest more than 5% of the value of its total assets in the securities of any one issuer (other than securities issued by or guaranteed as to principal or interest by the United States Government or any agency or instrumentality thereof) or acquire more than 10% of the voting securities of any issuer. The remaining 25% of assets (other than for the Money Market Fund) may be invested in the securities of one or more issuers without regard to such limitations.

10. The Fund does not intend to invest in companies for the purpose of exercising control or management.

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11. The Fund may invest in the securities of one or more other investment companies, subject to the provisions of the 1940 Act, as amended, any other applicable laws or regulations and any applicable exemptive orders issued by the Securities and Exchange Commission.

12. The Fund (except the Money Market Fund) may engage in transactions in financial futures contracts and related options. The Money Market Fund will not engage in transactions in financial futures or related options.

*	These limitations apply as of the time of purchase. If through market action the percentage limitations are exceeded, the Fund will not be required to reduce the amount of its holdings in such investments.

The Select International Equity Fund, Core Equity Fund, Equity Index Fund, Select Investment Grade Income Fund and Government Bond Fund have adopted a non-fundamental investment policy that states the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes), under normal circumstances, in a manner consistent with its name. These policies are described in the Prospectus of each Fund. In addition, each such Fund has adopted a policy that it will notify its shareholders at least 60 days before a change in the applicable policy. Any notice required to be given in connection with a change in a Fund’s non-fundamental investment policy will be given in accordance with Rule 35d-1 of the 1940 Act, as applicable, and as such Rule is interpreted from time to time.

Investment Strategies and Techniques

In managing its portfolios of investments, the Trust may make use of the following investment strategies and techniques:

Securities Lending

Each Fund may loan its portfolio securities to broker-dealers pursuant to agreements requiring that the loans be continuously secured by cash, cash equivalents or securities issued or guaranteed by the United States government or its agencies, or any combination of cash, cash equivalents and such securities as collateral equal at all times to at least 102% of the market value of the securities loaned. Such loans are not made if, as a result, the aggregate of all outstanding loans would exceed 33 1/3% of the value of the Fund’s total assets taken at current value. The Fund continues to receive interest or dividends on the securities loaned, and simultaneously earns interest on the investment of the loan collateral in U.S. Treasury securities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents or receives a fee from the borrower. Although voting rights, or rights to consent, attendant to securities lent pass to the borrower, such loans may be called at any time and may be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to firms deemed by the Fund’s investment manager, to be of good standing, and when, in the judgment of the investment manager the consideration which can be earned currently from such securities loans justifies the attendant risk.

Foreign Securities

Each Fund except the Government Bond Fund may purchase foreign securities. The Money Market Fund may invest only in U.S. dollar denominated foreign securities. Accordingly, the relative strength of the U.S. dollar may be an important factor in the performance of the Fund, depending on the extent of the Fund’s foreign investments. Securities of foreign issuers, particularly non-governmental issuers, involve risks which are not associated ordinarily with investing in domestic issuers. These risks include changes in currency exchange rates and currency exchange control regulations. In addition, investments in foreign countries could be affected by other factors generally not thought to be present in the United States, including the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign markets, the possibility of expropriation, the possibility of heavy taxation, the impact of political, social or diplomatic developments, limitations on the removal of funds or other assets of a Fund, difficulties in evoking legal process abroad and enforcing contractual obligations, and the difficulty of assessing economic trends in foreign countries. Some foreign securities exchanges may not be as developed or efficient as those in the United States and securities traded on foreign securities exchanges generally are subject to greater price volatility. There is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation and limitations on the removal of funds or other assets.

Investments in emerging countries involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems which may be less stable. In addition, securities of issuers located in emerging countries may have limited marketability and may be subject to more abrupt or erratic price fluctuations. The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund’s portfolio securities in such markets may not be readily available. Many emerging market countries have experienced high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue

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to have negative effects on the economies and securities markets of certain countries with emerging markets. Emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed by the countries with which they trade. In certain markets there have been times when settlements of securities transactions have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

The Funds may buy or sell foreign currencies, options on foreign currencies and foreign currency futures contracts and options thereon and, in addition, the Select Capital Appreciation Fund, Select International Equity Fund and Select Growth Fund may invest in foreign currency forward contracts. Although such instruments may reduce the risk of loss due to a decline in the value of the currency that is sold, they also limit any possible gain which might result should the value of the currency increase. Such instruments will be used primarily to protect a Fund from adverse currency movements; however, they also involve the risk that anticipated currency movements will not be accurately predicted, thus adversely affecting a Fund’s total return. See “Financial Futures Contracts and Related Options” and “Forward Contracts on Foreign Currencies.”

The Funds’ investments may include ADRs. For many foreign securities, there are U.S. dollar-denominated ADRs which are traded in the United States on exchanges or over the counter. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. An ADR may be sponsored by the issuer of the underlying foreign security, or it may be issued in unsponsored form. The holder of a sponsored ADR is likely to receive more frequent and extensive financial disclosure concerning the foreign issuer than the holder of an unsponsored ADR and generally will bear lower transaction charges. Each Fund may invest in both sponsored and unsponsored ADRs. The Select International Equity Fund and the Select Capital Appreciation Fund also may utilize European Depositary Receipts, which are designed for use in European securities markets, and also may invest in Global Depositary Receipts. ADRs and other similar receipts are not subject to a Fund’s limitation on foreign securities, if any.

Obligations in which the Select Investment Grade Income Fund and Government Bond Fund may invest include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Obligations of supranational entities may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future. A Fund may not invest more than 25% of its assets in debt obligations of supranational entities.

Certain state insurance regulations may impose additional restrictions on a Fund’s holdings of foreign securities.

Forward Commitments

The Select Capital Appreciation Fund, Select Investment Grade Income Fund, Government Bond Fund and Money Market Fund may enter into contracts to purchase securities for a fixed price at a specified future date beyond customary settlement time (“forward commitments”). If the Funds do so, they will maintain cash or other liquid obligations having a value in an amount at all times sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Funds generally will enter into forward commitments with the intention of acquiring securities for their portfolios, they may dispose of a commitment prior to settlement if the relevant Sub-Adviser deems it appropriate to do so. The Funds may realize short-term gains or losses upon the sale of forward commitments. The Sub-Advisers will monitor the creditworthiness of the parties to such forward commitments.

When-Issued Securities

Each Fund from time to time may purchase securities on a “when-issued” basis or delayed delivery basis. Debt securities and municipal obligations often are issued on this basis. The yield of such securities is fixed at the time a commitment to purchase is made, with actual payment and delivery of the security generally taking place 15 to 45 days later. During the period between purchase and settlement, typically no payment is made by a Fund and no interest accrues to the Fund. The market value of when-issued securities may be more or less than the purchase price payable at settlement date. Purchase of when-issued securities involves the risk that yields available in the market when delivery occurs may be higher than those available when the when-issued order is placed resulting in a decline in the market value of the security. There is also the risk that under some circumstances the purchase of when-issued securities may act to leverage the Fund. The Fund will establish a segregated account with the Custodian in which it will maintain cash or liquid securities at least equal to commitments for when-issued securities.

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Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may enter into repurchase agreements. Under a repurchase agreement, a Fund may purchase only instruments in which the Fund is authorized to invest (except, in the case of the Money Market Fund, that such instruments may have remaining maturities in excess of one year), with an agreement that the seller will repurchase the obligation at an agreed upon price and date. Normally, the instruments that are subject to repurchase agreements are obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or high grade corporate debt securities. The repurchase price reflects an agreed-upon interest rate which is unrelated to the coupon rate on the purchased obligation. Repurchase agreements usually are for short periods, such as under one week, but may be as long as thirty days or more. No repurchase agreement will be effected if, as a result, more than 30% of a Fund’s total assets taken at current value will be invested in repurchase agreements, except that the Money Market Fund may invest up to 100% of its total assets in repurchase agreements. No more than 15% (10% for the Money Market Fund) of a Fund’s total assets taken at current value will be invested in repurchase agreements extending for more than seven days and in other securities which are not readily marketable.

If a seller defaults upon the obligation to repurchase, the Funds may incur a loss if the value of the purchased obligation (collateral) declines, and may incur disposition costs in liquidating the collateral. If bankruptcy proceedings are commenced with respect to a seller, realization upon the collateral by the Funds may be delayed or limited. The seller is required to maintain the value of such instruments at not less than the repurchase price (including accrued interest).

Prior to entering into a repurchase agreement, the Fund’s Sub-Adviser evaluates the creditworthiness of entities with which the Fund proposes to enter into the repurchase agreement. Repurchase agreement guidelines have been established for use by the Funds’ investment manager and Sub-Advisers.

The Select Capital Appreciation Fund also may enter into reverse repurchase agreements. In a reverse repurchase agreement, a fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and at a future date. Reverse repurchase agreement transactions can be considered a form of borrowing by the Fund. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as treasury bills and notes. While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the reverse repurchase agreement. The Select Capital Appreciation Fund will enter into reverse repurchase agreements only with parties that its Sub-Adviser deems creditworthy.

Writing Covered Options

Each Fund other than the Money Market Fund may write call options and put options on securities which the Fund owns as its Sub-Adviser shall determine to be appropriate and to the extent permitted by applicable law. A call option gives the purchaser of the option the right to buy and a writer the obligation to sell the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A premium is paid to the writer as the consideration for undertaking the obligations under the option contract. The writer forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit.

As the writer of a call option, a Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period if the option is exercised. So long as the Fund remains obligated as the writer of a call, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit, and retains the risk of loss should the value of the security decline. The Fund also may enter into “closing purchase transactions” in order to terminate its obligation as the writer of a call option prior to the expiration of the option. There is no assurance that a Fund will be able to effect such transactions at any particular time or at any acceptable price.

The writer of a put option is obligated to purchase specified securities from the option holder at a specified price at any time before the expiration date of the option. The purpose of writing such options is to generate additional income for the Fund, but the Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

Option transactions may increase a Fund’s transaction costs and may increase the portfolio turnover rate, depending on how many options written by the Fund are exercised in a particular year.

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Purchasing Options

Each Fund other than the Money Market Fund may purchase put and call options to the extent permitted by applicable law. A Fund will not purchase put or call options if after such purchase more than 5% of its net assets, as measured by the aggregate of the premiums paid for all such options held by the Fund, would be so invested. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on exchange traded options purchased by the Fund.

A Fund normally would purchase call options in anticipation of an increase in the market value of securities. The purchase of a call option entitles the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. If the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs during the option period, the Fund would ordinarily realize a gain, if not, the Fund would realize a loss.

A Fund normally would purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or securities of the type in which it may invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. Gains or losses on the purchase of put options would tend to be offset by countervailing changes in the value of underlying portfolio securities. A Fund ordinarily would realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise, the Fund would realize a loss on the purchase of the put option.

There is no assurance that a liquid secondary market on an options exchange will exist for a particular option or at a particular time. The hours of trading for options on options exchanges may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. In addition, the purchase of options is a highly specialized activity which depends in part on the Sub-Adviser’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets. A Fund pays brokerage commission or spread in connection with its options transactions as well as for purchases and sales of the underlying securities.

Financial Futures Contracts and Related Options

Each Fund (other than the Money Market Fund) may invest in transactions in financial futures contracts and related options for hedging purposes. In addition, the Select Capital Appreciation Fund, Select International Equity Fund and Select Growth Fund may utilize futures contracts on foreign currencies and related options. Through certain hedging activities involving such futures contracts and related options, it is possible to reduce the effects of fluctuations in interest rates and the market prices of securities which may be quite volatile. Hedging is a means of transferring a risk which an investor does not desire to assume during an uncertain interest rate or securities market environment to another investor who is willing to assume that risk.

The Select Capital Appreciation Fund, Select International Equity Fund and Select Growth Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Select Capital Appreciation Fund, Select International Equity Fund and Select Growth Fund may buy put options on the foreign currency. If the value of the currency declines, the Funds will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Select Capital Appreciation Fund, Select International Equity Fund and Select Growth Fund and may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Funds from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Select Capital Appreciation Fund, Select International Equity Fund and Select Growth Fund could sustain losses on transactions in foreign currency options that would require such Funds to forgo a portion or all of the benefits of advantageous changes in those rates.

The Select Capital Appreciation Fund, Select International Equity Fund and Select Growth Fund also may write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Funds could write a call option on the relevant currency instead of purchasing a put option. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset by the amount of the premium received.

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Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Select Capital Appreciation Fund, Select International Equity Fund and Select Growth Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Funds to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Funds would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Select Capital Appreciation Fund, Select International Equity Fund and Select Growth Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Select Capital Appreciation Fund, Select International Equity Fund and Select Growth Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Funds is “covered” if the Funds own the underlying foreign currency covered by the call or have an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund’s custodian) upon conversion or exchange of other foreign currency held in their portfolios. A call option also is covered if the Funds have a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Funds in cash or other liquid assets in a segregated account with the Funds’ custodian.

The Select Capital Appreciation Fund, Select International Equity Fund and Select Growth Fund also may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security that the Funds own or have the right to acquire and that is denominated in the currency underlying the option. In such circumstances, the Select Capital Appreciation Fund, Select International Equity Fund and Select Growth Fund collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. The Select Capital Appreciation Fund, Select International Equity Fund and Select Growth Fund may invest without limitation in foreign currency options.

Futures Transactions - General

A futures contract on a security is a standardized agreement under which each party is entitled and obligated either to make or to accept delivery, at a particular time, of securities having a specified face value and rate of return on foreign currencies. Currently, futures contracts are available on debt and equity securities and on certain foreign currencies.

Futures contracts are traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission (“CFTC”). A futures contract on an individual security may be deemed to be a commodities contract. A Fund engaging in a futures transaction initially will be required to deposit and maintain with its Custodian, in the name of its brokers, an amount of cash or U.S. Treasury bills equal to a small percentage (generally less than 5%) of the contract amount to guarantee performance of its obligations. This amount is known as “initial margin.” Margin in a futures transaction is different from margin in a securities transaction, in that financial futures initial margin does not involve the borrowing of funds to finance the transactions. Unlike securities margin, initial margin in a futures transaction is in the nature of a performance bond or good faith deposit on the contract which is returned to the fund upon termination of the financial future, assuming all contractual obligations have been satisfied. As the price of the underlying security fluctuates, making the position in the financial futures more or less valuable, subsequent payments called “maintenance margin” or “variation margin” are made to and from the broker on a daily basis. This process is called “marking to market.”

The purchase and sale of financial futures is for the purpose of hedging against changes in securities prices or interest rates. Hedging transaction serve as a substitute for transactions in the underlying securities and can effectively reduce investment risk. When prices are expected to rise, a fund, through the purchase of futures contracts, can attempt to secure better prices than might be later available in the stock market when it anticipates effecting purchases. Similarly, when interest rates are expected to increase, a fund can seek to offset a decline in the value of its debt securities through the sale of futures contracts.

Options on Financial Futures

The Funds other than the Money Market Fund may use options on futures contracts in connection with hedging strategies. The purchase of put options on futures contracts is a means of hedging the Fund’s portfolio against the risk of declining prices. The purchase of a call option on a futures contract represents a means of hedging against a market advance when a Fund is not invested fully. Depending on the pricing of the option compared with either the futures contract upon which it is based or upon the price of the underlying securities, the option may or may not be less risky than ownership of the futures contract or underlying securities.

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The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the securities or currencies which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s holding of securities or currencies.

The writing of a put option on a futures contract is analogous to the purchase of a futures contract. If the option is exercised, the net cost to the Fund of the securities or currencies acquired by it will be reduced by the amount of the option premium received. If, however, market prices have declined, the Fund’s purchase price upon exercise may be greater than the price at which the securities or currencies might be purchased in the cash market.

Limitations on Purchase and Sale of Futures and Related Options

A Fund generally will engage in transactions in futures contracts or related options only as a hedge against changes in the values of securities or currencies held in a Fund’s portfolio or which it intends to purchase, or to a limited extent to engage in non-hedging strategies. A Fund may not purchase or sell a futures contract for non-hedging purposes if immediately thereafter the sum of the amount of margin deposits and amount of variation margins paid from time to time on the Fund’s existing futures and related options positions and premiums paid for related options would exceed 5% of the market value of the Fund’s total assets. The reasons a Fund may engage in non-hedging strategies include: to seek to enhance return and to adjust efficiently the Fund’s overall exposure to certain markets. In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts and related options (less any related margin deposits), will be deposited in a segregated account with its custodian in the name of the broker to collateralize the position, and thereby insure that the use of such futures contracts and options is unleveraged.

In implementing a Fund’s overall risk management strategy, it is possible that its Sub-Adviser will choose not to engage in any futures transactions or that appropriate futures contracts or related options may not be available. A Fund will engage in futures transactions only for appropriate hedging, risk management or non-hedging purposes. A Fund will not enter into any particular futures transaction unless its Sub-Adviser determines that the particular transaction demonstrates an appropriate correlation with the Fund’s investment objectives and portfolio securities.

Risk of Transactions in Futures

The sale and purchase of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. There are several risks in connection with the use of financial futures by a Fund as a hedging device.

Successful use of financial futures by a Fund is subject to its Sub-Adviser’s ability to predict movements in the direction of interest rates or securities prices and to assess other factors affecting markets for securities. For example, a Fund may hedge against the possibility of an increase in interest rates which would affect adversely the prices of debt securities held in its portfolio. If prices of the debt securities increase instead, the Fund may lose part or all of the benefit of the increased value of the hedged debt securities because it may have offsetting losses in the futures positions. In addition, in this situation, if the Fund has insufficient cash, it may have to sell securities to meet the daily maintenance margin requirements. These sales may be, but will not necessarily be, at increased prices to reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Another risk arises because of the imperfect correlation between movements in the price of the financial future and movements in the price of the securities or currencies which are the subject of the hedge. First of all, the hours of trading for futures contracts may not conform to the hours during which the underlying assets are traded. To the extent that the futures markets close before the markets for the underlying assets, significant price and rate movements can take place in the underlying asset’s market that cannot be reflected in the futures markets. But even during identical trading hours, the price of the future may move more than or less than the price of the assets being hedged. While a hedge will not be fully effective if the price of the future moves less than the price of the hedged assets, if the price of the hedged assets has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. On the other hand, if the price of the hedged assets has moved in a favorable direction, this advantage may be offset partially by the price movement of the futures contract. If the price of the futures moves more than the price of the asset, the Fund will experience either a loss or a gain on the futures contract which will not be completely offset by movements in the prices of the assets which are the subject of the hedge.

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In addition to the possibility that there may be an imperfect correlation between movements in the futures and the portion of the portfolio being hedged, the market prices of the futures may be affected by certain other factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures through offsetting transactions, which could distort the normal relationship between securities or currencies and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price or currency distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the prices of securities or currencies and movements in the prices of futures, a correct forecast of interest rate trends or market price movements by the Sub-Adviser still may not result in a successful hedging transaction over a short time frame.

Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. Thus, it may not be possible to close a futures position, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of maintenance margin. However, in the event futures have been used to hedge portfolio positions, such underlying assets will not be sold until the futures can be terminated. In such circumstances, an increase in the price of the underlying assets, if any, may offset partially or completely losses on the future.

Risks of Transactions In Options on Futures

There are several special risks relating to options on futures. First, the ability to establish and close out positions in options is subject to the maintenance of a liquid secondary market. A Fund will not purchase options on futures on any exchange or board of trade unless, in the opinion of its Sub-Adviser, the market for such options is developed sufficiently so that the risks in connection with options on futures transactions are not greater than the risks in connection with futures transactions. Compared with the purchase or sale of futures, the purchase of call or put options on futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on futures would result in a loss to the Fund when the purchase or sale of a future would not, such as when there is no movement in the price of the underlying securities. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts, as described above under “Risks of Transactions in Futures.”

An option position may be closed out only on an exchange or board of trade which provides a secondary market for an option of the same series. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. It might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of financial futures pursuant to the exercise of put options.

Because of the risks and the transaction costs associated with hedging activities, there can be no assurance that a Fund’s portfolio will perform as well as or better than a comparable fund that does not invest in futures contracts or related options.

Forward Contracts on Foreign Currencies

A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. The Select Capital Appreciation Fund, Select International Equity Fund and Select Growth Fund may enter into forward contracts to purchase and sell government securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts which are standardized contracts, forward contracts can be drawn specifically to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange. The following discussion summarizes the Select Capital Appreciation Fund’s, Select International Equity Fund’s and Select Growth Fund’s principal uses of forward currency exchange contracts (“forward currency contracts”). The Funds may enter into a forward currency contract with the stated contract value of up to the value of the Funds’ assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). The Select Capital Appreciation Fund, Select International Equity Fund and Select Growth Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities they have agreed to buy or sell (“transaction hedge”). The Select Capital Appreciation Fund, Select International Equity Fund and Select Growth Fund also may hedge some or all of their investments denominated in foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of their

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portfolio securities denominated in that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency. The Funds also may enter into a forward currency contract with respect to a currency where the Funds are considering the purchase or sale of investments denominated in that currency but have not yet selected the specific investments (“anticipatory hedge”).

In any of these circumstances, the Select Capital Appreciation Fund, Select International Equity Fund and Select Growth Fund may enter alternatively into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if their Sub-Advisers believe there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”).

These types of hedges minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on such Funds’ foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting the Funds’ currency exposure from one foreign currency to another removes the Funds’ opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Funds if their Sub-Advisers’ projections of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for the Select Capital Appreciation Fund, Select International Equity Fund and Select Growth Fund than if they had not entered into such contracts.

The Select Capital Appreciation Fund, Select International Equity Fund and Select Growth Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to the currency underlying the forward contract or the currency being hedged. To the extent that the Select Capital Appreciation Fund, Select International Equity Fund and Select Growth Fund are not able to cover their forward currency positions with underlying portfolio securities, the Funds’ custodian will segregate cash or liquid assets having a value equal to the aggregate amount of its commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Select Capital Appreciation Fund, Select International Equity Fund and Select Growth Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered segregated assets will be equal to the amount of the Funds’ commitments with respect to such contracts. As an alternative to segregating assets, the Select Capital Appreciation Fund, Select International Equity Fund and Select Growth Fund may buy call options permitting it to buy the amount of foreign currency being hedged by a forward sale contract or the Funds may buy put options permitting them to sell the amount of foreign currency subject to a forward buy contract.

While forward contracts currently are not regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Select Capital Appreciation Fund’s, Select International Equity Fund’s and Select Growth Fund’s ability to utilize forward contracts may be restricted. In addition, the Select Capital Appreciation Fund, Select International Equity Fund and Select Growth Fund may not always be able to enter into forward contracts at attractive prices and may be limited in their ability to use these contracts to hedge portfolio assets.

Swap and Swap-Related Products

The Select Capital Appreciation Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest; for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian. If the Fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Sub-Adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction.

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The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will segregate cash or high-grade liquid assets having an aggregate net asset value at least equal to the full amount on a daily basis of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions may in some instances involve the delivery of securities or other underlying assets to the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rates swaps is limited to the net amount of the payments that the Fund is obligated contractually to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

Additional Risks of Options on Foreign Currencies, Forward Contracts and Foreign Instruments

Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Securities and Exchange Commission (“SEC”). To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements therefore could continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on exchanges are within the jurisdiction of the SEC, as other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an exchange are cleared and guaranteed by the Office of the Comptroller of the Currency (“OCC”), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises or would result in undue burdens on the OCC or its clearing member, may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements from those in the United States and (v) low trading volume.

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Exchange Traded Funds (ETF’s)

These are a type of investment company whose securities are offered on an exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. The Select Capital Appreciation Fund, Select Value Opportunity Fund, Select Growth Fund, Core Equity Fund and Equity Index Fund may invest in ETF’s to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of certain of the ETF’s underlying securities. The risks of investing in an ETF generally reflect the risks of owning securities on the index the ETF is designed to track, although any lack of liquidity associated with an investment in an ETF could result in greater volatility in the ETF securities. Additionally, ETF securities are subject to management fees, which means the cost of an investment in an ETF may be higher than if the Fund had purchased the underlying securities directly. The Separate Accounts and the Funds will be required to treat an investment in an ETF as the security of a single issuer for the purposes of the diversification standards the Separate Accounts and each Fund must satisfy to qualify for favorable tax treatment available to holders of variable annuity and variable life contracts. For additional details, please see “Taxation of the Funds of the Trust.”

Restricted Securities

Each Fund may invest up to 15% (10% for the Money Market Fund) of its net assets in restricted securities (and securities deemed to be illiquid) unless the Board of Trustees determines that such restricted securities are liquid. The Board of Trustees has adopted guidelines and delegated to Allmerica Financial Investment Management Services, Inc. (the “Manager” or “AFIMS”) the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be responsible ultimately for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Board will monitor carefully a Fund’s investments in securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. Because market quotations are less readily available, judgment at times may play a greater role in valuing these securities than in the case of unrestricted securities.

Investments in Money Market Securities

Each Fund may hold at least a portion of its assets in cash equivalents or money market instruments. There is always the risk that the issuer of a money market instrument may be unable to make payment upon maturity. The Money Market Fund may hold uninvested cash reserves pending investment during temporary, defensive periods or if, in the opinion of the Sub-Adviser, suitable securities are not available for investment. Securities in which the Money Market Fund may invest may not earn as high a level of current income as long-term, lower quality securities which, however, generally have less liquidity, greater market risk and more fluctuation in market value.

High Yield Securities

Corporate debt securities purchased by the Select Capital Appreciation Fund and Select Growth Fund will be rated at the time of purchase B or better by Moody’s or S&P, or equivalently rated by another NRSRO, or unrated but believed by the relevant Sub-Adviser to be of comparable quality under the guidelines established for the Funds. The Select Growth Fund may not invest more than 15% of its assets and the Select Capital Appreciation Fund may not invest more than 5% of its assets at the time of investment in securities rated below Baa by Moody’s or BBB by S&P, or equivalently rated by another NRSRO, or unrated but believed by the Sub-Adviser to be of comparable quality. Securities rated B by Moody’s or S&P (or equivalently by another NRSRO) are below investment grade and are considered, on balance, to be predominantly speculative with respect to capacity to pay interest and repay principal and will generally involve more credit risk than securities in the higher rating categories.

Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated securities, commonly known as “high yield” securities or “junk bonds,” and of the asset value of the Select Capital Appreciation Fund and Select Growth Fund. Many issuers of high yield corporate debt securities are leveraged substantially at times, which may impair their ability to meet debt service obligations. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress.

The lack of a liquid secondary market in certain lower-rated securities may have an adverse impact on their market price and the ability of a Fund to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the credit-worthiness of the issuer. In addition, a less liquid market may interfere with the ability of a Fund to value accurately high yield securities and, consequently, value a Fund’s assets. Furthermore, adverse publicity and investor perceptions may decrease the value and liquidity of high yield securities. It is reasonable to expect any recession to disrupt severely the market for high yield fixed-income securities, have an adverse impact on the value of such securities and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

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The Funds also may invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments generally is rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, the Sub-Adviser may treat such securities as unrated debt. Unrated debt securities and securities with different ratings from more than one agency will be included in the 15% and 25% limits of the Funds as stated above, unless such Fund’s Sub-Adviser deems such securities to be the equivalent of investment grade securities.

Asset-Backed Securities

The Core Equity Fund, Select Investment Grade Income Fund, Government Bond Fund and Money Market Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, frequently a pool of assets similar to one another. Assets generating such payments include instruments such as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed for certain amounts and time periods by a letter of credit issued by a financial institution unaffiliated with the issuer of the securities. The estimated life of an asset-backed security varies with the prepayment experience of the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. Under certain interest rate and prepayment rate scenarios, the Funds may fail to recoup fully their investment in asset-backed securities. A Fund will not invest more than 20% of its total assets in asset-backed securities.

Mortgage-Backed Securities

The Select Investment Grade Income Fund and Government Bond Fund may invest in mortgage-backed securities which are debt obligations secured by real estate loans and pools of loans on single family homes, multi-family homes, mobile homes and, in some cases, commercial properties. The Funds may acquire securities representing an interest in a pool of mortgage loans that are issued or guaranteed by a U.S. government agency such as Ginnie Mae, Fannie Mae and Freddie Mac.

Mortgage-backed securities are in most cases “pass-through” instruments through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yields of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Funds reinvest the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayment of mortgages that underlie securities purchased at a premium could result in losses.

The Funds also may invest in multiple class securities issued by U.S. government agencies and instrumentalities such as Fannie Mae, Freddie Mac and Ginnie Mae, including guaranteed collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates, when consistent with the Funds’ investment objective, policies and limitations. A CMO is a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payment on underlying collateral to different series or classes of obligations. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

CMOs and guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by Fannie Mae, Freddie Mac and Ginnie Mae are types of multiple pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests. The Funds currently do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage pass-through certificates. The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are available otherwise.

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For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as “Gold PCs.”

Ginnie Mae REMIC Certificates guarantee the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes). This Ginnie Mae guarantee is backed by the full faith and credit of the United States.

REMIC Certificates issued by Fannie Mae, Freddie Mac and Ginnie Mae are treated as U.S. government securities for purposes of investment policies. There can be no assurance that the U.S. Government will continue to provide financial support to Fannie Mae, Freddie Mac or Ginnie Mae in the future.

Stripped Mortgage-Backed Securities

The Select Investment Grade Income Fund and Government Bond Fund may invest in stripped mortgage-backed securities (“SMBS”). SMBS are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest (the interest-only or “IO” class) while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayment on the related underlying mortgage assets), and a rapid rate of principal payments may have a material, adverse effect on a portfolio yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup fully their initial investment in these securities even if the security is in one of the highest rating categories. Certain SMBS may be deemed “illiquid” and subject to the Funds’ limitations on investment in illiquid securities. The market value of the PO class generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage assets generally are higher than prevailing market yields in other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be recouped fully. The Sub-Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain hedging techniques.

Financing Transactions

To earn additional income, the Select Investment Grade Income Fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities (“mortgage dollar rolls”) or the purchase and simultaneous agreement to sell similar securities (“reverse mortgage dollar rolls”). The securities traded are mortgage securities and bear the same interest rate but will be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, the Fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction the Fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase or sell securities may be limited.

Interest-Only and Principal-Only Treasury Securities

The Government Bond Fund may invest in separately-traded principal and interest components of U.S. Treasury securities. Treasury securities are high-quality securities issued or guaranteed by the U.S. Government and backed by the full faith and credit of the U.S. Treasury. Treasury securities include Treasury bills, notes and bonds, which may differ only in their interest rates, maturities and times of issuance. The yield to maturity on an interest-only Treasury security is extremely sensitive to the rate of principal payments, and a rapid rate of principal payments may have a material, adverse effect on the portfolio’s yield to maturity from these securities. The market value of principal-only Treasury securities is unusually volatile in response to changes in interest rates.

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Municipal Securities

The Money Market Fund may invest in municipal bonds. Municipal securities are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. The two principal classifications of municipal securities are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed. Revenue securities may include private activity bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. In addition, the interest on private activity bonds issued after August 7, 1986 is subject to the federal alternative minimum tax.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Hedging Techniques and Investment Practices

The Select Capital Appreciation Fund and Select International Equity Fund may employ certain strategies in order to manage exchange rate risks. For example, the Funds may hedge some or all of their investments denominated in a foreign currency against a decline in the value of that currency. The Funds may enter into contracts to sell that foreign currency for U.S. dollars (not exceeding the value of a Fund’s assets denominated in or exposed to that currency) or by participating in options on futures contracts with respect to such currency (“position hedge”). The Funds also could hedge that position by selling a second currency that is expected to perform similarly to the currency in which portfolio investments are denominated for U.S. dollars (“proxy hedge”). The Funds also may enter into a forward contract to sell the currency in which the security is denominated for a second currency that is expected to perform better relative to the U.S. dollar if their Sub-Adviser believes there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”). As an operational policy, the Funds will not commit more than 10% of their assets to the consummation of cross-hedge contracts and either will cover currency hedging transactions with liquid portfolio securities denominated in or whose value is tied to the applicable currency or segregate liquid assets in the amount of such commitments. In addition, when the Funds anticipate repurchasing securities denominated in a particular currency, the Funds may enter into a forward contract to purchase such currency in exchange for the dollar or another currency (“anticipatory hedge”).

These strategies minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, such strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may have an adverse impact on a Fund’s performance if its Sub-Adviser’s projection of future exchange rates is inaccurate.

Stand-By Commitments

The Select Investment Grade Income Fund, Government Bond Fund and Money Market Fund may enter into Stand-by Commitments. Under a stand-by commitment, a dealer agrees to purchase from the Fund, at the Fund’s option, specified securities at a specified price. Stand-by commitments are exercisable by the Fund at any time before the maturity of the underlying security, and may be sold, transferred or assigned by the Fund only with respect to the underlying instruments.

Although stand-by commitments are often available without the payment of any direct or indirect consideration, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for securities which are acquired subject to the commitment.

Where the Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund.

The Fund will enter into stand-by commitments only with banks and broker-dealers which present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Sub-Adviser will review periodically the issuer’s assets, liabilities, contingent claims and other relevant financial information.

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The Fund will acquire stand-by commitments solely to facilitate liquidity and does not intend to exercise its rights thereunder for trading purposes.

Stand-by commitments will be valued at zero in determining the Fund’s net asset value.

Portfolio Turnover

The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales of portfolio securities by the Fund for a given year by the monthly average of the value of the Fund’s portfolios securities for that year. The purchase or sale of all securities whose maturities or expiration dates at the time of acquisition are less than 12 months and of money market funds or amounts too small to invest in short-term obligations are not included in the portfolio turnover rate.

A higher portfolio turnover rate may involve corresponding greater brokerage commissions and other transaction costs, which would be borne directly by the Fund, as well as additional realized gains and/or losses to shareholders. Following the table are explanations of any significant variations in the Funds’ portfolio turnover rates over the two most recently completed fiscal years or any anticipated variation in the portfolio turnover rate.

Fund	December 31, 2004	December 31, 2003
Select Capital Appreciation Fund	38%	46%
Select Value Opportunity Fund	99%	117%
Select International Equity Fund	84%	28	%*
Select Growth Fund	95%	75	%**
Core Equity Fund	37%	27%
Equity Index Fund	4%	23%
Select Investment Grade Income Fund	113%	192	%***
Government Bond Fund	77%	55%
Money Market Fund	N/A	N/A

*	The turnover ratio increased in 2004, reflective of the replacement of the fund’s Sub-Adviser with two co-Sub-Advisers and the trading impact of the portfolio transition.
**	The turnover ratio increased slightly, reflecting a change in one of the co-Sub-Adviser’s trading impact of the portfolio transition.
***	The turnover ratio decreased in 2004, reflecting the return to a more normalized turnover ratio following a fund merger in 2003.

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MANAGEMENT OF THE TRUST

The Trust is managed by a Board of Trustees. The Trustees have overall responsibility for implementation of the investment policies and operations of the Funds of the Trust. The Board of Trustees of the Trust holds regular quarterly meetings and at other times on an as needed basis. The Trustees do not serve specified terms, and will serve until their resignation or removal. The affairs of the Trust are conducted in accordance with the Bylaws adopted by the Trustees and the applicable laws of the Commonwealth of Massachusetts, the state in which the Trust is organized. The following tables provide biographical information about each of the Trustees, including both the Trustees who are “interested persons” of the Trust, as defined in the 1940 Act, and those Trustees who are not “interested persons” of the Trust. The mailing address for the Trustees and officers is: Allmerica Investment Trust, 440 Lincoln Street, Worcester, MA 01653.

Name, Address and Age	Position(s) Held with Trust(1)	Number of Portfolios in Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)	Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
P. Kevin Condron (59)	Trustee, Member of the Audit Committee, Fund Operations Committee, Governance Committee and Investment Operations Committee	Indefinite Served Since 1998	President and Chief Executive Officer, The Granite Group (wholesale plumbing and heating), 1997-present.	11	Director, Banknorth Group.

Jocelyn S. Davis (51)	Trustee, Member of the Audit Committee, Fund Operations Committee, Governance Committee and Investment Operations Committee	Indefinite Served Since 2001	President, Nelson Hart, LLC (consulting), 2002-present; Beers & Cutler (professional services), 2001-2002; Chief Financial Officer, AARP (non-profit), 1996-2001.	11	None

Cynthia A. Hargadon (50)	Trustee, Member of the Fund Operations Committee, Investment Operations Committee, Governance Committee and Audit Committee	Indefinite Served Since 1997	Chief Investment Officer, North Point Advisors LLC (consulting), 2003-present; President, Hargadon Associates (asset management consulting), 2002-2003; President, Potomac Asset Management, Inc., 2000-2002; Director of Investments, National Automobile Dealers Association, 1999-2000.	11	Director, Wilshire Target Funds, 2001-present.

Gordon Holmes (66)	Trustee, Chairman of the Audit Committee, Member of the Fund Operations Committee, Investment Operations Committee and Governance Committee	Indefinite Served Since 1991	Instructor at Bentley College, 1998-present; Certified Public Accountant; Retired Partner, Tofias, Fleishman, Shapiro & Co., P.C. (Accountants).	11	None

Attiat F. Ott (69)	Trustee, Chairman of the Fund Operations Committee, Member of the Audit Committee, Governance Committee and Investment Operations Committee	Indefinite Served Since 1982	Professor of Economics and Director of the Institute for Economic Studies, Clark University, 940 Main Street, Worcester, MA.	11	None

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Name, Address and Age	Position(s) Held with Trust(1)	Number of Portfolios in Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)	Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Ranne P. Warner (60)	Trustee, Chairman of the Governance Committee, Member of the Fund Operations Committee, Investment Operations Committee and Audit Committee	Indefinite Served Since 1991	President, Centros Properties, USA; Owner, Ranne P. Warner and Company; Blackstone Exchange LLC (real estate) 2001-present.	11	Director, Wainwright Bank & Trust Co. (commercial bank).

Interested Trustees, Officers

Paul T. Kane (48)	Assistant Vice President and Treasurer (Principal Accounting and Principal Financial Officer)	1 Year Term Served Since 1999	Assistant Vice President, First Allmerica Financial Life Insurance Company (“First Allmerica”) since June 1999; Vice President/Treasurer of Tax & Financial Services, BISYS Fund Services, 1997-1999; Director of Shareholder Reporting, Fidelity Investments, 1992-1997.	N/A	None

*John P. Kavanaugh (50)	Chairman, Trustee and President, Chairman of the Investment Operations Committee	1 Year Term Indefinite Term as Trustee Served Since 1995	President, Opus Investment Management, Inc. (“Opus”); Vice President, Director, Chief Investment Officer, First Allmerica and Allmerica Financial Life Insurance and Annuity Company (“Allmerica Financial Life”).	10	None

*Edward J. Parry III (45)	Trustee	Indefinite Served Since 2004	Senior Vice President, Director, Chief Financial Officer, Allmerica Financial Corporation, First Allmerica and Allmerica Financial Life; Director.	11	None

George M. Boyd (60)	Secretary	1 Year Term Served Since 1997	Counsel, First Allmerica.	N/A	None

Richard J. Litchfield (37)	Vice President	1 Year Term Served Since 1995	Vice President and Portfolio Manager, Opus, 1995-present.	N/A	None

Eric M. Trigilio (32)	Vice President	1 Year Term Served Since 2003	Vice President, Opus, First Allmerica and Allmerica Financial; Portfolio Manager, Boston Advisors, Inc. prior to 2003.	N/A	None

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Name, Address and Age	Position(s) Held with Trust(1)	Number of Portfolios in Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)	Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Ann K. Tripp (46)	Vice President	1 Year Term Served Since 2000	Vice President, Opus, 1993-present; Vice President, First Allmerica and Allmerica Financial Life.	N/A	None

Donald P. Wayman (47)	Vice President	1 Year Term Served Since 2003	Allmerica Investment Advisory, Services 2003-present; Allmerica Stable Value Investments, 2000-2003; Allmerica Financial Services-Retirement Services prior to 2000.	N/A	None

*	Messrs. Kavanaugh and Parry are “interested persons”, as defined in the Investment Company Act of 1940 as amended, of the Trust and of Allmerica Financial Corporation (“AFC”) because of their affiliations with AFC.
(1)	The individuals listed hold the same positions with Allmerica Securities Trust, a closed-end management investment company which is a part of the Trust complex that includes the Trust.

The Trust’s Fund Operations Committee is composed entirely of Trustees who are not interested persons of the Trust, AFC or its affiliates. Currently, Dr. Ott (Chairperson), Mr. Condron, Ms. Davis, Ms. Hargadon, Mr. Holmes and Ms. Warner comprise the Committee. The Committee separately reviews and makes recommendations to the Trustees on a variety of matters, including the various contractual arrangements between the Trust and its investment adviser and shareholder servicing agent, proposals to continue or modify the terms of such agreements, and certain matters where there may be a possible conflict of interest between the interests of the Trust and AFC or its affiliates. During the fiscal year ended December 31, 2004, the Committee had two (2) meeting relating to the Trust.

The Trust’s Audit Committee is composed entirely of Trustees who are not interested persons of the Trust, AFC or its affiliates. Currently, Mr. Holmes (Chairperson), Mr. Condron, Ms. Davis, Ms. Hargadon, Dr. Ott, and Ms. Warner comprise the Committee. This Committee reviews and evaluates the audit function, including selection of the independent accountants for the Trust, reviewing all auditing procedures and arrangements and reviewing qualifications of key personnel performing audit work. During the fiscal year ended December 31, 2004 the Committee had five (5) meetings relating to the Trust.

The Trust’s Investment Operations Committee is composed of six Trustees who are not interested persons of the Trust, AFC or its affiliates; two Trustees who are interested persons. Currently, Mr. Kavanaugh (Chairperson), Mr. Condron, Ms. Davis, Ms. Hargadon, Mr. Holmes, Dr. Ott, Mr. Parry and Ms. Warner are the Trustees who serve on the Committee. The Committee monitors investment adviser performance and analyzes Fund data. During the fiscal year ended December 31, the Committee had five (5) meetings relating to the Trust.

The Trust’s Governance Committee is composed entirely of Trustees who are not interested persons of the Trust, AFC or its affiliates. Currently Ms. Warner (Chairperson), Mr. Condron, Ms. Davis, Ms. Hargadon, Mr. Holmes and Dr. Ott comprise the committee. The Committee is charged with the duties of reviewing the composition and compensation of the Trustees, as the Trust does not have a compensation committee. The Committee also is responsible for proposing additional non-interested Trustees for election to the Board and for reviewing major personnel changes of the Trust. During the fiscal year ended December 31, 2004, the Committee had four (4) meetings relating to the Trust. The Governance Committee will consider nominees recommended by Shareholders. Recommendations should be submitted in writing to the Committee in care of the Secretary of the Trust.

The Trustees who are not directors, officers, or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trust.

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OWNERSHIP OF SHARES BY DISINTERESTED

TRUSTEES AS OF DECEMBER 31, 2004

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
P. Kevin Condron	None	$ 1 - $10,000
Jocelyn S. Davis	None	None
Cynthia A. Hargadon	None	$ 1 - $10,000
Gordon Holmes	None	$ 1 - $10,000
Attiat F. Ott	None	$ 1 - $10,000
Ranne P. Warner	None	$ 1 - $10,000

OWNERSHIP OF SHARES BY INTERESTED

TRUSTEES AS OF DECEMBER 31, 2004

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
John P. Kavanaugh	None	$ 1 - $10,000
Edward J. Parry, III	None	None

Listed below is the compensation paid to each Trustee by the Trust and by all funds in the Trust complex for the fiscal year ended December 31, 2004. The Trust currently does not provide any pension or retirement benefits for its Trustees or officers.

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COMPENSATION TABLE FOR DISINTERESTED TRUSTEES

Name of Person and Position	Aggregate Compensation Fund from Trust	Compensation from Trust and Complex Paid to Trustees
P. Kevin Condron Trustee, Member of the Audit Committee and Fund Operations Committee	$33,897	$37,000
Jocelyn S. Davis Trustee, Member of the Audit Committee and Fund Operations Committee	$33,897	$37,000
Cynthia A. Hargadon Trustee, Member of the Fund Operations Committee, Investment Operations Committee and Governance Committee	$39,381	$42,500
T. Britton Harris, IV* Trustee, Member of the Governance Committee and Investment Operations Committee	$35,976	$39,000

Name of Person and Position	Aggregate Compensation Fund from Trust	Total Compensation from Trust and Complex Paid to Trustees
Gordon Holmes Trustee, Chairman of the Audit Committee and Member of the Fund Operations Committee	$35,397	$38,500
Attiat F. Ott Trustee, Chairman of the Fund Operations Committee and Member of the Audit Committee	$35,397	$38,500
Ranne P. Warner Trustee, Chairman of the Governance Committee, Member of the Fund Operations Committee and Investment Operations Committee	$39,631	$42,750

*	Mr. Harris resigned as a Trustee effective 2/10/05.

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COMPENSATION TABLE FOR INTERESTED TRUSTEES

John P. Kavanaugh
Chairman, Trustee and President, Chairman of the Investment Operations Committee	None	None
Edward J. Parry, III
Trustee and Member of the Investment Operations Committee	None	None

Sales Loads - There are no arrangements that result in breakpoints in, or elimination of, sales loads for Trustees and other affiliated persons of the Trust.

Codes of Ethics - The Trust, AFIMS, the Sub-Advisers and the Distributor, VeraVest Investments, Inc. (“VII”), have adopted codes of ethics under Rule 17j-1 of the 1940 Act which permit personnel subject to such codes to invest in securities, including securities that may be purchased or held by the Funds of the Trust.

Proxy Voting Policies - The Trustees of the Trust have delegated proxy voting authority and responsibility for each Fund to its Sub-Adviser or Sub-Advisers. Attached to this SAI as Appendix II are copies of the proxy voting policies and procedures of each of the Sub-Advisers. In addition, information regarding how the Funds of the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and descriptions of the proxy voting policies and procedures are available via the following methods:

(i)	Without charge, upon request, by calling 1-800-533-7881;

(ii)	On each of the following websites:

http://www.allmerica.com/afs/account/index.htm

http://www.allmerica.com/select/index.htm

http://www.allmerica.com/afs/asb/index.htm;

(iii)	On the Securities and Exchange Commission website at

http://www.sec.gov.

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES

The Trust was established as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated October 11, 1984 (the “Trust Declaration”). AFIMS is the Manager of the Trust. The shares of each of the Funds of the Trust currently are purchased only by Separate Accounts established by First Allmerica or Allmerica Financial Life for the purpose of funding variable annuity contracts and variable life insurance policies. The Trust has obtained an exemptive order from the Securities and Exchange Commission to permit Fund shares to be sold to variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies and certain qualified pension and retirement plans. The Separate Accounts of First Allmerica or its affiliates are the shareholders of the Trust. As of April 1, 2004, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of any Fund. AFIMS, First Allmerica and Allmerica Financial Life are direct or indirect wholly-owned subsidiaries of Allmerica Financial Corporation (“AFC”), a publicly-traded Delaware holding company for a group of affiliated companies. The address of AFIMS, First Allmerica, Allmerica Financial Life and AFC is 440 Lincoln Street, Worcester, MA 01653.

AFIMS, Allmerica Financial Life and First Allmerica are organized in Massachusetts.

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INVESTMENT MANAGEMENT AND OTHER SERVICES

The overall responsibility for the supervision of the affairs of the Trust vests in the Board of Trustees of the Trust which meets on a quarterly basis. AFIMS serves as investment manager of the Trust pursuant to a management agreement between the Trust and the Manager (the “Management Agreement”). The Manager is responsible for the management of the Trust’s day-to-day business affairs and has general responsibility for the management of the investments of the Funds. The Manager has entered into sub-adviser agreements (the “Sub-Adviser Agreements”) with different investment advisory firms (the “Sub-Advisers”) to manage each of the Funds, at its expense, subject to the requirements of the 1940 Act, as amended. Each Sub-Adviser, which has been selected on the basis of various factors including management experience, investment techniques, and staffing, is authorized to engage in portfolio transactions on behalf of the applicable Fund subject to such general or specific instructions as may be given by the Trustees and/or the Manager.

The Sub-Advisers have been selected by the Manager and Trustees in consultation with CRA RogersCasey, Inc. (“CRA RogersCasey”), a pension consulting firm. CRA RogersCasey is wholly controlled by CRA, Inc. The cost of such consultation is borne by the Manager.

CRA RogersCasey provides consulting services to pension plans representing hundreds of billions of dollars in total assets and, in its consulting capacity, monitors the investment performance of over 1,000 investment advisers. As a consultant, CRA RogersCasey has no decision-making authority with respect to the Funds, and is not responsible for advice provided by the Manager or the Sub-Advisers. From time to time, specific clients of CRA RogersCasey and the Sub-Advisers will be named in sales materials.

AFIMS serves as investment manager of the Trust pursuant to a management agreement between the Trust and AFIMS (the “Management Agreement”). AFIMS has entered into sub-adviser agreements (“Sub-Adviser Agreements”) with the different investment advisory firms to manage each of the Funds. The Board of Trustees, including the Trustees who are not “interested persons” as defined under the Investment Company Act of 1940 (“1940 Act”), are required to approve the Management Agreement and Sub-Adviser Agreements on an annual basis. The existing Management Agreement and, except as noted below, Sub-Adviser Agreements were last approved by the Board of Trustees at a meeting on May 13, 2004, at which the non-interested Trustees were represented by separate counsel. The Sub-Adviser Agreements between AFIMS and each of Grantham, Mayo, Van Otterloo & Co. LLC and J.P. Morgan Investment Management Inc. with respect to the management of the Select International Equity Fund was approved by the Board of Trustees in accordance with the requirements of the 1940 Act on August 3, 2004.

Both at those meetings and over the course of the Trust’s last fiscal year, the Trustees met with the relevant investment advisory personnel from AFIMS and considered information provided by AFIMS relating to the education, experience and number of investment professionals and other personnel providing services under the Management Agreement and each Sub-Adviser Agreement. For more information on these personnel, see the descriptions in the Trust’s Prospectus of the personnel of AFIMS and the Sub-Advisers responsible for the management of the Funds. The Trustees evaluated the level of skill required to manage the Funds, and concluded that the human resources devoted by AFIMS and the Sub-Advisers to the Funds were appropriate to fulfill effectively their respective duties under the Management Agreement and Sub-Adviser Agreements. The Trustees also considered the business reputation of AFIMS and the Sub-Advisers, their commitment to mutual fund advisory activities, their financial resources and their professional liability insurance coverage, and concluded that they would be able to meet any reasonably foreseeable obligations under the respective agreements.

The Trustees received information concerning the investment philosophies and investment processes applied by AFIMS and the Sub-Advisers in managing the Funds, as disclosed in the Prospectuses. In connection with this, the Trustees considered the in-house research capabilities of AFIMS as well as other resources available to AFIMS’ personnel, including research services available to AFIMS as a result of securities transactions effected for the Fund and other investment advisory clients. The Trustees also received information regarding the extent to which AFIMS and the Sub-Advisers obtained research services as a result of securities transactions. (For more information, see the description under “Brokerage Allocation and Other Practices” below.) The Trustees concluded that the investment process, research capabilities and philosophies of AFIMS and the Sub-Advisers were well suited to the respective Funds, given the Funds’ respective investment objectives and policies, tax and reporting requirements, and related shareholder services. In addition, the Trustees noted that the standard of care applicable to AFIMS and the Sub-Advisers under the respective agreements was comparable to that found in most mutual fund investment advisory agreements.

The Trustees considered the nature and quality of the services provided by AFIMS and the Sub-Advisers to the Funds. The Trustees also evaluated the procedures of AFIMS and each Sub-Adviser designed to fulfill their fiduciary duties to the Funds with respect to possible conflicts of interest, including the codes of ethics of AFIMS and each of the Sub-Advisers (regulating the personal trading of its officers and employees). The Trustees also considered information relating to the investment performance of the Funds relative to their respective performance benchmark(s), relative to other similar accounts managed by AFIMS and the relevant Sub-Advisers, and relative to funds managed similarly by other advisers. The Trustees reviewed performance over various periods, including one-, five- and ten-year calendar year periods (as disclosed in the Prospectus), performance under different market conditions and during

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different phases of a market cycle, the volatility of each Fund’s returns, as well as other factors identified by AFIMS or the Sub-Adviser as contributing to performance. The Trustees concluded that the scope and quality of the services provided by AFIMS and the Sub-Advisers, as well as the investment performance of the Funds, was sufficient, in light of market conditions, performance attribution, the resources dedicated by AFIMS and the Sub-Advisers and their integrity, their personnel and systems, and their respective financial resources, to merit reapproval of the Management Agreement and each Sub-Adviser Agreement for another year.

In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the Management Agreement and each Sub-Adviser Agreement. The Trustees reviewed information, including information supplied by other third parties, concerning fees paid to investment advisers of similarly-managed funds. The Trustees also considered the fees of each Fund as a percentage of assets at different asset levels and possible economies of scale to AFIMS and/or the relevant Sub-Adviser. In particular, the Trustees evaluated the profitability of AFIMS with respect to the Funds, concluding that such profitability was not inconsistent with levels of profitability that had been determined by courts not to be “excessive.”

The following is information relating to control and affiliations of the Manager and certain Sub-Advisers of the Trust.

AFIMS, First Allmerica and Allmerica Financial Life are wholly-owned subsidiaries of Allmerica Financial Corporation (“AFC”), a publicly-traded Delaware holding company for a group of affiliated companies. First Allmerica and Allmerica Financial Life have established Separate Accounts for the purpose of funding variable annuity contracts and variable life insurance policies. The shares of each of the Funds of the Trust may be purchased only through these Separate Accounts.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company, serves as Sub-Adviser to the Select Capital Appreciation Fund. T. Rowe Price International Series, Inc., an investment company managed by a T. Rowe Price affiliate, is currently used as an investment vehicle for certain insurance products sponsored by First Allmerica and Allmerica Financial Life. As of December 31, 2004, T. Rowe Price and its affiliates had approximately $235.2 billion in assets under management.

Cramer Rosenthal McGlynn, LLC (“CRM”), Sub-Adviser to the Select Value Opportunity Fund, is owned by its active investment professionals, Cramer Rosenthal McGlynn, Inc., (“CRM”) and WT Investments, Inc. (“WTI”), an indirect, wholly-owned subsidiary of Wilmington Trust Corporation (“WTC”). Founded in 1973, CRM provides investment advice to individuals, state and local government agencies, pension and profit sharing plans, trusts, estates, endowments and other organizations. WTC is a bank and holding company and has operations in Delaware, Pennsylvania, Florida, Maryland and New York. Through its subsidiaries, WTC engages in residential, commercial and construction lending, deposit taking, insurance, travel, investment advisory and broker-dealer services and mutual fund administration. As of December 31, 2004, CRM manages $6.75 billion in client assets. Options have been issued to principals (employees and officers) and, if exercised at present, would result in CRM, LLC being owned 43.32% by both CRM Inc., and its principals and 56.68% by WTI.

Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), founded in 1977, is located at 40 Rowes Wharf, Boston, Massachusetts 02110, is a privately-held global investment management firm. As of December 31, 2004, GMO had approximately $82 billion in assets under management.

J.P. Morgan Investment Management Inc. (“J.P. Morgan”), founded in 1838, is headquartered at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a publicly-traded company. As of December 31, 2004, the firm had $ 791 billion in assets under management.

GE Asset Management Incorporated (“GEAM”), located at 3003 Summer Street, P.O. Box 7900, Stamford, CT 06904, is a wholly-owned subsidiary of General Electric Company (“GE”). As of December 31, 2004, GEAM had approximately $178 billion of assets under management, of which more than $12 billion was invested in mutual funds.

Jennison Associates LLC (“Jennison”), a Sub-Adviser to the Select Growth Fund is located at 466 Lexington Avenue, New York, NY 10017. Jennison was founded in 1969 and is a direct, wholly-owned subsidiary of Prudential Investment Management Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2004, Jennison had approximately $64 billion in assets under management.

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), a Sub-Adviser to the Core Equity Fund, is located at One North Wacker Drive, Chicago, IL 60606, first began managing institutional assets through its predecessor entities Brinson Partners, Inc. and First Chicago Investment Advisors in 1974. Swiss Bank Corporation (“SBC”) acquired the firm in 1995. In 1998, SBC merged with Union Bank of Switzerland to form UBS AG. UBS Global AM is a member of the UBS Global Asset Management business group (the “Group”) of UBS AG. As of December 31, 2004, UBS Global AM had approximately $55.6 billion in assets under management and the Group had approximately $483 billion in assets under management.

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Goldman Sachs Asset Management, L.P. (“GSAM”), a Sub-Adviser to the Core Equity Fund, is part of the Investment Management Division (“IMD”) and an affiliate of Goldman, Sachs & Co., and is a wholly-owned subsidiary of The Goldman Sachs Group, Inc., a publicly traded company. As of December 31, 2004, GSAM, along with other units of IMD, had approximately $422.8 billion in assets under management.

Opus serves as Sub-Adviser to the Equity Index Fund as well as the Select Investment Grade Income Fund, Government Bond Fund and Money Market Fund, other series of the Trust. Opus is a direct, wholly-owned subsidiary of AFC. Opus serves as investment adviser to First Allmerica’s General Account and to a number of affiliated insurance companies and other affiliated accounts, and as Adviser to Allmerica Securities Trust, a diversified, closed-end management investment company. AFC is a publicly-traded Delaware holding company for a group of affiliated companies. As of December 31, 2004, Opus had approximately $10.5 billion in assets under management.

The following is a list of persons who are affiliated persons of the Trust and affiliated persons of the Manager and/or any Sub-Adviser and the capacities in which the person is affiliated.

Name	Position(s) held with the Trust	Position(s) held with the Manager or Sub-Adviser of the Trust
Ann K. Tripp	Vice President	Vice President, Opus

Paul T. Kane	Assistant Vice President and Treasurer (Principal Accounting and Principal Financial Officer)	Vice President, AFIMS

John P. Kavanaugh	Vice President	President, Opus; President, AFIMS

Richard J. Litchfield	Vice President	Vice President, Opus

George M. Boyd	Secretary	Counsel, AFIMS

Donald P. Wayman	Vice President	Vice President, Opus

Eric M. Trigilio	Vice President	Assistant Vice President, Opus

First Allmerica, Allmerica Financial Life, AFIMS and OPUS are direct or indirect, wholly-owned subsidiaries of AFC. The Trust serves as an investment vehicle for the Separate Accounts established by First Allmerica and Allmerica Financial Life.

Under its Management Agreement with the Trust, the Manager is obligated to perform certain administrative and management services for the Trust; furnishes to the Trust all necessary office space, facilities, and equipment; and pays the compensation, if any, of officers and Trustees who are affiliated with the Manager. Other than the expenses specifically assumed by the Manager under the Management Agreement, all expenses incurred in the operation of the Trust are borne by the Trust, including fees and expenses associated with the registration and qualification of the Trust’s shares under the Securities Act of 1933 (the “1933 Act”); other fees payable to the SEC; independent accountant, legal and custodian fees; association membership dues; taxes; interest; insurance premiums; brokerage commissions; fees and expenses of the Trustees who are not affiliated with the Manager; expenses for proxies, prospectuses and reports to shareholders; Fund recordkeeping expenses and other expenses.

For the services provided to the Funds, the Manager receives fees computed daily at an annual rate based on the average daily net asset value of each Fund as set forth below.

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	Select Capital Appreciation Fund	Select Value Opportunity Fund	Select International Equity Fund	Select Growth Fund
Manager Fee	(1)	(2)	(1)	(2)

	Core Equity Fund	Equity Index Fund	Select Investment Grade Income Fund
Manager Fee	(3)	(4)	(5)

	Government Bond Fund	Money Market Fund
Manager Fee	0.50%	(6)

(1)	The Manager’s fees for the Select Capital Appreciation Fund and Select International Equity Fund computed daily at an annual rate based on the average daily net assets of each Fund, are based on the following schedule:

Assets	Select Capital Appreciation Fund	Select International Equity Fund
First $100 Million	1.00%	1.00%
Next $150 Million	0.90%	0.90%
Next $250 Million	0.80%	0.85%
Next $500 Million	0.70%	0.85%
Over $1 Billion	0.65%	0.85%

(2)	The Manager’s fee for the Select Value Opportunity Fund and Select Growth Fund, computed daily at an annual rate based on the average daily net assets of the Fund, is based on the following schedule:

Assets	Select Value Opportunity Fund	Select Growth Fund
First $100 Million	1.00%	0.85%
Next $150 Million	0.85%	0.85%
Next $250 Million	0.80%	0.80%
Next $250 Million	0.75%	0.75%
Over $750 Million	0.70%	0.70%

The Manager voluntarily has agreed to limit its management fees to an annual rate of 0.90% of average daily net assets of the Select Value Opportunity Fund until further notice.

(3)	The Manager’s fees for the Core Equity Fund, computed daily at an annual rate based on the average daily net assets of each Fund, are based on the following schedule:

Assets
First $250 Million	0.60%
Next $250 Million	0.55%
Next $250 Million	0.50%
Over $750 Million	0.45%

(4)	The Manager’s fee for the Equity Index Fund, computed daily at an annual rate based on the average daily net assets of the Fund, is based on the following schedule:

Assets
First $50 Million	0.35%
Next $200 Million	0.30%
Over $250 Million	0.25%

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(5)	The Manager’s fees for the Select Investment Grade Income Fund, computed daily at an annual rate based on the average daily net assets of each Fund, are based on the following schedule:

Assets
First $50 Million	0.50%
Next $50 Million	0.45%
Over $100 Million	0.40%

(6)	The Manager’s fee for the Money Market Fund, computed daily at an annual rate based on the average daily net assets of the Fund, is based on the following schedule:

Assets
First $100 Million	0.35%
Next $400 Million	0.30%
Next $250 Million	0.25%
Over $750 Million	0.20%

The Manager is responsible for the payment of all fees to the Sub-Advisers. The Manager pays each Sub-Adviser fees computed daily at an annual rate based on the average daily net asset value of each Fund as set forth below. In certain Funds, Sub-Adviser fees vary according to the level of assets in such Funds, which will reduce the fees paid by the Manager as Fund assets grow but will not reduce the operating expenses of such Funds.

	Select Capital Appreciation Fund	Select Value Opportunity Fund	Select International Equity Fund	Select Growth Fund
Sub-Adviser Fee	0.50%	(7)	(8)	(9)

	Core Equity Fund	Equity Index Fund	Select Investment Grade Income Fund
Sub-Adviser Fee	(10)	0.10%	0.20%

	Government Bond Fund	Money Market Fund
Sub-Adviser Fee	0.20%	0.10%

(7)	For its services, CRM will receive a fee computed daily at an annual rate based on the average daily net assets of the Select Value Opportunity Fund, under the following schedule:

Assets
First $100 Million	0.60%
Next $150 Million	0.50%
Next $250 Million	0.40%
Next $250 Million	0.375%
Over $750 Million	0.35%

(8)	For its services, GMO will receive a fee computed daily at an annual rate based on the average daily net assets of the Select International Equity Fund that GMO manages, under the following schedule:

Assets
First $50 Million	0.75%
Next $50 Million	0.60%
Next $100 Million	0.55%
Next $100 Million	0.50%
Over $300 Million	0.45%

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(8)	For its services, J.P. Morgan will receive a fee computed daily and paid quarterly at an annual rate based on the average daily net assets of the Select International Equity Fund that J.P. Morgan manages, under the following schedule:

Assets
First $25 Million	0.60%
Next $25 Million	0.50%
Next $50 Million	0.45%
Over $100 Million	0.30%

(9)	For its services, GEAM will receive a fee computed daily and paid quarterly at an annual rate based on the average daily net assets of the Select Growth Fund that GEAM manages, under the following schedule:

Assets
First $25 Million	0.60%
Next $25 Million	0.55%
Next $25 Million	0.45%
Next $25 Million	0.40%
Over $100 Million	0.245%

(9)	For its services, Jennison will receive a fee computed daily and paid quarterly at an annual rate based on the average daily net assets of the Select Growth Fund that Jennison manages, under the following schedule:

Assets
First $300 Million	0.35%
Next $200 Million	0.30%
Over $500 Million	0.25%

(10)	For its services, UBS will receive a fee computed daily and paid quarterly at an annual rate based on the average daily net assets of the Core Equity Fund that UBS manages, under the following schedule:

Assets
First $10 Million	0.75%
Next $15 Million	0.60%
Next $25 Million	0.45%
Next $50 Million	0.35%
Next $200 Million	0.25%
Next $300 Million	0.20%
Next $250 Million	0.17%
Over $850 Million	0.15%

(10)	For its services, GSAM will receive a fee computed daily and paid quarterly at an annual rate based on the average daily net assets of the Core Equity Fund that GSAM manages, under the following schedule:

Assets
First $300 Million	0.30%
Over $300 Million	0.25%

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The total gross fees (before reimbursement or waiver) paid to the Manager under the Management Agreement for each of the last three fiscal years ended December 31 were as follows:

	Fiscal Year 2004		Fiscal Year 2003	Fiscal Year 2002
Select Capital Appreciation Fund	$2,670,846		$2,664,113	$3,280,835
Select Value Opportunity Fund	$3,045,379		$2,942,170	$3,532,479
Select International Equity Fund	$3,138,915		$3,081,227	$3,665,985
Select Growth Fund	$4,556,660	(1)	$4,392,642	$4,242,265
Core Equity Fund	$2,082,581		$2,211,402	$2,994,814
Equity Index Fund	$1,677,737		$1,498,250	$1,242,005
Select Investment Grade Income Fund	$1,944,823		$2,497,160	$2,550,744
Government Bond Fund	$774,665		$1,286,446	$844,055
Money Market Fund	$1,003,441		$1,600,664	$1,895,176

(1)	For the Select Growth Fund, the management fee after the management fee waiver amounted to $4,429,652 for the year ended December 31, 2004.

The total gross fees paid to each Sub-Adviser under the respective Sub-Adviser Agreement for each of the last three fiscal years ended December 31, 2004 were as follows:

	Payments Made as of December 31,
Fund/Sub-Adviser	Fiscal Year 2004	Fiscal Year 2003	Fiscal Year 2002
Select Capital Appreciation Fund
T. Rowe Price Associates, Inc.	$1,450,551	$1,448,055	$1,829,742
Select Value Opportunity Fund
Cramer Rosenthal McGlynn, LLC	$1,735,253	$1,683,896	$1,977,780
Select International Equity Fund(1)
Bank of Ireland Asset Management (U.S.) Limited (“BIAM”)	$877,854	$1,134,588	$1,338,387
Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”)	$254,340	N/A	N/A
J.P. Morgan Investment Management Inc. (“JP Morgan”)	$172,722	N/A	N/A
Select Growth Fund(2)
Putnam Investment Management, L.L.C. (“Putnam”)	$387,607	$1,271,794	$1,768,151
Jennison Associates LLC (“Jennison”)	$996,544	$749,286	N/A
GE Asset Management Incorporated (“GEAM”)	$601,073	N/A	N/A
Core Equity Fund(3)
UBS Global Asset Management (Americas), Inc. (“UBS”).	$647,910	$756,406	$595,351
Goldman Sachs Asset Management, L.P. (“GSAM”)	$533,649	$664,118	$553,975
Morgan Stanley Investments LP (“MSI”)	N/A	N/A	$633,033
Opus Investment Management, Inc
Equity Index Fund	$611,042	$542,219	$436,325
Select Investment Grade Income Fund	$934,575	$1,210,129	$1,238,154
Government Bond Fund	$309,730	$513,667	$338,580
Money Market Fund	$317,686	$525,418	$638,432

(1)	Effective October 1, 2004, GMO and JP Morgan replaced BIAM as Sub-Advisers of the Select International Equity Fund.

(2)	Effective April 18, 2003, Jennison began managing a portion of the assets of the Select Growth Fund as Sub-Adviser. Effective April 30, 2004, GEAM replaced Putnam as Sub-Adviser of the Select Growth Fund.

(3)	Effective May 1, 2002, UBS and GSAM replaced MSI as Sub-Advisers of the Core Equity Fund. For periods prior to the year ended December 31, 2004, the amounts shown include payments to Goldman, UBS, and Morgan for advisor services provided to certain other accounts of First Allmerica.

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The following table shows voluntary expense limitations which the Manager has declared for each Fund and the operating expenses incurred for the fiscal year ended December 31, 2004 for each Fund:

	Percentage of Average Daily Assets
Fund	Voluntary Expense Limitations	Operating Expenses+
Select Capital Appreciation Fund	1.35%	1.14%
Select Value Opportunity Fund	1.25%	1.04%
Select International Equity Fund	1.50%	1.21%
Select Growth Fund	1.20%	1.00%
Core Equity Fund	1.20%	0.79%
Equity Index Fund	0.60%	0.50%
Select Investment Grade Income Fund	1.00%	0.63%
Government Bond Fund	1.00%	0.71%
Money Market Fund	0.60%	0.53%

+	Including management fee waivers and reductions such as directed brokerage credits. See “Brokerage Allocation and Other Practices - Directed Brokerage Program” in the SAI.

The Manager will voluntarily reimburse its fees and any expenses above the expense limitations. The expense limitations are voluntary and may be removed at any time after a Fund’s first fiscal year of operations with notice to existing shareholders. The Manager reserves the right to recover from a Fund any fees, within a current fiscal year period, which were reimbursed in that same year to the extent that total annual expenses did not exceed the applicable expense limitation. The expenses which are subject to the voluntary expense limitations include management fees, independent accountant, legal and custodian fees; recordkeeping expenses; fees and expenses of Trustees who are not affiliated with the Manager; association membership dues, insurance; expenses for proxies, prospectuses and reports to shareholders and fees associated with the registration of Fund shares. Non-recurring and extraordinary expenses generally are excluded in the determination of expense ratios of the Funds for purposes of determining any applicable expense waiver or reimbursement. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect.

Each of the Management Agreement and sub-advisory agreements provides that it may be terminated as to any Fund at any time by a vote of a majority in interest of the shareholders of such Fund, by the Trustees or by the investment adviser to such Fund without payment of any penalty on not more than 60 days’ written notice; provided, however, that the agreement will terminate automatically in the event of its assignment. Each of the agreements will continue in effect as to any Fund for a period of no more than two years from the date of its execution only so long as such continuance is approved specifically at least annually by the Trustees or by vote of a majority in interest of the shareholders of such Fund. In either event, such continuance also must be approved by vote of a majority of the Trustees who are not parties to the agreement or interested persons of the Trust, the Manager or any sub-adviser, cast in person at a meeting called for the purpose of voting such approval. The Trust and Manager have obtained an order of exemption from the SEC that would permit the Manager to enter into and materially amend sub-advisory agreements with non-affiliated Sub-Advisers without obtaining shareholder approval. Under such agreements, any liability of either the Manager or a sub- adviser is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

A listing of T. Rowe’s current representative clients is as follows:

•	Constellation Energy Group, Inc.

•	Crawford & Company

•	Entergy Corporation

•	Hyatt Corporation

•	Milliken & Company

•	Parsons Brinckerhoff Inc.

•	Polo Ralph Lauren Corporation

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•	Rank America Inc.

•	Southeastern Freight Lines, Inc.

•	State of Illinois

•	The Dial Corporation

•	The Rouse Company

•	Winn-Dixie Stores, Inc.

•	Automobile Club of Southern California

•	Costco Wholesale

•	DataCard Corporation

•	Federal Deposit Insurance Corporation

•	Lorrilard Tobacco Company

•	New York Power Authority

•	PRC Inc.

•	Energy East Corporation

•	State of Florida

•	The Black & Decker Corporation

•	The Brink’s Company

•	Western Digital Corporation

A listing of CRM’s current representative clients is as follows:

•	Archdiocese of New York

•	The California Endowment

•	Indiana University Foundation

•	The Mc-Graw Hill Companies

•	Mississippi State Investment Pool

•	Arizona State Retirement System

•	Citigroup Pension Plan

•	International Paper

•	Michigan Legislative Retirement System

•	Parker Hannifin Corporation

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A listing of Goldman Sachs Asset Management, L.P.’s current representative clients is as follows:

•	Baker Hughes, Inc.

•	Benefits Connection Group, Inc.

•	City of St. Petersburg Employees’ Retirement System

•	Drew University

•	Emerson Electric Co.

•	GlaxoSmithKline

•	Kansas City Employees’ Retirement System

•	Northern California Newspaper Guild Retirement Plan

•	Norton Simon Art Foundation

•	Shell Pension Trust

•	UDV North America

•	University Community Hospital

A listing of Opus’ current representative clients is as follows:

•	Citizens Insurance

•	City of Worcester Retirement System

•	Farm Credit System Association Captive Insurance Company

•	Massachusetts Education and Government Association Workers Compensation Trust

•	Hanover Insurance

•	First Allmerica Financial Life Insurance Company

Under the terms of the Management Agreement, the Trust recognized the Manager’s control of the name “Allmerica Investment Trust.” The Trust agrees that its right to use that name is non-exclusive and can be terminated by the Manager at any time.

Services Agreements

Effective May 1, 2002 each Fund has adopted a Plan of Distribution and Service under Rule 12b-1 of the 1940 Act (“12b-1 Plan”) that permits the Funds to pay fees to support the distribution of the Funds’ shares and certain maintenance services and certain other services to investment accounts. The 12b-1 Plan authorizes payment of a distribution and service fee at an annual rate of up to 0.25 percent of each Fund’s average daily net assets. The Plan has been implemented at an initial annual rate of 0.15 percent of each Fund’s average daily net assets.

Among the services and activities that the distribution and service fees are authorized to support under the 12b-1 Plan are compensation of sales personnel regarding variable contracts or shares of the Funds, telemarketing, the printing and distribution of marketing materials and general customer service regarding the maintenance or retention of accounts of variable contract owners.

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The following table shows activities for which payments were made and the dollar amount(s) paid by the Trust for such activities under the 12b-1 Plan during the fiscal year-ended December 31, 2004.

Activities	Expenditures ($Millions)
(a) Compensation to sales personnel	$2.7
(b) Other
Customer service	$2.5

The 12b-1 Plan does not require any recipient of payments under the 12b-1 Plan to maintain any specific level of expenditures, nor is a recipient precluded from earning a profit on the fees received. Nothing in the 12b-1 Plan, however, limits the ability of AFIMS or the Trust’s distributor to spend additional money in connection with the promotion of sales of shares or contracts.

Anticipated benefits to the Funds that may result from the 12b-1 Plan include economies of scale that could result in lower expense ratios, greater investment flexibility, increased liquidity and greater attractiveness to superior service providers.

Principal Underwriter

VeraVest Investment, Inc. (“VII”), located at 440 Lincoln Street, Worcester, Massachusetts 01653, (508) 855-1000, serves as the Trust’s distributor pursuant to a Distribution Agreement. VII is an indirect, wholly-owned subsidiary of AFC. The following is a list of persons who are affiliated with both the Trust and VII.

Name	Position(s) Held with the Trust	Position(s) Held with VII
Paul T. Kane	Assistant Vice President and Treasurer (Principal Accounting Officer)	Assistant Vice President.

Edward J. Parry, III	Trustee	Director

Fund Recordkeeping Services Agent and Custodian

Investors Bank & Trust Company (“IBT”) is the Trust’s fund record keeping services agent and the Custodian of the cash and investment securities of the Trust. IBT is located at 200 Clarendon Street, 16th Floor, Boston, MA 02116. Under the terms of a Custodian Agreement, IBT provides certain fund accounting, custodian and administration services, including, but not limited to, determining the net asset value per share of each of the Funds and maintaining the accounting records of the Trust; and holding in custody the Trust’s portfolio securities and receiving and delivering them upon purchases and sales. IBT is entitled to receive an annual fee for its services based on Fund assets and certain out-of-pocket expenses. The Custodian Agreement provides for an initial term of three years and thereafter renews automatically for successive one-year terms unless advance notice of termination is delivered by the non-renewing party. The Custodian Agreement may be terminated prior to the expiration of the initial term or a renewal term provided certain conditions are met. The total fees* paid to IBT for fund accounting, custodial and administration services for the following periods were as follows:

Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002
$ 1,633,657	$ 1,614,769	$ 2,563,628

Independent Accountants

PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, serves as the Fund’s independent accountants providing audit and accounting services including (i) examination of the annual financial statements, (ii) assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission, and (iii) review of annual income tax returns.

*	Excludes payments made to IBT by the Manager for certain administration services.

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DISCLOSURE OF PORTFOLIO INFORMATION

The Board of Trustees of the Trust has adopted policies with respect to the disclosure of the Funds’ portfolio holdings. The policies provide that the Funds’ portfolio holdings information may not be disclosed to any person outside of AFC and its affiliates until disclosure of such information is authorized by the Treasurer of the Trust, or in his absence, another authorized officer of the Trust. The Trust prohibits the Manager, any Sub-Adviser or any other service provider from entering into an agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. The Trustees shall be updated as needed regarding the Funds’ compliance with the policies, including information relating to any potential conflicts of interest between the interests of a Fund’s shareholders and those of AFC and its affiliates. These policies apply to disclosures to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Funds’ shares, third-party service providers, rating and ranking organizations and affiliated persons of the Funds.

Public Disclosures

Each Fund’s portfolio holdings are currently disclosed to the public through required filings with the SEC. Each Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of a fund’s fiscal year). Shareholders may obtain the Trust’s Forms N-CSR and N-Q filings on the SEC’s website at www.sec.gov. In addition, the Trust’s Forms N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Other Disclosures

The Trust’s policies provide that non-public disclosures of a Fund’s portfolio holdings may be made to outside service providers and rating agencies only if such disclosure is made pursuant to an agreement providing that the party receiving such information will keep the information confidential and will have procedures in place to prevent the disclosure or misuse of such information. In addition to AFC, its affiliates and the Sub-Advisers, these service providers include any sub-custodians of the Funds’ securities, the Trust’s independent registered public accounting firm, legal counsel, and financial printer, and a Fund’s proxy voting service. Portfolio holdings may at any time be provided pursuant to regulatory request with the prior approval of the Trust’s legal counsel.

PORTFOLIO MANAGERS

The information presented below about the Funds’ portfolio managers is provided by the respective Sub-Advisers and unless otherwise indicated, is as of December 31, 2004.

Fund Name and Sub-Adviser Name	Name of Portfolio Manager	Number of Accounts Managed by Category	Total Assets		Material Conflicts of Interest	Compensation Structure and method used to determine	Ownership of Fund Shares
Select Capital	Brian W.H. Berghuis	Registered Investment			(1)	(2)	None
Appreciation Fund		Companies: 7		$16.3 billion
T.Rowe Price Associates, Inc.		Other Pooled		$321.6 million
(“T.Rowe Price”)		Investment Vehicles: 2 Other accounts: 5		$283.7 million

Select Value Opportunity	Ronald H. McGlynn	Other Registered investment			(3)	(4)	None
Fund Cramer Rosenthal	Jay B. Abramson	companies: 2		$76 million
McGlynn LLC (“Cramer Rosenthal” or “CRM”)	Adam L. Starr Brendan Hartman	Other Pooled Investment Vehicles: N/A Other accounts: 195	$	N/A 1.9 billion

Select International	Thomas Hancock	Registered Investment			(5)	(6)	None
Equity Fund Grantham,		Companies: 9		$8.2 billion
Mayo, Van Otterloo & Co.		Other Pooled Investment
LLC (“GMO”)		Vehicles: 6		$1.3 billion
		Other accounts: 21		$6.5 billion
		Separate Accounts for which GMO receives a performance-based fee: 6		$2.2 billion

Select International	James Fisher	Registered Investment		$5.5 billion	(7)	(8)	None
Equity Fund		Companies: 9
J.P. Morgan Investment		Other Pooled Investment
Management Inc.		Vehicles: 13		$9 billion
(“J.P. Morgan”)		Other Accounts: 23		$5.35 billion

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Select Growth Fund	David B. Carlson	Registered Investment Companies: 4		$3.8 billion	(9)	(9a)	None
GE Asset Management Incorporated (“GEAM”)		Other accounts: 21 Accounts with respect		$3.4 billion
		which the advisory fee is based on the performance of the account: 1		$62.8 million

Select Growth Fund Jennison Associates LLC (“Jennison”)	Kathleen McCarragher Michael Del Balso	(10)			(11)	(12)	None

Core Equity Fund	John C. Leonard	Registered Investment			N/A	Base Salary	None
UBS Equity Global Asset	Thomas M. Cole	Companies: 21		$10.3 billion		plus
Management (Americas) Inc.	Thomas J. Digeman	Other Pooled Investment				incentive compensation
	Scott C. Hazen	Vehicles: 10		$2.1 billion		based on personal performance
		Other accounts: 59		$8.5 billion

Core Equity Fund	Herbert E. Ehlers	Registered Investment			(13)	(14)	None
Goldman Sachs Asset	Gregory H. Ekizian	Companies: 29	$ $ $	9.4 billion 67 million 21.3 billion
Management, L.P (“GSAM”)	David G. Shell Steven M. Barry	Other Pooled Investment Vehicles: 1 Other accounts: 623 Accounts with respect to which the advisory fee is based on the performance of the account : 14
.
				$1.95 billion

Equity Index Fund Opus Investment	Richard J. Litchfield	Registered Investment Companies: 1		$594 million	(15)	(16)	None
Management, Inc. (“Opus”)		Other Pooled Investment Vehicles: 0 Other accounts: 17		$3.9 billion

Select Investment Grade Income Fund Opus	Ann K. Tripp	Registered Investment Companies: 2		$494 million	(17)	(18)	None
Investment Management, Inc. (“Opus”)		Other Pooled Investment Vehicles: 0 Other accounts: 12		$643 million

Government Bond Fund Opus Investment	Benson Chau	Registered Investment Companies: 1		$129 million	(19)	(20)	None
Management, Inc. (“Opus”)		Other Pooled Investment Vehicles: 0 Other accounts: 16		$3.7 billion

(1)	Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.

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(2)	Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. T.Rowe Price evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

(3)	As an investment management firm with a diverse group of clients and various types of investment products, CRM sometimes has conflicts of interest. For instance, a CRM portfolio manager may have personal interests that may at times conflict with CRM client interests. In addition, CRM investment professionals manage various portfolios for multiple clients, including, such clients as mutual funds, hedge funds, private equity funds, separately managed institutional (pension plans, endowments, insurance companies) and individual clients. These portfolios may have investment objectives and policies similar to those of the Fund and CRM may make recommendations that result in the purchase or sale of a particular security by its other clients and the Fund during the same period of time. Alternatively, CRM may provide investment advisory services to other clients that have different investment objectives, policies and/or risk profiles than the Fund, and as such, CRM may make investment decisions for those portfolios that differ from decisions made for the Fund. In addition, CRM’s fees from other clients may differ from the fees payable by the Fund, in particular, some other clients may pay CRM fees linked to the performance of their CRM accounts which may give CRM additional incentives to maximize the performance of those accounts.

While CRM cannot completely eliminate conflicts of interest, the firm has in place procedures carefully designed to handle them properly. Following are the fundamental principles that CRM expects its employees to follow when facing a conflict of interest:

CRM’s conflicts policy provides that CRM will resolve any conflicts between its interests and those of its clients in favor of its clients unless such clients have clearly agreed to a different approach. This principle is based on CRM’s fiduciary duty to its clients, which requires CRM to consider the best interests of its clients in everything we do.

CRM provides each client with the investment products or services to which the client is entitled and does not improperly favor one client over another. This does not mean CRM makes the same investments for all its clients or offers the same products or terms to all clients.

Specifically, CRM has adopted the following specific policies to assist its employees in addressing some conflicts of interest.

Code of Ethics. CRM’s Code governs employees’ personal investing activity and is designed to help employees comply with legal restrictions on personal investments so that CRM’s duties and obligations to its CRM clients are put first.

Trade Allocation Policy. CRM’s trade allocation policy governs how securities trades and investment opportunities are allocated among different client accounts. It is designed to assure that all clients are treated fairly.

Policy Statement on Insider Trading. CRM’s policy is intended to aid employees in the handling of any material, non-public information of which such employee may become aware.

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Soft Dollar Policy. This policy addresses CRM’s policies in this area and is intended so that CRM’s use of soft dollars is done in compliance with applicable law and in the best interests of our clients and for the benefit of our clients.

(4)	CRM compensates its investment professionals with competitive salaries and bonuses based on personal and firm performance. CRM’s investment professionals are generally responsible for investment decisions for various accounts having similar investment strategies. In general, investments are purchased universally for accounts having similar investment objectives, subject to specific client limitations or restrictions. For example, the managers of the firm’s small/mid cap value investment strategy are responsible for investment decisions for registered investment companies and separately-managed institutional accounts that pursue a small/mid cap value investment strategy. Portions of the compensation of investment professionals is based upon management of the aggregate group of similar accounts rather than for a specific account.

Compensation for investment professionals is comprised of: salary, bonus and a long-term incentive for experienced portfolio managers and other key contributors to CRM. The salary portion of compensation is intended to be competitive with the marketplace.

The bonus portion of compensation is based upon an internal scorecard. This scorecard evaluates the individuals’ investment performance versus their industry peers: a combination of specific stock selection, portfolio performance and firm performance. Qualitative factors such as leadership, teamwork and overall contribution made during the year are also considered. Scorecards are calculated on a yearly basis.

The long-term incentive plan provides an opportunity for experienced portfolio managers and other key contributors to CRM to be rewarded in the future depending on the achievement of financial goals and value creation. The plan, which has a profit-sharing component and option program, was created as a means of more closely aligning the interests of CRM professionals with that of the firm. The profit-sharing plan is based on the income of the firm. The value of the stock options is dependent upon CRM’s underlying valuation, as compared to the strike price. Options generally vest over a three-year period and expire after 25 years.

(5)	Whenever a portfolio manager manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the fund and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities between the fund and such other accounts. GMO believes several factors limit the presence of conflicts between the fund and other similar stock accounts managed by the portfolio management team or individual members of the team. First, discipline and constraints are imposed because the investment programs of the fund and other similar accounts are determined based on quantitative models. Second, all portfolio management team members are aware of and abide by GMO’s trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts that might otherwise exist where similar accounts are traded in a common trading environment. Performance dispersion among accounts employing the same investment strategy but with different fee structures is periodically examined by the portfolio management team and GMO’s Investment Analysis team to ensure that any divergence in expected performance is adequately explained by differences in the client’s investment guidelines and timing of cash flows.

(6)	The fund’s portfolio manager is a member (partner) of GMO. The compensation for the fund’s portfolio manager consists of a base salary, a partnership interest in the firm’s profits and possibly an additional, discretionary, bonus. The compensation program does not disproportionately reward outperformance by higher fee/performance fee products. The base salary is decided by GMO’s Compensation Committee taking into account current industry norms and market data to ensure that GMO pays a competitive base salary. The level of partnership interest is agreed upon by GMO’s Compensation Committee taking into account the individual’s contribution to GMO and its mission statement. A discretionary bonus may be paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each person’s compensation is based on his or her individual performance, GMO does not have a typical percentage split among base, bonus and other compensation. GMO membership interest is the primary incentive for persons to maintain employment with GMO. GMO believes this is the best incentive to maintain stability of portfolio management personnel.

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(7)	Description of any Potential Material Conflicts of Interest that may arise in connection with the portfolio managers’ management of the Fund and other accounts.

The chart above shows the number, type and market value as of 12/31/04 of the accounts other than the Fund that are managed by the Fund’s portfolio manager. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the Adviser’s clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

The Adviser may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser could be viewed as having a conflict of interest to the extent that the Adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

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The Adviser has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the Adviser’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the adviser may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser so that fair and equitable allocation will occur over time.

(8)	The Adviser’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Adviser’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

(9)	Conflicts of Interest

Portfolio managers at GE Asset Management Incorporated (“GEAM”) may manage multiple registered investment companies, unregistered investment pools and/or investment accounts, which could raise potential conflicts of interest in the areas described below. GEAM has policies and procedures in place that are reasonably designed to mitigate these conflicts of interest, which are also described below.

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Compensation. The compensation paid to GEAM for managing the Allmerica Investment Trust – Select Growth Fund (the “Fund”) is based only on a percentage of assets under management. Although there are a small number of client accounts that pay GEAM a performance-based fee, the portfolio managers’ compensation does not take into consideration the basis for GEAM’s compensation. This structure coupled with the small number of client accounts that pay a performance-based fee to GEAM serve to mitigate conflicts of interest that may arise when a portfolio manager’s compensation is more directly or more significantly based on revenues from performance-based fees on certain clients’ accounts.

Research. Execution and research services provided by brokers may not always be utilized in connection with the Fund or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. GEAM allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to all of its clients.

IPO Allocation. If a portfolio manager identifies an initial public offering that may be suitable for more than one Fund or other client account, the Fund may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, GEAM allocates shares of initial public offerings to the Fund and other client accounts in a manner in which it believes is fair and equitable and consistent with its fiduciary obligations to all of its clients.

Trade Allocation. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Fund or other client account, the Fund may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, GEAM aggregates orders of the Fund with orders from its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with GEAM’s fiduciary obligations.

(9a)	A portfolio manager’s compensation package includes both fixed (“Base Compensation”) and variable (“Incentive Compensation”) components. In determining the Base Compensation, GE Asset Management Incorporated (“GEAM”) seeks to be competitive with its industry peers. GEAM bases each portfolio manager’s Base Compensation on his/her professional experience and responsibilities relative to similarly situated GEAM portfolio managers.

Each portfolio manager is eligible to receive Incentive Compensation annually in the form of variable cash bonuses that are based on quantitative and qualitative factors. Generally, 60% of Incentive Compensation is quantitatively determined, based on the investment performance of the individual portfolio manager and, where applicable, the investment performance of the portfolio manager’s investment team as a whole, over both a one- and three-year time-frame relative to relevant benchmarks. The remaining 40% of Incentive Compensation is based on several qualitative factors, including but not limited to:

•	Teamwork/Leadership – effectively collaborating, cooperating and managing within the investment team and/or the department;

•	Marketing Support – devoting appropriate time and effort to support the education of clients and consultants on performance and investment methodology; and

•	Effective Communication – driving efficient, open and effective sharing of information, data and ideas across the investment team and with the broader organization and clients.

In addition to the Base Compensation and Incentive Compensation, GEAM’s parent company, GE Company (“GE”) periodically grants restricted stock units and options to purchase shares of GE common stock. GE determines the overall timing, frequency and size of such grants, which it distributes to its subsidiary businesses and provides guidelines for the subsequent grant to individual employees. The pool of GEAM employees eligible for such grants could include portfolio managers; however, no special grants are guaranteed, allocated or anticipated specifically for portfolio managers. The strike price of stock options is the selling price of GE common stock as of the grant date. The strike price, dividend guidelines and vesting schedule are published to recipients by GE at the time of the grant.

All employees, including portfolio managers, are eligible to participate in GE’s defined benefit plan and its defined contribution plan, which offers participating employees the tax benefits of deferring the receipt of a portion of their cash compensation. Aside from such plans, deferred compensation is not a regular component of a portfolio manager’s compensation. In the past, GE has periodically offered the opportunity for certain executives (which may include certain portfolio managers) to defer portions of their Base Compensation and Incentive Compensation. These deferral programs are offered and administered at the discretion of GE and provide for the deferral of salary at a specific rate of return, payable upon retirement according to a predetermined payment schedule.

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(10)

Michael A. Del Balso	Number of Accounts+	Total Assets+
Registered Investment Companies	14	$8,578,067,287.14
Other Pooled Investment Vehicles	5	$1,287,496,329.21
Other Accounts*	15	$1,308,957,600.80

Total	34	$11,174,521,217.15

Kathleen A. McCarragher	Number of Accounts+	Total Assets+
Registered Investment Companies	14	$7,437,768,333.41
Other Pooled Investment Vehicles	4	$253,264,620.96
Other Accounts	37	$3,627,689,050.87

Total	55	$11,318,722,005.24

+	None of the accounts managed are subject to performance fees.
*	Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using two model portfolios.

(11)	In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison’s portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings, industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Currently, while no equity accounts under Jennison’s management have performance fees, some accounts have higher fees than others. These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison’s portfolio managers as well as periodically assesses whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

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(12)	Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors. The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a research analyst or portfolio manager with research analyst responsibilities. In addition, some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors that may be reviewed include the following:

•	One and three year pre-tax investment performance of groupings of accounts (a “Composite”) relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

•	The investment professional’s contribution to client portfolios’ pre-tax one and three year performance from the investment professional’s recommended stocks relative to the strategy’s passive benchmarks and to the investment professional’s respective coverage universes;

•	Historical and long-term business potential of the product strategies;

•	Qualitative factors such as teamwork and responsiveness;

•	Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.

(13)	GSAM’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

(14)	Base Salary and Performance Bonus. GSAM and the GSAM Growth team’s (the “Growth Team”) compensation packages for its portfolio managers is comprised of a base salary and performance bonus. The performance bonus is first and foremost tied to the Growth Team’s pre-tax performance for their clients and the Growth Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. The Growth Team measures their performance on a market cycle basis which is typically measured over a three to seven year period, rather than being focused on short term gains in their strategies or short term contributions from a portfolio manager in any given year.

The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team’s performance exceeded performance benchmarks over a market cycle; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations. The benchmark for this Fund is the Russell 1000 Growth Index.

The Growth Team also considers each portfolio manager’s individual performance, his or her contribution to the overall performance of the strategy long-term and his/her ability to work as a member of the Team. GSAM and the Growth Team’s decision may also be influenced by the following: the performance of GSAM, the profitability of Goldman, Sachs & Co. and anticipated compensation levels among competitor firms.

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Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM Portfolio Managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.

(15)	Opus is not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments and the investments of the other accounts included above.

(16)	Portfolio manager compensation consists primarily of a base salary, a cash bonus and an equity incentive that usually comes in the form of stock options. Cash bonus compensation is variable and determined based on investment metrics and subjective metrics set out at the onset of the year. Some investment metrics include: total rate of return of unaffiliated portfolios, net investment income targets, new money yield targets and portfolio book yield targets and default targets for affiliated portfolios. Contribution to our overall investment process is also an important consideration as well. Sharing ideas with other portfolio managers and research analysts, working effectively with and mentoring less seasoned members of the team and being good corporate citizens are important components of our long term success are all highly valued.

(17)	Opus is not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments and the investments of the other accounts included above.

(18)	Portfolio manager compensation consists primarily of a base salary, a cash bonus and an equity incentive that usually comes in the form of stock options. Cash bonus compensation is variable and determined based on investment metrics and subjective metrics set out at the onset of the year. Some investment metrics include: total rate of return of unaffiliated portfolios, net investment income targets, new money yield targets and portfolio book yield targets and default targets for affiliated portfolios. Contribution to our overall investment process is also an important consideration as well. Sharing ideas with other portfolio managers and research analysts, working effectively with and mentoring less seasoned members of the team and being good corporate citizens are important components of our long term success are all highly valued.

This compensation structure is used for all portfolios managed by the portfolio manager.

(19)	Opus is not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments and the investments of the other accounts included above.

(20)	Portfolio manager compensation consists primarily of a base salary, a cash bonus and an equity incentive that usually comes in the form of stock options. Cash bonus compensation is variable and determined based on investment metrics and subjective metrics set out at the onset of the year. Some investment metrics include: total rate of return of unaffiliated portfolios, net investment income targets, new money yield targets and portfolio book yield targets and default targets for affiliated portfolios. Contribution to our overall investment process is also an important consideration as well. Sharing ideas with other portfolio managers and research analysts, working effectively with and mentoring less seasoned members of the team and being good corporate citizens are important components of our long term success are all highly valued.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

In accordance with the Management Agreement and sub-advisory agreements, the respective Sub-Adviser has the responsibility for the selection of brokers for the execution of purchases and sales of the securities in a given Fund’s portfolio subject to the direction of the Trustees. The Sub-Advisers place the Funds’ portfolio transactions with brokers and, if applicable, negotiate commissions.

Broker-dealers may receive brokerage commissions on portfolio transactions of the Funds. The Sub-Advisers also may place portfolio transactions with such broker-dealers acting as principal, in which case no brokerage commissions are payable but other transaction costs are incurred. The Funds have not dealt nor do they intend to deal exclusively with any particular broker-dealer or group of broker-dealers. It is each Fund’s policy always to seek best execution. This means that each Fund’s portfolio transactions will be placed where the Fund can obtain the most favorable combination of price and execution services in particular transactions or as provided on a continuing basis by a broker-dealer, and that the Fund will deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of a broker-dealer, including the overall reasonableness of its brokerage commissions paid, consideration is given to the firm’s general execution and operational capabilities and to its reliability, integrity and financial condition. Subject to the practice of always seeking best execution, the Funds’ securities transactions may be executed by broker-dealers who also provide research services (as defined below) to the Funds, the Sub-Advisers and the other clients advised by the Sub-Advisers. Examples of such research services include reports on specific companies or industries, economic and financial data, performance measurement services, computer databases and pricing and appraisal services. The sub-advisers may use all, some or none of such research services in providing investment advisory services to each of its investment companies and other clients, including the Funds. To the extent that such services are used, they tend to reduce the expenses of the Sub-Advisers. In the opinion of the Sub-Advisers it is impossible to assign an exact dollar value to such services.

Brokerage and Research Services

The agreements provide that, subject to such policies as the Trustees may determine, the Sub-Advisers may cause a given Fund to pay a broker-dealer which provides brokerage and research services an amount of commission for effecting a securities transaction for that Fund in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, “brokerage and research services” include advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends; portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Sub-Advisers must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the overall responsibilities of the Sub-Advisers to its respective Funds and all other clients.

The other investment companies and clients advised by the Sub-Advisers sometimes invest in securities in which the Funds also invest. A Sub-Adviser also may invest for its own account in the securities in which the Funds invest. If the Funds, such other investment companies and other clients of the Sub-Advisers desire to buy or sell the same portfolio security at about the same time, the purchases and sales normally are made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. It is recognized that in some cases this practice could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. In other cases, however, it is believed that this practice may produce better executions. It is the opinion of the Trustees that the desirability of retaining the Sub-Advisers as investment advisers to their respective Funds outweighs the disadvantages, if any, which might result from this practice.

Brokerage commissions for each of the last three years were as follows:

Fund	2004	2003	2002
Select Capital Appreciation Fund*	$316,027	$505,088	$590,937
Select Value Opportunity Fund*	$1,355,154	$1,947,067	$1,895,715
Select International Equity Fund*	$404,773	$252,784	$175,985
Select Growth Fund*	$896,170	$1,189,883	$1,724,627
Core Equity Fund*	$377,619	$378,834	$1,223,448
Equity Index Fund	$182,246	$479,355	$216,962

*	The following are the reasons for the differences in the amounts of brokerage commissions paid for the most recent fiscal year compared to either of the two prior fiscal years:

The differences in the amounts of brokerage commissions paid during the last three fiscal years for the Select Capital Appreciation Fund, Select International Equity Fund, Select Growth Fund and Core Equity Fund are due to portfolio repositioning and normal portfolio activity trading. The differences in the amounts of brokerage commissions paid during the last three fiscal years for the Select Value Opportunity Fund are attributable to growth and declines in the assets of the Fund.

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The Select Investment Grade Income Fund, Government Bond Fund and Money Market Fund did not incur brokerage commissions in any of these years.

DIRECTED BROKERAGE PROGRAM

Certain Funds managed by the Manager participate in a directed brokerage program whereby the Funds receive credit for brokerage activity and apply those credits toward the payment of Fund expenses. Such Funds have entered into an agreement with certain brokers which rebate a portion of commissions as credits toward Fund expenses. Such amounts earned by the Funds in 2004, 2003 and 2002 under such agreements were as follows:

Fund	2004	2003	2002
Select Capital Appreciation Fund	$32,064	$58,743	$37,059
Select Value Opportunity Fund	$206,931	$215,019	$298,950
Select International Equity Fund	$46,468	$43,277	$44,643
Select Growth Fund	$126,085	$181,695	$288,830
Core Equity Fund	$89,306	$107,946	$194,536
Equity Index Fund	$79,462	$266,753	$87,005

CAPITAL STOCK AND OTHER SECURITIES

The Trust has an unlimited authorized number of shares of beneficial interest which may be divided into an unlimited number of series of such shares, and which are divided presently into nine series of shares, one series representing each Fund. The Trust’s shares are entitled to one vote per share (with proportional voting for fractional shares). The rights accompanying Fund shares are vested legally in the Separate Accounts. As a matter of policy, however, holders of variable life insurance or variable annuity contracts funded through the Separate Accounts have the right to instruct the Separate Accounts as to voting Fund shares on all matters to be voted on by Fund shareholders. Voting rights of the participants in the Separate Accounts are set forth more fully in the prospectuses or offering circular relating to those Accounts.

Matters subject to a vote by the shareholders include changes in the fundamental policies of the Trust as described in the Prospectus and the SAI, the election or removal of Trustees and the approval of agreements with investment advisers. A majority, for the purposes of voting by shareholders pursuant to the 1940 Act, is 67% or more of the voting securities of an investment company present at an annual or special meeting of shareholders if 50% of the outstanding voting securities of such company are present or represented by proxy or more than 50% of the outstanding voting securities of such company, whichever is less.

The Trust is not required to hold annual meetings of shareholders. The Trustees or shareholders holding at least 10% of the outstanding shares may call special meetings of shareholders.

The Trust Declaration provides that, on any matter submitted to a vote of the shareholders, all shares shall be voted by individual series, except (1) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series, and (2) when the Trustees have determined that the matter affects only the interests of one or more series, then only the shareholders of such series shall be entitled to vote thereon.

Shares are freely transferable, are entitled to dividends as declared by the Trustees and, on liquidation of the Trust, shareholders are entitled to receive their pro rata portion of the net assets of the Fund of which they hold shares, but not of any other Fund. Shareholders have no preemptive or conversion rights.

The Trust Declaration provides that all persons extending credit to, contracting with, or having any claims against the Trust or a particular Fund shall look only to the assets of the Trust or particular Fund for payment under such credit, contract or claim, and neither the shareholders, Trustees, nor any of the Trust’s officers, employees or agents shall be personally liable thereof. Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. The Trust Declaration, however, disclaims shareholder liability for acts of obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust Declaration provides for indemnification out of a Fund’s property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he or she was a shareholder would be unable to meet its obligations.

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Pursuant to the Trust Declaration, a Trustee is liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, but is not liable for errors of judgment, mistakes of fact or law any act or omission in accordance with the advice of counsel or other experts with respect to the meaning of the Trust Declaration, or for failing to follow such advice.

PURCHASE, REDEMPTION, AND PRICING OF SECURITIES BEING OFFERED

Shares of the Funds are sold in a continuous offering and currently may be purchased only by Separate Accounts of First Allmerica or its affiliates. The Separate Accounts are the funding mechanisms for variable annuity contracts and variable life insurance policies. Shares of the Trust are also currently being issued under separate prospectuses to Separate Accounts of Allmerica Financial Life, First Allmerica and affiliates of First Allmerica which issue variable or Group annuity policies or variable premium life insurance policies (“mixed funding”). Shares of the Trust may also be issued to Separate Accounts of unaffiliated life insurance companies and qualified pension and retirement plans outside of the separate account context (“shared funding”). The Trust may serve as a funding vehicle for all types of variable annuity contracts and variable life insurance contracts offered by various participating insurance companies and for qualified plans. Although neither Allmerica Financial Life nor the Trust currently foresees any disadvantage, it is conceivable that in the future such mixed funding may be disadvantageous for variable or group annuity policyowners or variable premium life insurance policyowners (“Policyowners”). The Trustees of the Trust intend to monitor events in order to identify any conflicts that may arise between such Policyowners and to determine what action, if any, should be taken in response thereto. If the Trustees were to conclude that separate funds should be established for variable annuity and variable premium life separate accounts, Allmerica Financial Life would pay the attendant expenses.

As described in the Prospectus, shares of each Fund are sold and redeemed at their net asset value as next computed after receipt of the purchase or redemption order without the addition of any selling commission or “sales load.” The redemption price may be more or less than the shareholder’s cost. Each purchase is confirmed to the Separate Account in a written statement of the number of shares purchased and the aggregate number of shares currently held. Unlike the Money Market Fund which attempts to maintain a stable net asset value, the net asset value of the other Funds will fluctuate.

The net asset value per share of each Fund is the total net asset value of that Fund divided by the number of shares outstanding. The total net asset value of each Fund is determined by computing the value of the total assets of that Fund and deducting total liabilities, including accrued liabilities. The net asset value of the shares of each Fund is determined once daily as of the close of the New York Stock Exchange on each day on which the Exchange is open for trading, and no less frequently than once daily on each other day (other than a day during which no shares of the Fund were tendered for redemption and no order to purchase or sell such shares was received by the Fund) in which there was a sufficient degree in trading in the Fund’s portfolio securities that the current net asset value of the Fund’s shares might be affected materially by changes in the value of such portfolio securities.

Equity securities are valued based on market value if market quotations are readily available. Portfolio securities listed or traded on national securities exchanges (other than the Nasdaq Stock Market, Inc. (“Nasdaq”)) are valued at the last sale price, or, if there have been no sales on that day, at the mean of the current bid and ask price. Securities listed or traded on Nasdaq are valued at the Nasdaq official closing price. Over-the-counter securities for which market quotations are readily available are valued at the last available price in the market prior to the time of valuation. Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. As authorized by the Trustees, debt securities (other than short-term obligations) of the Funds other than the Money Market Fund are valued on the basis of valuations furnished by pricing services which reflect broker-dealer supplied valuations and electronic data processing techniques. Such methods include the use of market transactions for comparable securities and various relationships between securities which generally are recognized by institutional traders. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Short-term obligations having remaining maturities of sixty (60) days or less are valued at amortized cost.

Short-term debt securities of the Funds other than the Money Market Fund having a remaining maturity of more than sixty (60) days will be valued using a “mark-to-market” method based upon either the readily available market price or, if reliable market quotations are not available, upon quotations by dealers or issuers for securities of a similar type, quality and maturity. “Marking-to-market” takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair value of such securities.

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All portfolio securities of the Money Market Fund will be valued by the amortized cost method. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of $1.00. No assurance can be given that this goal can be attained. Amortized cost is an approximation of market value determined by increasing systematically the carrying value of a security acquired at a discount or reducing systematically the carrying value of a security acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. It does not take into consideration unrealized gains or losses. While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of portfolio securities which are higher or lower than the prices at which the securities could be sold. During such periods, the yield to investors in a Fund may differ somewhat from that obtained if the Fund were to use mark-to-market value for its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Fund would obtain a somewhat higher (lower) yield than would result from marked-to-market valuation, and existing investors would receive less (more) investment income.

The use of the amortized cost method of valuation by the Money Market Fund is subject to rules of the Securities and Exchange Commission. Under the rules, the Fund is required to maintain a dollar weighted average portfolio maturity of 90 days or less and to limit its investments to instruments which (1) its Sub-Adviser, subject to the guidelines established by the Trustees, determines present minimal credit risks; (2) have high quality ratings or are deemed comparable, such that they are “eligible securities” as defined below; and (3) have remaining maturity of thirteen months (397 days) or less at the time of purchase, or are subject to a demand feature which reduces the remaining maturity to thirteen months or less.

The Money Market Fund may purchase only “First or Second Tier eligible securities” which are defined to include (1) securities which have received the highest or second highest rating by at least two nationally recognized statistical rating organizations (“NRSRO”) or by only one NRSRO if only one has rated the security and (2) securities which are unrated, but, in the Sub-Adviser’s opinion, are of comparable quality. The Money Market Fund may purchase securities which were long-term at issuance but have a remaining maturity of thirteen months or less at the time of purchase if (a) the issuer has comparable short-term debt securities outstanding which are eligible securities or (b) the issuer has no short-term rating and the securities have either no long-term rating or a long-term rating in one of the two highest categories by an NRSRO.

The above standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Fund (a) may dispose of the security within five business days of the Sub-Adviser becoming aware of the new rating, or (b) may continue to hold the investment, but the Trustees will evaluate whether the security continues to present minimal credit risks.

As a part of the overall duty of care they owe to the Fund’s shareholders, the Trustees have established procedures reasonably designed to stabilize the net asset value per share of the Money Market Fund as computed for the purpose of distribution and redemption at $1.00 per share taking into account current market conditions and the Fund’s investment objective. At such reasonable intervals as they deem appropriate in light of current market conditions, the Trustees will compare the results of calculating the net asset value per share based on amortized cost with the results based on available indications of market value. If a difference of more than 1/2 of 1% occurs between the two methods of valuation, the Trustees will consider taking whatever steps they deem necessary to minimize any material dilution or other unfair results, such as shortening the average portfolio maturity or realizing gains or losses.

All other securities and assets of a Fund, any assets whose value does not, in the Manager’s opinion, reflect fair value, will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees of the Trust.

TAXATION OF THE FUNDS OF THE TRUST

Tax consequences to investors in the Separate Accounts which are invested in the Trust are described in more detail in the prospectuses for those accounts.

Each Fund within the Trust intends to qualify each year as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the Separate Accounts. In order to qualify for the special tax treatment accorded a RIC and its shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

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(c) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Fund’s investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004 (the “2004 Act”), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

If a Fund were to fail to qualify as a RIC accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the under distributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax on the undistributed amounts.

Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be “adequately diversified” as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for variable annuity contracts (“VA contracts”) or variable life insurance policies (“VLI policies”). Each Fund intends to comply with applicable requirements so that the Fund’s investments are “adequately diversified” for purposes of Section 817(h) and the regulations thereunder. Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a RIC for purposes of the diversification requirements. If a Fund satisfies certain conditions, a Separate Account owning shares of the Fund will be treated as owning multiple investments consisting of the Separate Account’s proportionate share of each of the assets of the Fund. Each Fund intends to satisfy these conditions so that the shares of the Fund owned by a segregated asset account of an insurance company depositor will be treated as multiple investments. If, however, a Fund is not “adequately diversified” within the meaning of Section 817(h) of the Code, the VA contracts and VLI policies supported by the Fund may not be treated as annuity or life insurance contracts, as the case may be, for any period (or subsequent period) during which the Fund is not “adequately diversified thereunder.”

The Internal Revenue Service (the “IRS”) has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue

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additional rulings in the future. If the contract owner were considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. A contract holder’s control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings. In general, although not necessarily in every case, the funds are no narrower in focus than the investment strategies described in recent IRS rulings in which strategies, such as large company stocks, international stocks, small company stocks, mortgage-based securities, telecommunications stocks and financial services stocks, were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners. The Regulations proposed by the Treasury Department in the summer of 2004 relating to § 817(h) and current published IRS guidance do not directly speak to the strategies such as those reflected in the funds, described above. The IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of “investor control” over a separate account’s investments in funds, and such guidance could affect the treatment of the funds described herein, including retroactively.

UNDERWRITERS

Under a Distribution Agreement, VII has a nonexclusive right to use its best efforts to obtain from investors unconditional orders for the continuous offering of shares authorized for issuance by the Trust. VII does not receive direct compensation for its services as distributor of the Trust. VII, at its expense, may provide promotional incentives to dealers that sell variable annuity contracts for which the Funds serve as investment vehicles.

FINANCIAL STATEMENTS

The Trust’s Financial Statements and related notes and the report of the independent accountants contained in the Trust’s annual report for the fiscal year ended December 31, 2004 are incorporated by reference into this Statement of Additional Information.

APPENDIX I

Descriptions of Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”) commercial paper and bond ratings:

Commercial Paper Ratings

Moody’s employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. The two highest designations are as follows:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity normally will be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This normally will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be subject more to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P commercial paper ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. The two highest rating categories are described as follows:

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

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Municipal Obligations

Moody’s ratings for state and municipal and other short-term obligations will be designated Moody’s Investment Grade (“MIG”). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in the short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the long run. Symbols used will be as follows:

MIG-1 -This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2 -This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

A short-term rating also may be assigned on an issue having a demand feature. Such ratings will be designated as VMIG to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event that demand is not met. VMIG-1 and VMIG-2 ratings carry the same definitions as MIG-1 and MIG-2, respectively.

Description of Moody’s Bond Ratings

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as “gilt edge”. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are known generally as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but e elements may be present that suggest a susceptibility to impairment some time in the future.

Baa - Bonds that are rated Baa are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Those bonds within the Aa, A, Baa, Ba, and B categories that Moody’s believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

Description of S&P’s Debt Ratings

AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

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BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rates categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, or C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Plus (+) or (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

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APPENDIX II

T. ROWE PRICE ASSOCIATES, INC AND T. ROWE PRICE INTERNATIONAL, INC

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company’s management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or the counsel client’s portfolio manager.

Investment Support Group. The Investment Support Group (“Investment Support Group”) is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Investment Support Group will assign a Proxy Administrator (“Proxy Administrator”) who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

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HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price’s proxy voting guidelines, and many of our guidelines are consistent with ISS positions, T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Meeting Notification

T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyMaster.com, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

Vote Determination

ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

Election of Directors – T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. We withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals.

•	Anti-takeover and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

•	Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.

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•	Social and Corporate Responsibility Issues - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company’s management on the following social issues unless the issue has substantial economic implications for the company’s business and operations which have not been adequately addressed by management:

•	Corporate environmental practices;

•	Board diversity;

•	Employment practices and employment opportunity;

•	Military, nuclear power and related energy issues;

•	Tobacco, alcohol, infant formula and safety in advertising practices;

•	Economic conversion and diversification;

•	International labor practices and operating policies;

•	Genetically-modified foods;

•	Animal rights; and

•	Political contributions/activities and charitable contributions.

Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS’ general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Votes Against Company Management – Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. If a research analyst or portfolio manager believes that management’s view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management.

Index and Passively Managed Accounts - Proxy voting for index and other passively-managed portfolios is administered by the Investment Support Group using ISS voting recommendations when their recommendations are consistent with T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes – In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Support Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client’s investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking - Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price’s policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

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Securities on Loan - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Vote Execution and Monitoring of Voting Process

Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS’s ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders’ meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company’s domicile.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting.

Application of the T. Rowe Price guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Administrator and the Proxy Committee review all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred by the Proxy Administrator to designated members of the Proxy Committee for immediate resolution. Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted.

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC’s EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

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T. ROWE PRICE PROXY VOTING – PROCESS AND POLICIES

As an investment adviser to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and for which it serves as investment adviser.

Proxy Administration

The T. Rowe Price Proxy Committee develops positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders` interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent research provided by third parties, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm’s portfolio managers as voting guidelines. Ultimately, the fund’s portfolio manager is responsible for deciding and voting on the proxy proposals of companies in his or her fund. When portfolio managers cast votes that are counter to the Proxy Committee’s guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price’s proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing, and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price’s voting guidelines—many of which are consistent with ISS positions—T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Fiduciary Considerations

T. Rowe Price’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of fund shareholders. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. T. Rowe Price withholds votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

Executive Compensation

The goal of T. Rowe Price is to assure that a company’s equity-based compensation plan is aligned with shareholders` long-term interests. While it evaluates most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what it views as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. T. Rowe Price bases its review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company’s peer group. T. Rowe Price generally opposes plans that give a company the ability to reprice options.

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Anti-takeover and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company’s management on social issues unless they have substantial economic implications for the company’s business and operations that have not been adequately addressed by management.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Since T. Rowe Price’s voting guidelines are predetermined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution.

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CRAMER ROSENTHAL MCGLYNN, LLC

POLICIES AND PROCEDURES

FOR PROXY VOTING

Revised March 2004

Cramer Rosenthal McGlynn, LLC (“CRM” or the “Firm”) is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). CRM serves as the investment adviser or sub-adviser of various (i) investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), (ii) private investment funds exempt from registration under the 1940 Act, and (iii) outside private accounts over which the Firm has discretionary investment authority.

1. Purpose

In most cases, CRM clients have delegated to the Firm the authority to vote proxies relating to equity securities on their behalf. In exercising such voting authority over client proxies, CRM shall vote proxies in the best interest of its clients (the ultimate share owner or plan beneficiary) and shall not subrogate the clients’ interest to its own. The CRM Compliance Committee (the “Compliance Committee”) has determined that these Policies and Procedures For Proxy Voting (these “Policies”) are reasonably designed to assure that CRM votes client proxies in the best interest of clients and to provide clients with information about how their proxies are voted. In addition, these Policies are designed to satisfy CRM’s obligations under Rule 206(4)-6 under the Advisers Act.

2. CRM’s Proxy Voting Process

CRM’s policy seeks to monitor corporate actions, analyze proxy solicitation materials, and vote client proxies for stocks which are held in client accounts in a timely and appropriate manner. CRM shall conduct such activities and vote client proxies in accordance with these Policies.

Monitoring of Corporate Actions

CRM monitors corporate actions electronically through a third-party proxy service. Through the service, CRM receives electronic notice of upcoming proxy votes, meeting and record dates and other information on upcoming corporate actions by companies in which CRM clients are shareholders. CRM generally utilizes the service to electronically vote such proxies.

The Voting Process

Review of Proxy Solicitation Materials/Independent Recommendations

CRM receives proxy materials through an independent third party, Institutional Shareholder Services (“ISS”). ISS provides analyses and voting recommendations based on empirical research measuring the impact of proxy issues on shareholder value. ISS’s voting recommendations cover three categories: (i) voting recommendations for social and environmental shareholder proposals; (ii) voting recommendations for “Taft-Hartley” accounts that are in the best long-term economic interest of plan participants and beneficiaries conforming to AFL-CIO voting guidelines;1 and (iii) voting recommendations intended to generally maximize shareholder value.

In determining how to vote on a proxy issue, CRM will consider ISS analysis and recommendations, as well as the portfolio manager’s own knowledge of the company (including its management, operations, industry and the particular proxy issue) in rendering a decision, with the exception of separately-managed Taft-Hartley or accounts where the client specifically directs CRM to vote in a “socially responsible” manner; in these cases CRM would generally follow the particular ISS recommendations for that category.

Corporate Governances Matters

The following is a summary of the ISS voting recommendations. 2

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis. Certain actions by directors should result in votes being withheld, including directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse.

•	Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees.

•	Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees.

[1]	CRM receives an analysis intended to protect plan assets as required by the U.S. Department of Labor and the Employees Retirement Income Security Act of 1974 (“ERISA”).

[2]	The full ISS recommendations are outlined in the ISS Proxy Guidelines, which are available to CRM clients upon request.

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Classification/Declassification of the Board

•	Vote against proposals to classify the board. Vote for proposals to repeal classified boards and to elect all directors annually.

Director and Officer Indemnification and Liability Protection

•	Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. Vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock). Vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Management Compensation

Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis, using a proprietary, quantitative model developed by ISS.

Employee, Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a case-by-case basis.

Shareholder Proposals regarding Executive and Director Pay

Generally, vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, and would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Social Issues

Animal Rights

Vote case-by-case on proposals to phase out the use of animals in product testing.

Tobacco

Most tobacco-related proposals should be evaluated on a case-by-case basis.

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Instances Where CRM Does Not Follow ISS Recommendation

As stated above, there may be instances where the Firm determines that it is not in the best interest of clients to follow ISS recommendations with respect to certain proxy vote(s). These instances may involve non-routine and/or controversial issues, such as the re-pricing of options, adoption or substantial changes to a shareholder rights plan (or poison pill) or proxy contests, involving, for instance, a hostile takeover attempt but may also include more routine issues, such as the election of directors or auditor appointments. When CRM decides not to vote proxies in the manner recommended by ISS, CRM shall document the reasons for such decision.

Securities on Loan

Securities over which CRM has voting authority in certain accounts are subject to being lent to other parties, including securities in private investment partnerships, registered mutual funds and certain other accounts. CRM has no role in the lending process; securities lending decisions are made by the custodian with the consent of and on behalf of the client. As a general matter, when a security is on “loan” as of the record date, CRM has no authority to vote, and shall not vote, a proxy for the security.

Clients Who Vote Their Own Proxies

CRM clients may retain the authority to vote their own proxies in their discretion.

3. Conflicts and Potential Conflicts of Interest

CRM recognizes that there may be a conflict of interest or potential conflict of interest between itself and its clients with respect to the voting of proxies of certain companies and has developed a mechanism for identifying and addressing such conflicts. Examples of such conflicts include, but are not limited to, where a company soliciting proxies is an advisory client of CRM or where CRM has a financial interest in a company soliciting proxies. When a conflict or potential conflict has been identified, CRM will generally vote the proxy as recommended by ISS, subject to a review by the Compliance Committee to confirm that voting is in the best interest of clients.

4. Disclosure

CRM, in its written brochure required under Rule 204-3 (the “Form ADV”) shall describe: (i) these Policies; (ii) how a client can obtain information from CRM on how it voted the client’s proxies; and (iii) how a client can obtain a copy of these Policies and/or the ISS Proxy Voting Guidelines.

5. Oversight

The Compliance Committee shall have oversight responsibility for these Policies. In particular, the Compliance Committee shall have responsibility for monitoring the actual or potential conflicts of interest that may arise in relation to voting proxies for client securities.

6. Recordkeeping

CRM shall retain the following books and records in, as appropriate, electronic or hard copy form:

a)	These Policies as they may be amended from time to time.

b)	A copy of each proxy statement received regarding client securities (which may be kept by relying on obtaining copies through the EDGAR system maintained by the Securities and Exchange Commission).

c)	A record of each vote cast on behalf of clients.

d)	Internal documents created that were material to the decision on how to vote any proxies or that memorialize the basis for such a decision, including any documentation relating to decisions to vote proxies other than in accordance with ISS recommendations.

e)	Copies of written client requests for proxy voting records and of the Firm’s written responses to either a written or oral request for information on how the Firm voted proxies on behalf of the requesting client.

f)	With respect to votes cast for securities held in any registered investment company, records of CUSIP numbers. Records for the CRM Mutual Funds shall be recorded and maintained by WT Mutual Fund.

The above records shall be retained in an easily accessible place for a period of at least five (5) years from the end for the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of CRM.

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CRAMER ROSENTHAL MCGLYNN, LLC

POLICIES AND PROCEDURES

FOR

PROXY VOTING

GE Asset Management Incorporated

Proxy Voting Policy

Updated April 2004

General

GE Asset Management Incorporated (GE Asset Management) exercises its fiduciary responsibilities by carefully reviewing, voting and documenting proxies for all voting securities for which it has voting responsibility and acting solely in the best interest of its clients. Each proxy is reviewed individually, managed in accordance with this Proxy Voting Policy and voted consistent with the proxy guidelines (Proxy Guidelines) adopted by the Proxy Committee (as defined below) from time to time. In all cases the ultimate objective in voting proxies is to enhance shareholder value. The Proxy Voting Policy and Proxy Guidelines are provided to GE Asset Management personnel who have responsibility for managing the proxy voting process in an effort to maintain consistency and ensure compliance. Additionally, the Proxy Voting Policy has been adopted by the Board of Directors of GE Asset Management.

Certain clients expressly retain proxy voting responsibility or have entered into a relationship with another party who has been given authority to vote their proxies. Such clients are not subject to this Proxy Voting Policy or the Proxy Guidelines. Additionally, certain other clients have instructed GE Asset Management to vote proxies in accordance with each such client’s proxy voting guidelines. In such cases GE Asset Management will still follow the procedure set forth in the Proxy Voting Policy though the Proxy Guidelines will not be applicable.

Proxy Committee

The Proxy Committee is comprised of between five (5) and ten (10) individuals, including both the Chief Executive Officer and General Counsel of GE Asset Management. Members of the Proxy Committee are appointed by the Board of Directors of GE Asset Management (Board) and will be evidenced by a resolution adopted by the Board. The Proxy Committee participates in the proxy voting process as detailed below and may amend the Proxy Guidelines at any time by unanimous written consent.

Proxies and Corporate Actions Analyst

The Proxies and Corporate Actions Analyst (Proxy Analyst) is an employee of GE Asset Management and has responsibility for facilitating the processing of all proxy votes for any annual or special meeting for all voting securities held in the various GE Asset Management portfolios and monitoring such process.

Annual Review of Proxy Voting Policy and Proxy Guidelines

The Proxy Committee will meet at least annually to review and analyze current issues and update, if necessary, the Proxy Guidelines and Proxy Voting Policy. Appropriate GE Asset Management personnel may also be requested to participate in this meeting.

Third Party Services

GE Asset Management currently utilizes the services of Institutional Shareholder Services, Inc. (ISS) for proxy research, voting, administrative and reporting functions and Investor Responsibility Research Center (IRRC) for research material.

Voting Procedure

1.	ISS receives proxy material from custodial banks, Automatic Data Processing (ADP) and directly from companies.

2.	For every proxy ISS receives, ISS reviews all proxy material and provides the Proxy Analyst with an analysis of such material, including management’s recommendation of how to vote the proxy, and a vote recommendation based on the Proxy Guidelines or specific client guidelines.

3.	The Proxy Analyst reviews each vote recommendation given by ISS and does the following:

a.	Domestic and International Routine Corporate Governance Issues and Routine Social Issues: The Proxy Analyst votes in accordance with the ISS recommendation on routine issues.

b.	Domestic and International Non-Routine Corporate Governance Issues and Non-Routine Social Issues; Vote with Management: If the issue is determined to be non-routine by the Proxy Analyst, an analyst for the relevant asset class and a Proxy Committee member will review the proxy material and recommend how to vote such proxy. If the recommendation is to vote with management and not inconsistent with the Proxy Guidelines, the process will continue as provided in section (4) below.

c.	Domestic and International Non-Routine Corporate Governance Issues and Non-Routine Social Issues; Voting Against Management: If (a) the issue is determined to be non-routine by the Proxy Analyst and either the analyst for the relevant asset class or the Proxy Committee member recommends a vote against management or (b) an analyst seeks in any case to vote contrary to the Proxy Guidelines, then at least two (2) Proxy Committee members will review the proxy material and determine how to vote such proxy. In certain circumstances, an independent third party will be engaged to determine how to vote the proxy (See Material Conflict of Interest below).

4.	The vote decision is communicated to ISS. GE Asset Management may abstain from voting a proxy in a limited number of circumstances.

5.	ISS votes the proxy through ADP, the solicitors, or the custodian banks, as the case may be.

6.	Comprehensive reports of all proxy votes are reviewed semi-annually by the Proxy Analyst and annually by the Proxy Committee.

Issues Involving a Material Conflict of Interest

A material conflict of interest may arise in a situation where the Proxy Analyst or analyst or Proxy Committee member, if voting the proxy, has knowledge of a situation where either GE Asset Management or one of its affiliates would enjoy a substantial or significant benefit from casting its vote in a particular way. Examples of where a material conflict of interest may occur include, but are not limited to, the following examples:

•	General Electric Company, the parent of GE Asset Management, is soliciting proxies in connection with a transaction involving an issuer of securities that GE Asset Management holds in its client accounts.

•	A plan sponsor of a benefit plan to which GE Asset Management provides services is also the issuer of securities that GE Asset Management holds in its client accounts. However, absent extraordinary circumstances, this situation should not present a material conflict of interest and in no case would a material conflict of interest exist unless the assets of such benefit plan managed by GE Asset Management constituted more than 1% of GE Asset Management’s assets under management.

•	An officer or employee of GE Asset Management or one of its affiliates serves as a director of a company during a time when GE Asset Management has an opportunity to vote securities of that company.

If a material conflict of interest does arise, ISS will be solely responsible for determining how to vote the proxy based upon the Proxy Guidelines or specific client guidelines. Should this be impractical, an independent third party will be engaged to determine how to vote the proxy. Additionally, a material conflict of interest form in the form attached hereto (Material Conflict of Interest Form) will be completed and signed by the Proxy Analyst and at least one member of the Proxy Committee. Material Conflict of Interest Form(s), if any, will be provided to the Proxy Committee on an annual basis and, in the case of a mutual fund that holds the portfolio security in question, to the board of such mutual fund at its next regularly scheduled meeting.

Securities Lending Programs

Securities held by a client may be lent out to a borrower. In such an instance, the securities are typically transferred into the borrower’s name and are voted by the borrower, in its discretion. However, where an asset class leader or primary analyst determines that a proxy vote is materially important to a client’s interest and where it is feasible to recall the security on a timely basis, GE Asset Management may use its reasonable efforts to recall the security. GE Asset Management disclaims any responsibility for its inability to vote on proposals where, despite its reasonable efforts, it could not successfully recall the security before the record date and/or the deadline for voting, as applicable.

Record Retention Policy

GE Asset Management will maintain the following for a period of seven (7) years:

•	Proxy Voting Policy.

•	Proxy Guidelines.

•	Written request for proxy voting records and a written response to such request.

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•	Any document prepared by an analyst or Proxy Committee member that was material to the voting of a proxy.

GE Asset Management has hired ISS to maintain the following for a period of five (5) years:

•	Proxy statements received regarding client securities (unless available through the Securities and Exchange Commission’s EDGAR system).

•	Records of votes cast on behalf of clients.

Such records will be made available to GE Asset Management via a website hosted and maintained by ISS or upon request.

GE Lifestyle Funds

GE Asset Management is the adviser to the GE LifeStyle Funds that invest in underlying GE Funds and money market instruments. GE Asset Management is also the adviser to the GE Funds. The same Board of Trustees serves both the GE Funds and the GE LifeStyle Funds. GE LifeStyle Funds do not have the ability to vote proxies with respect to the portfolio securities held by the GE Funds. GE LifeStyle Funds may have the opportunity to vote the shares issued by the GE Funds. In this case, GE Asset Management will use the shadow or mirror voting technique described below to the extent permitted by applicable fund documents.

Shadow or Mirror Voting Technique: GE Asset Management will cast the proxies received by the GE LifeStyle Funds from the GE Funds in the same proportion as the vote cast by the other shareholders of the GE Funds that are not affiliated with GE Asset Management, to the extent that GE Asset Management has available information from the issuer or its agent to permit this form of voting.

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Other GE Advisory Businesses

Each GE advisory business is individually responsible for developing a proxy voting policy and for voting its proxies accordingly. GE Asset Management will not knowingly share any information regarding its voting decisions directly with any of the other GE advisory businesses, nor will it seek to obtain any information from them regarding their voting decisions.

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Jennison Associates LLC Proxy Voting Policy Summary

Jennison Associates LLC (“Jennison”) actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration may be given to the public and social value of each issue. For purposes of this policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any proxy vote that may represent a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as “share blocking”, where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the cost far outweighs the benefit of voting, as in share blocking.

It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

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UBS Global Asset Management

Global Corporate Governance Philosophy

Voting Guidelines

And

Policy

Version 1.0

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UBS Global Asset Management

Global Voting and Corporate Governance Guidelines and Policy – Version 1.0

Global Voting and Corporate Governance Policy

A. General Corporate Governance Benchmarks	1

B. Proxy Voting Guidelines – Macro Rationales	3

C. Proxy Voting Disclosure Guidelines	5

D. Proxy Voting Conflict Guidelines	5

UBS Global Asset Management

Global Voting and Corporate Governance Guidelines and Policy – Version 1.0

GLOBAL VOTING AND CORPORATE GOVERNANCE POLICY

Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Thus, we expect board members of companies we have invested in (the “company” or “companies”) to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company. Underlying our voting and corporate governance policies we have three fundamental objectives:

1.	We seek to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

2.	In order to do this effectively, we aim to utilize the full weight of our clients’ shareholdings in making our views felt.

3.	As investors, we have a strong commercial interest in ensuring that the companies in which we invest are successful. We actively pursue this interest by promoting best practice in the boardroom.

To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice. This Policy is being implemented globally to harmonize our philosophies across UBS Global Asset Management offices worldwide and thereby maximize our ability to influence the companies we invest in. However, this Policy is also supplemented by the UBS Global Asset Management Local Proxy and Corporate Governance Guidelines to permit individual regions or countries within UBS Global Asset Management the flexibility to vote or take other actions consistent with their local laws or standards where necessary.

A. GENERAL CORPORATE GOVERNANCE BENCHMARKS

UBS Global Asset Management will evaluate issues that may have an impact on the economic value of client investments during the time period it expects to hold the investment. While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Therefore, we will generally exercise voting rights on behalf of clients in accordance with this policy.

Principle 1: Independence of Board from Company Management

Guidelines:

•	Board exercises judgment independently of management.

•	Separate Chairman and Chief Executive.

•	Board has access to senior management members.

•	Board is comprised of a significant number of independent outsiders.

•	Outside directors meet independently.

•	CEO performance standards are in place.

•	CEO performance is reviewed annually by the full board.

•	CEO succession plan is in place.

•	Board involvement in ratifying major strategic initiatives.

•	Compensation, audit and nominating committees are led by a majority of outside directors.

Principle 2: Quality of Board Membership

Guidelines:

•	Board determines necessary board member skills, knowledge and experience.

•	Board conducts the screening and selection process for new directors.

•	Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.

•	Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.

•	Board meets regularly (at least four times annually).

Principle 3: Appropriate Management of Change in Control

Guidelines:

•	Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.

•	Any contracts or structures which impose financial constraints on changes in control should require prior shareholder approval.

•	Employment contracts should not entrench management.

•	Management should not receive substantial rewards when employment contracts are terminated for performance reasons.

Principle 4: Remuneration Policies are Aligned with Shareholder Interests

Guidelines:

•	Executive remuneration should be commensurate with responsibilities and performance.

•	Incentive schemes should align management with shareholder objectives.

•	Employment policies should encourage significant shareholding by management and board members.

•	Incentive rewards should be proportionate to the successful achievement of pre-determined financial targets.

•	Long-term incentives should be linked to transparent long-term performance criteria.

•	Dilution of shareholders’ interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.

Principle 5: Auditors are Independent

Guidelines:

•	Auditors are approved by shareholders at the annual meeting.

•	Audit, consulting and other fees to the auditor are explicitly disclosed.

•	The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.

•	Periodic (every 5 years) tender of the audit firm or audit partner.

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B. PROXY VOTING GUIDELINES – MACRO RATIONALES

Macro Rationales are used to explain why we vote on each proxy issue. The Macro Rationales reflect our guidelines enabling voting consistency between offices yet allowing for flexibility so the local office can reflect specific knowledge of the company as it relates to a proposal.

1.	GENERAL GUIDELINES

a.	When our view of the issuer’s management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.

b.	If management’s performance has been questionable we may abstain or vote against specific proxy proposals.

c.	Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.

d.	In general, we oppose proposals, which in our view, act to entrench management.

e.	In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.

f.	We will vote in favor of shareholder resolutions for confidential voting.

2.	BOARD OF DIRECTORS & AUDITORS

a.	Unless our objection to management’s recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.

b.	We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.

c.	We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.

d.	We generally oppose proposals to limit or restrict shareholder ability to call special meetings.

e.	We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.

3.	COMPENSATION

a.	We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.

b.	Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.

c.	All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.

d.	We may vote against a compensation or incentive program if it is not adequately tied to a company’s fundamental financial performance, is vague, is not in line with market practices, allows for option re-pricing, does not have adequate performance hurdles or is highly dilutive.

e.	Where company and management’s performance has been poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position.

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f.	Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.

4.	GOVERNANCE PROVISIONS

a.	We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.

b.	We believe that “poison pill” proposals, which dilute an issuer’s stock when triggered by particular events such as take over bids or buy-outs should be voted on by the shareholders and will support attempts to bring them before the shareholders.

c.	Any substantial new share issuance should require prior shareholder approval.

d.	We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.

e.	We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.

f.	We generally do not oppose management’s recommendation to implement a staggered board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.

5.	CAPITAL STRUCTURE AND CORPORATE RESTRUCTURING

a.	It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.

b.	In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.

6.	MERGERS, TENDER OFFERS & PROXY CONTESTS

a.	Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.

7.	SOCIAL, ENVIRONMENTAL, POLITICAL & CULTURAL

a.	Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.

b.	There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management’s ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement.

c.	Unless directed by clients to vote in favor of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.

8.	ADMINISTRATIVE & OPERATIONS

a.	Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.

b.	We are sympathetic to shareholders who are long-term holders of a company’s stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.

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9.	MISCELLANEOUS

a.	Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client’s direction.

b.	Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).

c.	For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy.

C. PROXY VOTING DISCLOSURE GUIDELINES

•	Upon request or as required by law or regulation, UBS Global Asset Management will disclose to a client or a client’s fiduciaries, the manner in which we exercised voting rights on behalf of the client.

•	Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client’s relationship with the company that has issued the proxy, the Legal and Compliance Department should be contacted immediately. (See Proxy Voting Conflict Guidelines below).

•	Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Global Chief Investment Officer and regional Legal & Compliance representative.

•	Any employee, officer or director of UBS Global Asset Management receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company’s proxies.

•	Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.

•	In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.

•	We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.

•	The Local and Global Chief Investment Officer must approve exceptions to this disclosure policy.

Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.

D. PROXY VOTING CONFLICT GUIDELINES

In addition to the Proxy Voting Disclosure Guidelines above, UBS Global Asset Management has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:

•	Under no circumstances will general business, sales or marketing issues influence our proxy votes.

•	UBS Global Asset Management and its affiliates engaged in banking, broker-dealer and investment banking activities (“Affiliates”) have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal & Compliance Department immediately. [Note: Legal & Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.]

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UBS Global Asset Management

Global Voting and Corporate Governance

Procedures

Version 1.0

28 July 2003

UBS Global Asset Management

Global Voting and Corporate Governance Procedures

Version 1.0

i

GLOBAL VOTING AND CORPORATE GOVERNANCE PROCEDURES

A. GLOBAL CORPORATE GOVERNANCE COMMITTEE

Members:

The membership of the Global Corporate Governance Committee will be approved by the Asset Management Investment Committee of UBS Global Asset Management.

Responsibilities:

•	To review, approve and oversee the implementation of this Policy.

•	Keep abreast of and share trends in corporate governance and update this policy as necessary.

•	To provide a forum for discussing corporate governance issues between regions.

•	Coordinate with the Communications group on all corporate or other communication related to global proxy issues.

•	Consult with Analysts, Research Directors and others regarding issues relevant to portfolio companies.

•	Engage and oversee any independent proxy voting services being used.

•	Oversee the activities of the Local Corporate Governance Committees.

Meetings:

Meetings will be held at least quarterly.

B. LOCAL CORPORATE GOVERNANCE COMMITTEES

Each office or region as applicable will set up a Local Corporate Governance Committee to discuss local corporate governance issues and to review proxies. The Local Corporate Governance Committees will set their own agendas. The Committees will be chaired by the Local CIOs (or equivalent) or their appointed delegates. The local chair will nominate, for approval by the Global Committee, additional persons as candidates for membership on the local committee.

Responsibilities:

•	Keep abreast of and share trends in corporate governance and update local policy as necessary.

•	Provide a forum for discussing corporate governance issues within a region.

•	Oversee the proxy voting process.

•	Coordinate with the Communications group all corporate or other communication related to local proxy issues.

•	Consult with Analysts, Research Directors and others regarding issues relevant to portfolio companies.

•	Interpret the Global Corporate Governance Policy in the context of local legal requirements and practice, updating local policy as necessary.

•	Propose additional Macro Rationales at the global and local levels.

•	Review and resolve conflicts of interest.

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Meetings:

Meetings will be held at least twice a year.

C. PROXY VOTING – PROCESS

The Global Corporate Governance Committee, is responsible for our corporate governance policy and proxy voting process.

Given the magnitude of the effort, availability of resources and local customs certain functions and responsibilities may be delegated to the Local Corporate Governance Committees or others for the efficient processing of the votes. The Legal & Compliance groups will regularly be brought into the decision making process on complex issues and on issues involving conflicts of interests.

In order to facilitate the process, proxy issues and portfolios are categorized into and assigned an approval escalation level. Details are listed below:

1.	Proxies are divided into two categories:

A.	Active – Companies held in an actively managed portfolio

B.	Passive – Companies held in an index, index-like or quantitative portfolio

A.	Active

Issues on proxies in an actively managed portfolio are further divided into three types:

i. Sensitive - Requires Analyst, Research Director and Global Chief Investment Officer approval for a vote against management, regardless of guidelines and policy. Requires Analyst, Research Director and Local Chief Investment Officer approval for a vote for management.

ii. Ordinary - May be voted by a delegate of the Local Corporate Governance Committee according to our general guidelines and macro rationales regardless of whether for or against management.

iii. Directed - Votes may be effected by a delegate of the Local Corporate Governance Committee according to specific written client guidelines.

Sensitive Issues: Sensitive issues are those where we are concerned at the overall governance regime of the company such that we intend to take action to remove board members, support new board candidates not recommended by the existing board or any other controversial issues. Any votes to be made in a manner inconsistent with this Policy, and any votes on matters not covered in this Policy are also considered sensitive.

B.	Passive

Where we manage portfolios pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for holdings managed pursuant to such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively-managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.

2.	Ballot Reconciliation

UBS Global Asset Management’s proxy voting personnel will take necessary steps to determine that we are receiving ballots for all accounts over which we have voting authority.

D. TAKING ACTION WITH A COMPANY’S BOARD

•	Where we suspect poor corporate governance may negatively impact the long-term value of the issuer (including loss of confidence in senior management), we will attempt to gather further information from the company and standard information sources.

•	Pursuing direct contact with a company’s external board or internal company management board members regarding their board responsibilities requires the involvement of the Local Chief Investment Officer.

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•	If action is considered necessary, we will attempt to arrange an informal meeting with one or more outside directors to gather additional information and learn more about the company’s corporate governance practices. The intent of the meeting with outside directors is not to gain private or inside information but to communicate our concerns. Prior to initiating the meeting, the Global Chief Investment Officer will be informed before any meeting is scheduled.

•	If it is determined that appropriate corporate governance practices are not presently nor likely to be put in place, then it may be necessary to:

•	Withdraw our support for the common stock

•	Communicate with the entire board

•	Reflect our positions in our proxy vote opportunities, or

•	Contact other shareholders regarding our concerns.

•	When we initiate a formal communication to the board it will include the following:

•	A statement of our belief in the importance of good corporate governance

•	A listing of areas of deficient governance we believe to exist at the company

•	A statement that the maintenance of our continued corporate support will be predicated on addressing any deficiencies, and

•	A request for a response as to what actions the board feels is necessary to address our concerns.

E. CONTACTING THE MEDIA

It is our policy not to make comments to the media on any issues relating to proxy issues of any individual company. Tasked with managing the assets of clients, we are honor-bound to work in their best interests.

Requests from the media for general information relating to this Policy, comments on Corporate Governance issues relating to a specific security or general, non-specific issues related to Corporate Governance, must be directed to the Regional/Global CIO and the Regional Head of Legal & Compliance or the Business Group General Counsel.

The Regional/Global CIO and the Head of Legal & Compliance or the Business Group General Counsel will determine if there is to be an exception to this policy.

All communication with the media must be coordinated with the Communications Group in accordance with appropriate media policy.

F. RECORDKEEPING

UBS Global Asset Management will maintain records of proxies voted. Such records include copies of:

•	OUR POLICIES AND PROCEDURES;

•	PROXY STATEMENTS RECEIVED;

•	VOTES CAST PER CLIENT;

•	Number of shares voted;

•	COMMUNICATIONS RECEIVED AND INTERNAL DOCUMENTS CREATED THAT WERE MATERIAL TO THE VOTING DECISION;

•	A list of all proxies where it was determined a conflict existed and any written rationale created or approved by the Local Corporate Governance Committee supporting its voting decision; and

•	CLIENT REQUESTS FOR PROXY VOTING RECORDS AND OUR POLICY, AS WELL AS OUR RESPONSE.

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GOLDMAN SACHS ASSET MANAGEMENT, L.P.

PROXY VOTING SUMMARY

PROXY VOTING

The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Funds. Under the Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. Senior management of the Investment Adviser will periodically review the Policy to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.

Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser follows proxy voting guidelines (the “Guidelines”) developed by Institutional Shareholder Services (“ISS”), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is the Investment Adviser’s policy generally to follow the Guidelines and recommendations from ISS, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.

In addition to assisting the Investment Adviser in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Investment Adviser to determine whether they are consistent with the Investment Adviser’s guiding principles. ISS also assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services.

The Investment Adviser is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. The Investment Adviser may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.

The Investment Adviser has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the Investment Adviser’s use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS’s recommendations, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.

Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund’s managers based on their assessment of the particular transactions or other matters at issue.

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OPUS INVESTMENT MANAGEMENT, INC.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

Opus Investment Management, Inc (“Opus”) recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, Opus analyzes the proxy statements of issuers whose stock is owned by the investment management clients that have delegated to Opus the authority to vote proxies for shares in the client accounts Opus manages.

Opus has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of Opus that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client. Proxies are voted solely in the interests of the client or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given To Management Recommendations. One of the primary factors Opus considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, Opus believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company’s management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. Opus’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients pertaining to proxy issues of corporate responsibility.

Proxy Administrator. The Proxy Administrator (“Proxy Administrator”) is responsible for administering the proxy voting process as set forth in the Policies and Procedures and for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, Opus has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing Opus’s proxy voting guidelines, and many of our guidelines are consistent with ISS positions, Opus may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Meeting Notification

Opus utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles Opus holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to Opus through ProxyMaster.com, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Opus upon request.

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Vote Determination

ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with Opus. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers may decide to vote their proxies consistent with Opus’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive a report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with Opus guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to Opus policy.

Opus Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant Opus policies:

Election of Directors – Opus generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. We withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals.

•	Anti-takeover and Corporate Governance Issues – Opus generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, Opus will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

Executive Compensation Issues – Opus’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate most plans on a case-by-case basis, Opus generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.

•	Social and Corporate Responsibility Issues - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. Opus generally votes with a company’s management on the following social issues unless the issue has substantial economic implications for the company’s business and operations which have not been adequately addressed by management:

•	Corporate environmental practices;

•	Board diversity;

•	Employment practices and employment opportunity;

•	Military, nuclear power and related energy issues;

•	Tobacco, alcohol, infant formula and safety in advertising practices;

•	Economic conversion and diversification;

•	International labor practices and operating policies;

•	Genetically-modified foods;

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•	Animal rights; and

•	Political contributions/activities and charitable contributions.

Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS’ general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Votes Against Company Management – Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. If a research analyst or portfolio manager believes that management’s view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management.

Index and Passively Managed Accounts - Proxy voting for index and other passively-managed portfolios is administered by the Proxy Administrator using ISS voting recommendations when their recommendations are consistent with Opus’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes – In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client, the Proxy Administrator advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client’s investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against Opus policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to Opus policy.

Shareblocking - Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. Opus’s policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

Securities on Loan - Our clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. Opus’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Vote Execution and Monitoring of Voting Process

Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS’s ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to Opus indicating that the votes were successfully transmitted.

On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders’ meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client has not yet been recorded in the computer system.

Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company’s domicile.

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Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of Opus and those of its clients with respect to proxy voting.

Application of the Opus guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party. However, for proxy votes inconsistent with Opus guidelines, the Proxy Administrator and the Proxy Committee review all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between Opus and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred by the Proxy Administrator to designated members of the Proxy Committee for immediate resolution.

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests Opus to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

Opus retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the Opus voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC’s EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

OPUS VOTING – PROCESS AND POLICIES

Opus Investment Management, Inc. recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote—such as election of directors and important matters affecting a company’s structure and operations. As an investment adviser with a fiduciary responsibility to its clients, Opus analyzes the proxy statements of issuers whose stock is owned by the investment management clients that have delegated to Opus the authority to vote proxies for shares in the client accounts Opus manages.

Proxy Administration

The Opus Proxy Committee develops our firm’s positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, research analysts and investment operations managers, analyzes proxy policies based on whether they would adversely affect shareholders’ interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent research provided by third parties, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm’s portfolio managers as voting guidelines. Ultimately, the portfolio manager votes on the proxy proposals of companies in his or her portfolio. When portfolio managers cast votes that are counter to the Proxy Committee’s guidelines, they are required to document their reasons i writing to the Proxy Committee. Annually, the Proxy Committee reviews Opus’ proxy voting process, policies, and voting records.

Opus has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing Opus’ voting guidelines—many of which are consistent with ISS positions—Opus may deviate from ISS recommendations on general policy issues or specific proxy proposals.

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Fiduciary Considerations

Opus’ decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations

When determining whether to invest in a particular company, one of the key factors Opus considers is the quality and depth of its management. As a result, Opus believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

Opus Voting Policies

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant Opus policies:

Election of Directors

Opus generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. We withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

Executive Compensation

Our goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate most plans on a case-by-case basis, Opus generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose plans that give a company the ability to reprice options.

Anti-takeover and Corporate Governance Issues

Opus generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights.

Social and Corporate Responsibility Issues

Opus generally votes with a company’s management on social issues unless they have substantial economic implications for the company’s business and operations that have not been adequately addressed by management.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of Opus and those of its clients with respect to proxy voting. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the Opus guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with Opus guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between Opus and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution.

Reporting

Vote Summary Reports are generated for each client that requests Opus to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, votes cast for the client during the period, and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. If you wish to receive a copy of your account’s voting record, please contact your Opus Client Relationship Manager.

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GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

GMO AUSTRALASIA LLC

(TOGETHER “GMO”)

PROXY VOTING POLICIES AND PROCEDURES

I.	Introduction and General Principles

GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO’s proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client’s own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.

GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.

II.	Proxy Voting Guidelines

GMO has engaged Institutional Shareholder Services, Inc. (“ISS”) as its proxy voting agent to:

(1)	research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;

(2)	ensure that proxies are voted and submitted in a timely manner;

(3)	handle other administrative functions of proxy voting;

(4)	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

(5)	maintain records of votes cast; and

(6)	provide recommendations with respect to proxy voting matters in general.

Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. Copies of the current domestic and global ISS proxy voting guidelines are attached to these Voting Policies and Procedures as Exhibit A. GMO reserves the right to amend any of ISS’s guidelines in the future. If any such changes are made an amended Proxy Voting Policies and Procedures will be made available for clients.

Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

III.	Proxy Voting Procedures

GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:

1.	Implementing and updating the applicable domestic and global ISS proxy voting guidelines;

2.	Overseeing the proxy voting process; and

3.	Providing periodic reports to GMO’s Compliance Department and clients as requested.

There may be circumstances under which a portfolio manager or other GMO investment professional (“GMO Investment Professional”) believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the recommendation of ISS. In such an event, the GMO Investment Professional will inform GMO’s Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the recommendation of ISS. GMO’s Corporate Actions Group will report to GMO’s Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.

IV.	Conflicts of Interest

As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

In instances where GMO has the responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a registered mutual fund for which GMO serves as the investment adviser, there may be instances where a conflict of interest exists. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, or (b) seek instructions from its clients.

In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:

1.	GMO has a business relationship or potential relationship with the issuer;

2.	GMO has a business relationship with the proponent of the proxy proposal; or

3.	GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to the specific recommendation of ISS; (ii) abstain; or (iii) request that the client votes such proxy. All such instances shall be reported to GMO’s Compliance Department at least quarterly.

V.	Recordkeeping

GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:

(1)	a copy of these policies and procedures which shall be made available to clients, upon request;

(2)	a record of each vote cast (which ISS maintains on GMO’s behalf); and

(3)	each written client request for proxy records and GMO’s written response to any client request for such records.

Such proxy voting records shall be maintained for a period of five years.

VI.	Reporting

GMO’s Compliance Department will provide GMO’s Conflict of Interest Committee with periodic reports that include a summary of instances where GMO has (i) voted proxies in a manner inconsistent with the recommendation of ISS, (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in Section IV, and (iii) voted proxies of shares of GMO Trust on behalf of its clients.

VII.	Disclosure

Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client’s proxy.

Appendix B

ISS Proxy Voting

Guidelines

Summary.

ISS Proxy Voting

Guidelines Summary

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

The Board of Directors (Chapter 3)

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors’ investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse,

•	Implement or renew a dead-hand or modified dead-hand poison pill,

•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding,

•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years,

•	Failed to act on takeover offers where the majority of the shareholders tendered their shares,

•	Are inside directors and sit on the audit, compensation, or nominating committees, and

•	Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Separating Chairman and CEO

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

•	Designated lead director appointed from the ranks of the independent board members with clearly delineated duties,

•	Majority of independent directors on board,

•	All-independent key committees,

•	Committee chairpersons nominated by the independent directors,

•	CEO performance reviewed annually by a committee of outside directors,

•	Established governance guidelines, and

•	Company performance.

Proposals Seeking a Majority of Independent Directors

Shareholder proposals asking that a majority of directors be independent should be evaluated on a CASE-BY-CASE basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements

Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term of Office

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

Age Limits

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Proxy Contests (Chapter 4)

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Auditors (Chapter 5)

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Proxy Contest Defenses (Chapter 6)

Board Structure: Staggered vs. Annual Elections

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Vote FOR proposals that seek to fix the size of the board.

Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

Tender Offer Defenses (Chapter 7)

Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Vote AGAINST dual-class exchange offers.

Vote AGAINST dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

Miscellaneous Governance Provisions (Chapter 8)

Confidential Voting

Vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

Equal Access

Vote FOR shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals

Review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Capital Structure (Chapter 9)

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.

Vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance in terms of shareholder returns.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Review on a CASE-BY-CASE basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. Consider the following issues: Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control—Will the transaction result in a change in control of the company? Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as:

•	adverse governance changes,

•	excessive increases in authorized capital stock,

•	unfair method of distribution,

•	diminution of voting rights,

•	adverse conversion features,

•	negative impact on stock option plans, and

•	other alternatives such as spinoff.

Executive and Director Compensation (Chapter 10)

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis.

Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution).

Using the expanded compensation data disclosed under the SEC’s new rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and (3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Vote on management proposals seeking approval to reprice options on a CASE-BY-CASE basis.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.

OBRA-Related Compensation Proposals:

•	Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

•	Amendments to Added Performance-Based Goals

Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

•	Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

•	Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Shareholder Proposals to Limit Executive and Director Pay

Generally, vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

Golden and Tin Parachutes

Vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

State of Incorporation (Chapter 11)

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis.

Mergers and Corporate Restructurings (Chapter 12)

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a CASE-BY-CASE basis.

Spinoffs

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Vote FOR changing the corporate name.

Mutual Fund Proxies (Chapter 13)

Election of Directors

Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

•	attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;

•	are interested directors and sit on the audit or nominating committee; or

•	are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote proxy contests on a CASE-BY-CASE basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the issues past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Vote the investment advisory agreements on a CASE-BY-CASE basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 Act Policies

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: fund’s target investments; reasons given by fund for change; and the projected impact of change on portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund’s fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund’s target market.

Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company; company’s past performance; and terms of the liquidation.

Changes to the Charter Document

Vote changes to the charter document on a CASE-BY-CASE basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Changing the Domicile of a Fund

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

Change in Fund’s Subclassification

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote AGAINST these proposals.

Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor’s reputation and past performance; and competitiveness of fund in industry.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Changes to the Charter Document

Vote changes to the charter document on a CASE-BY-CASE basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Mergers

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

Shareholder Proposals

Establish Director Ownership Requirement

Vote AGAINST the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: performance of the fund’s NAV and the history of shareholder relations.

Social and Environmental Issues (Chapter 14)

Social and Environmental Issues (Chapter 14)

CONSUMER ISSUES AND PUBLIC SAFETY

Animal Rights

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

•	The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

•	The availability and feasibility of alternatives to animal testing to ensure product safety, and

•	The degree that competitors are using animal-free testing.

Drug Pricing

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

•	Whether the proposal focuses on a specific drug and region;

•	Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness;

•	Whether the company already limits price increases of its products;

•	Whether the company already contributes life-saving pharmaceuticals to the needy; and

•	The extent that peer companies implement price restraints.

Genetically Modified Foods

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company’s products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

•	The costs and feasibility of labeling and/or phasing out;

•	The nature of the company’s business and the proportion of it affected by the proposal;

•	The proportion of company sales in markets requiring labeling or GMO-free products;

•	The extent that peer companies label or have eliminated GMOs;

•	Competitive benefits, such as expected increases in consumer demand for the company’s products; and

•	The risks of misleading consumers without federally mandated, standardized labeling.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company’s products. Such resolutions presuppose that there are proven health risks to GMOs—an issue better left to federal regulators—which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company’s products, taking into account:

•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution;

•	The extent that peer companies have eliminated GMOs;

•	The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products; and

•	Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs.

Vote AGAINST proposals seeking a report on the health effects of GMOs. Studies of this sort are better undertaken by regulators and the scientific community.

Handguns

Generally vote AGAINST requests for reports on a company’s policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

Predatory Lending

Vote CASE-BY CASE on requests for reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

•	Whether the company has adequately disclosed the financial risks of its subprime business; and

•	Whether the company has been subject to violations of lending laws or serious lending controversies.

Tobacco

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

•	Whether the company complies with all local ordinances and regulations;

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and

•	The risk of any health-related liabilities.

Advertising to youth:

•	Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;

•	Whether the company has gone as far as peers in restricting advertising; and

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth.

Cease production of tobacco-related products or avoid selling products to tobacco companies:

•	The percentage of the company’s business affected and

•	The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:

•	The percentage of the company’s business affected;

•	The feasibility of a spinoff; and

•	Potential future liabilities related to the company’s tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

Arctic National Wildlife Refuge

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

•	Whether there are publicly available environmental impact reports;

•	Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

•	The current status of legislation regarding drilling in ANWR.

CERES Principles

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

•	The company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;

•	The company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;

•	Environmentally conscious practices of peer companies, including endorsement of CERES; and

•	Costs of membership and implementation.

Environmental Reports

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming

Generally vote FOR reports on the level of greenhouse gas emissions from the company’s operations and products, unless the report is duplicative of the company’s current environmental disclosure and reporting. However, additional reporting may be warranted if:

•	The company’s level of disclosure lags that of its competitors or

•	The company has a poor environmental track record, such as violations of federal and state regulations.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

•	The nature of the company’s business and the percentage affected;

•	The extent that peer companies are recycling;

•	The timetable prescribed by the proposal;

•	The costs of implementation; and

•	Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

•	The nature of the company’s business and the percentage affected;

•	The extent that peer companies are switching from fossil fuels to cleaner sources;

•	The timetable and specific action prescribed by the proposal; and

•	The costs of implementation.

GENERAL CORPORATE ISSUES

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

•	The relevance of the issue to be linked to pay;

•	The degree that social performance is already included in the company’s pay structure;

•	The degree that social performance is used by peer companies in setting pay;

•	Violations or complaints filed against the company relating to the particular social performance measure;

•	Artificial limits sought by the proposal, such as freezing or capping executive pay;

•	Independence of the compensation committee; and

•	Current company pay levels.

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	The company is in compliance with laws governing corporate political activities, and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company’s political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

LABOR STANDARDS AND HUMAN RIGHTS

China Principles

Vote CASE-BY-CASE on proposals to implement the China Principles, taking into account:

•	The company’s current workplace code of conduct or adherence to other global standards and their similarity to the Principles;

•	Agreements with foreign suppliers to meet certain workplace standards;

•	How company and vendor facilities are monitored;

•	Peer company adherence to the Principles;

•	Costs and feasibility/legality of implementing the Principles;

•	Control of company and involvement of Chinese army/government; and

•	Whether the company has been recently involved in labor and human rights controversies or violations.

Country-specific human rights reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:

•	The nature and amount of company business in that country;

•	The company’s workplace code of conduct;

•	Proprietary and confidential information involved;

•	Company compliance with U.S. regulations on investing in the country; and

•	Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

•	The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;

•	Agreements with foreign suppliers to meet certain workplace standards;

•	How company and vendor facilities are monitored;

•	Company participation in fair labor organizations;

•	Type of business;

•	Proportion of business conducted overseas;

•	Countries of operation with known human rights abuses;

•	Whether the company has been recently involved in labor and human rights controversies or violations;

•	Peer company standards and practices; and

•	Union presence in company’s international factories.

Generally vote AGAINST proposals that mandate outside independent monitoring, which may entail sizable costs to the company unless there are serious concerns or controversies surrounding the company’s overseas operations.

Generally vote FOR reports outlining vendor standards compliance unless:

•	The company does not operate in countries with significant human rights violations;

•	The company has no recent human rights controversies or violations; or

•	The company already publicly discloses information on its vendor standards compliance.

MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

•	Company compliance with or violations of the Fair Employment Act of 1989;

•	Company antidiscrimination policies that already exceed the legal requirements;

•	The cost and feasibility of adopting all nine principles;

•	The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);

•	The potential for charges of reverse discrimination;

•	The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;

•	The level of the company’s investment in Northern Ireland;

•	The number of company employees in Northern Ireland;

•	The degree that industry peers have adopted the MacBride Principles; and

•	Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine and cluster bomb production, taking into account:

•	Whether the company currently manufactures landmines or landmine components and

•	Whether the company’s peers have renounced future production.

Spaced-Based Weaponization

Generally vote FOR reports on a company’s involvement in spaced-based weaponization unless:

•	The information is already publicly available or

•	The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

Board Diversity

Generally vote FOR reports on the company’s efforts to diversify the board, unless:

•	The board composition is reasonably inclusive in relation to companies of similar size and business or

•	The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

•	The degree of board diversity;

•	Comparison with peer companies;

•	Established process for improving board diversity;

•	Existence of independent nominating committee;

•	Use of outside search firm; and

•	History of EEO violations.

Equal Employment Opportunity (EEO)

Generally vote FOR reports outlining the company’s affirmative action initiatives unless:

•	The company has well-documented equal opportunity programs;

•	The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

•	The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

Generally vote FOR reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

•	The composition of senior management and the board is fairly inclusive;

•	The company has well-documented programs addressing diversity initiatives and leadership development;

•	The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and/or

•	The company has no recent EEO-related violations or litigation.

Sexual Orientation

Vote CASE-BY-CASE on proposals to amend the company’s EEO policy to include sexual orientation, taking into account:

•	Whether the company’s EEO policy is already in compliance with federal, state, and local laws;

•	Whether the company has any recent EEO violations or litigation; and

•	Whether the company faced controversies regarding unfair treatment of gay and lesbian employees.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

Global Proxy Voting Manual

Financial Results/Director and Auditor Reports

ISS General Recommendation & Policy

Vote FOR approval of financial statements and director and auditor reports, unless:

•	there are concerns about the accounts presented or audit procedures used; or

•	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Discussion

Most companies around the world submit these reports to shareholders for approval, and this is one of the first items on most agendas. The official financial statements and director and auditor reports are valuable documents when evaluating a company’s annual performance. The director report usually includes a review of the company’s performance during the year, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company.

The auditor report discloses any irregularities or problems with the company’s finances. While a qualified report by itself is not sufficient reason to oppose this resolution, it raises cautionary flags of which shareholders should be aware. Most auditor reports are unqualified, meaning that in the auditor’s opinion, the company’s financial statements are made in accordance with generally accepted accounting principles.

When evaluating a company’s financial statements, ISS looks at debt/equity levels on the balance sheet, historical sales and earnings performance, dividend history and payout ratios, and the company’s performance within its own country and relative to similar companies in its industry. Unless there are major concerns about the accuracy of the financial statements or the director or auditor reports, ISS recommends approval of this item.

Appointment of Auditors and Auditor Compensation

ISS General Recommendation & Policy

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	there are serious concerns about the accounts presented or the audit procedures used;

•	the auditors are being changed without explanation; or

•	nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Discussion

Most major companies around the world use one of the major international auditing firms to conduct their audits. As such, concerns about the quality and objectivity of the audit are minimal, and the reappointment of the auditor is usually a routine matter. Audit fees tend to be highly competitive and vary little between companies. However, if a company proposes a new auditor or an auditor resigns and does not seek reelection, companies should offer an explanation to shareholders. If shareholders request an explanation for a change in auditor and the company or retiring auditor fails to provide one, ISS recommends a vote against the election of a new auditor. If an explanation is otherwise unavailable, ISS recommends that shareholders abstain on this item.

Many countries also require the appointment of censors, or special auditors who ensure that the board and management are in compliance with the company’s articles. The censors’ role is purely advisory in nature. Proposals to appoint censors are routine, as the censors usually act as a secondary auditor for special audit requirements.

The practice of auditors providing nonaudit services to companies is problematic. While large auditors may have effective internal barriers to ensure that there are no conflicts of interest, an auditor’s ability to remain objective becomes questionable when fees paid to the auditor for nonaudit services such as management consulting, general bookkeeping, and special situation audits exceed the standard annual audit fees. While some compensation for nonaudit services is customary, the importance of maintaining the independence of the auditor is paramount. If fees from nonaudit services become significant without any clear safeguards against conflicts of interest, ISS recommends opposing the auditor’s reappointment.

Appointment of Internal Statutory Auditors

ISS General Recommendation & Policy

Vote FOR the appointment or reelection of statutory auditors, unless:

•	there are serious concerns about the statutory reports presented or the audit procedures used;

•	questions exist concerning any of the statutory auditors being appointed; or

•	the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Discussion

The appointment of internal statutory auditors is a routine request for companies in Latin America, Italy, Spain, Portugal, Japan, Korea, and Russia. The statutory auditing board is usually composed of three to five members, including a group chairman and two alternate members, all of whom are expected to be independent. In addition to the regular duty of verifying corporate accounts, the auditor board is responsible for supervising management and ensuring compliance with the law and articles of association. The auditors must perform an audit of the accounts every three months and present to shareholders a report on the balance sheet at the AGM. For most countries, the auditors are elected annually and may seek reelection. ISS recommends supporting the appointment of statutory auditors unless there are serious concerns about the reports presented or questions about an auditor’s qualifications.

Allocation of Income

ISS General Recommendation & Policy

Vote FOR approval of the allocation of income, unless:

•	the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	the payout is excessive given the company’s financial position.

Discussion

Many countries require shareholders to approve the allocation of income generated during the year. These proposals usually, but not always, contain an allocation to dividends. When determining the acceptability of this proposal, ISS focuses primarily on the payout ratio. Payouts of less than 30 percent or more than 100 percent are a trigger for further analysis. The minimum level of 30 percent is based on a review of international practice. Payouts of more than 100 percent are a signal that the company is dipping into reserves to make the payment.

Further analysis of payout ratios should include the following: an examination of historical payouts to determine if there is a long-term pattern of low payouts; exceptional events that may have artificially modified earnings for the year; the condition of a company’s balance sheet; comparisons with similar companies both domestically and internationally; and the classification of the company as growth or mature.

Justifications for extreme payouts must be reviewed carefully. If the company has an adequate explanation for a certain payout, ISS supports the income allocation as proposed. However, if a company has a pattern of low payouts, fails to adequately justify the retention of capital, and is not experiencing above-average growth, ISS recommends opposing the proposal. A vote against the payout is also recommended if a company appears to be maintaining an excessive payout that may affect its long-term health.

Stock (Scrip) Dividend Alternative

ISS General Recommendation & Policy

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Discussion

Stock (scrip) dividend alternatives, whereby shareholders are offered the option of receiving their dividend payment in the form of fully paid ordinary shares, are common proposals worldwide. While dividend payments in the form of shares in lieu of cash do not immediately add to shareholder value, they allow companies to retain cash and to strengthen the position and commitment of long-term shareholders. ISS opposes stock dividend proposals that do not allow a cash option unless management shows that the cash outflow is detrimental to the company’s health and to long-term shareholder value.

Amendments to Articles of Association

ISS General Recommendation & Policy

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Discussion

Requests to amend a company’s articles of association are usually motivated by changes in the company’s legal and regulatory environment, although evolution of general business practice can also prompt amendments to articles. Such proposals are especially common whenever stock exchange listing rules are revised, new legislation is passed, or a court case exposes the need to close loopholes.

Amendments to articles range from minor spelling changes to the adoption of an entirely new set of articles. While the majority of such requests are of a technical and administrative nature, minor changes in wording can have a significant impact on corporate governance. As such, ISS carefully scrutinizes any changes to a company’s articles.

From a company’s perspective, it is often more efficient to adopt a new set of articles than to introduce numerous amendments. However, bundling changes that treat different provisions of the articles into one voting item prevents shareholders from separating items of concern from routine changes. By leaving a shareholder with an all-or-nothing choice, bundling allows companies to include negative provisions along with positive or neutral changes.

When reviewing new or revised articles, ISS classifies each change according to its potential impact on shareholder value and then weighs the package as a whole. The presence of one strongly negative change may warrant a recommendation against the resolution. In assigning these classifications, ISS is not concerned with the nature of the article being amended, but rather focuses on whether the proposed change improves or worsens the existing provision.

The final criterion on which ISS bases its decision is whether failure to pass a resolution would cause an immediate loss of shareholder value. In such cases, ISS supports even a bundled resolution that includes negative changes.

Change in Company Fiscal Term

ISS General Recommendation & Policy

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Discussion

Companies routinely seek shareholder approval to change their fiscal year end. This is a decision best left to management. ISS opposes this resolution only if the company is changing its year end to postpone its AGM. Most countries require companies to hold their AGM within a certain period of time after the close of the fiscal year. If a company is embroiled in a controversy, it might seek approval to amend its fiscal year end at an EGM to avoid controversial issues at an AGM. ISS opposes the change in year end in these cases.

Lower Disclosure Threshold for Stock Ownership

ISS General Recommendation & Policy

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Discussion

ISS’s recommended level for ownership disclosure is five percent. A level below that does not add substantially to shareholders’ interests and is often only a pretext for an anti takeover defense. A lower level also requires a greater number of shareholders to disclose their ownership, causing a greater burden to shareholders and to the company.

Positions of more than five percent are significant, however, and this is the standard that the U.S. SEC uses.

In certain cases, shareholders may want to know of smaller positions-at a troubled company likely to be put in play, for example. ISS examines these companies to determine if these lower thresholds would benefit shareholders.

Amend Quorum Requirements

ISS General Recommendation & Policy

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Discussion

Quorum requirements differ widely by market. In the United States, for instance, a quorum of a majority of the outstanding shares is the norm. In many global markets, however, the percentage of shares represented at meetings is not as high as in the United States. Indeed, many companies incorporated in markets outside the United States have difficulty attaining a quorum.

Proposals to amend the quorum requirement are evaluated on a case-by-case basis based on market norms, the company’s reasons for the change, and the company’s ownership structure. With respect to the latter, companies that have a substantial shareholder or shareholder group should set their quorum requirement well above the percentage of shares owned by such shareholder or shareholder group. Quorum requirements are intended to ensure that a broad range of shareholders is represented at meetings. Setting a quorum requirement that is too low, whether in absolute terms or relative to the holdings of a large shareholder, undermines this purpose. A low quorum requirement is of particular concern in markets where resolutions are decided on the basis of either shares present and entitled to vote at a meeting or votes cast at the meeting; in such cases, once a quorum is attained the shares present, regardless of whether they are representative of the entire body of shareholders, will be able to decide the matters under consideration at the meeting.

Transact Other Business

ISS General Recommendation & Policy

Vote AGAINST other business when it appears as a voting item.

Discussion

This item provides a forum for questions and any other resolutions that may be brought up at the meeting. In most countries the item is a formality and does not require a shareholder vote, but companies in certain countries include other business as a voting item. Because shareholders who vote by proxy cannot know what issues will be raised under this item, ISS cannot recommend that shareholders approve this request when asked for a vote. While ISS recognizes that in most cases this item is a formality or includes discussion that will have no impact on shareholders, shareholders cannot risk the negative consequences of voting in advance on an item for which information has not been disclosed.

Director Elections

ISS General Recommendation & Policy

Vote FOR management nominees in the election of directors, unless:

•	there are clear concerns about the past performance of the company or the board; or

•	the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

Discussion

ISS considers director elections to be one of the most important voting decisions that shareholders make, especially because shareholders are only given the opportunity to review their companies’ operations once a year at the AGM. Thus, if detailed information on boards or nominees is available, analysis to the highest degree possible is warranted. Directors function as the representatives of shareholders throughout the year and are therefore a crucial avenue of ongoing influence on management.

Levels of disclosure regarding directors vary widely. In some countries, such as the United Kingdom, Canada, and Australia, companies publish detailed information such as director biographies, share ownership, and related information that aids shareholders in determining the level of director independence. In many other countries, the only information available on directors is their names, while still other countries disclose no information at all. In cases where detailed information about directors is not available, it would be counterproductive to vote against directors on the basis of a lack of information. Opposition to specific nominees or boards should be supported by specific problems or concerns.

While ISS supports the annual election of directors, boards in many countries are divided into two or more classes that are elected on a staggered basis. This system of classified boards is common across the world. Only Canadian companies routinely elect the entire board on an annual basis, but even in Canada companies may classify their board if an appropriate amendment is made to the articles. In certain countries, executive directors may be appointed for terms of up to five years, and a company’s articles may give executive directors protected board seats under which they are not subject to shareholder election. ISS opposes protected board seats and preferential treatment of executive directors.

When reviewing director election proposals, ISS examines board composition, company performance, and any negative views or information on either the company or individual directors. ISS determines the number of executive, independent, and affiliated directors on the board, the existence and composition of board committees, and the independence of the chairman. An affiliated director is defined as one who represents a major shareholder; has significant commercial contacts with the company as a legal counsel, auditor, or consultant; has held executive positions within the company in the past; or is related to the founding family, another board member, or a top executive. In cases where board composition is of concern, the company’s general health and its recent financial performance may play a part in the evaluation of directors. Individual director information is also considered, including share ownership among director nominees.

ISS also takes into account the attendance records of directors when such information is provided to shareholders, using a benchmark attendance rate of 75 percent of board meetings. If an individual director fails to attend at least 75 percent of board meetings for two or more consecutive years, ISS makes further inquiries to the company regarding the absences. ISS recommends withholding votes against the director unless the company has provided a reasonable explanation for the absences. International companies tend to have directors who reside in other countries on their boards, making attendance difficult. While ISS understands the difficulties imposed on such directors, failing to attend meetings prevents directors from fulfilling their fiduciary obligations and adequately representing shareholder interests. Other business obligations and conflicting travel schedules are not acceptable reasons for consistently poor attendance records. ISS supports the use of teleconferencing and videoconferencing to cope with the increasing time and travel demands faced by directors in global business.

Statements of corporate governance practices are also helpful in reviewing director election proposals, but only in a few countries are these routinely included as part of the annual report, usually as a listing requirement of the major stock exchange. These reports are required in Australia, Canada, South Africa, and the United Kingdom.

For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management’s nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

Director Compensation

ISS General Recommendation & Policy

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discussion

Proposals seeking shareholder approval for nonexecutive directors’ fees are not controversial in most countries. ISS generally supports resolutions regarding directors’ fees unless they are excessive relative to fees paid by other companies in the same country or industry. In evaluating such proposals, ISS focuses on the fees paid to each nonexecutive or, if such detailed information is not available, on the aggregate amount payable to all of the nonexecutives. Where available, ISS will also take into consideration evidence of past abuses, both by the company and those, if any, characteristic of the market.

Companies in many markets provide their nonexecutives an option to receive all or a portion of their cash fees in the form of company shares. We approve these measures as the exchange is on a ‘dollar-for-dollar’ basis, that is, as long as a director receives shares having a cash value equal to that of the foregone fees, with the share price used for such calculation being determined on a reasonable date. While there is some dilution associated with such payments, such dilution is minimal, and in any event, increasing directors’ share ownership is likely to align the interests of the directors with those of shareholders.

However, we will not support such arrangements if the exchange is not dollar-for-dollar; such exchanges put shareholders at a disadvantage by providing directors the opportunity to receive shares at discount, and the interests of directors who have acquired shares at a discount are likely to be less closely aligned with those of other shareholders. Some companies provide their nonexecutive directors the opportunity to exchange all or a portion of their cash fees for stock options; we would evaluate such grants in accordance with our stock option guidelines.

As is already common in the United States, companies in some global markets have begun to provide their nonexecutives with stock options as a separate element of their remuneration. In such countries, proposals seeking approval for the remuneration of nonexecutive directors cannot be evaluated without detailed information regarding the proposed remuneration, which could include options, and in some cases, discounted options. Remuneration proposals that include option grants must be evaluated in accordance with the guidelines for stock options. Likewise, remuneration proposals that could include option grants-by virtue of their being proposed by a company in a market where option grants to nonemployee directors are common-must also be evaluated in accordance with the guidelines for stock options.

Some countries require shareholder approval for the remuneration of executive as well as nonexecutive directors. Companies in such markets occasionally bundle nonexecutive and executive remuneration proposals into a single resolution. While ISS generally believes that executive compensation is the purview of the board, when proposed executive compensation is gratuitous or otherwise excessive in light of market norms or there is past evidence of abuse, ISS will recommend a vote against such resolutions. In reviewing such proposals, our analysis focuses, among other things, on the amount of the proposed compensation relative to market norms but also relative to the company’s financial performance. For example, absent performance criteria and appropriate limits, it would be inappropriate to approve a resolution entitling an executive to a bonus equal to a substantial portion of a company’s profits.

Retirement benefits for nonexecutive directors are inappropriate, as they increase the directors’ financial reliance on the company and could call into question the objectivity of their decision-making. In addition, most directors have served as senior executives of other companies, and adequate retirement benefits should be provided through these companies. The only caveat to this policy would be for professional nonexecutive directors such as those found in the United Kingdom. However, requests for such benefits in the United Kingdom are rare, and the appropriateness of using shareholder funds in this manner is questionable.

Discharge of Board and Management

ISS General Recommendation & Policy

Vote FOR discharge of the board and management, unless:

•	there are serious questions about actions of the board or management for the year in question; or

•	legal action is being taken against the board by other shareholders.

Discussion

The annual formal discharge of board and management represents shareholder approval of actions taken during the year. Discharge is a tacit vote of confidence in the company’s management and policies. It does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue. Meeting agendas normally list proposals to discharge both the board and management as one agenda item.

This is a routine item in many countries. Discharge is generally granted unless a shareholder states a specific reason for withholding discharge and plans to undertake legal action. Withholding discharge is a serious matter and is advisable only when a shareholder has concrete evidence of negligence or abuse on the part of the board or management, has plans to take legal action, or has knowledge of other shareholders’ plans to take legal action.

If evidence suggests that one or more board or management members are responsible for problems such as fraud or grave mismanagement, shareholders can withhold discharge from these individuals and pursue further legal action. Poor performance that can be directly linked to flagrant error or neglect on the part of the board or management, or board actions that are detrimental to shareholders’ interests, may also constitute grounds for voting against discharge.

If shareholders approve discharge of the board and management, they will face a greater challenge if they subsequently decide to pursue legal action against these parties. Shareholders would be required to prove that management or the board did not supply correct and complete information regarding the matter in question.

Director, Officer, and Auditor Indemnification and Liability Provisions

ISS General Recommendation & Policy

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Discussion

The scope of directors’ and officers’ indemnification and liability provisions varies by market. Within reason, ISS seeks to respect the indemnification and liability protections applicable in each market, but some markets allow companies to provide indemnification and liability protection that we deem excessive. In general, ISS believes that officers and directors should only be eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company. Providing indemnification and liability protection beyond such levels would effectively absolve officers and directors of their duties to shareholders. ISS recognizes that limiting a company’s ability to provide liability and indemnification protection may limit its ability to attract and retain qualified directors and executives and that indemnification provisions afford directors and officers protection to take risks and maximize shareholder wealth. However, ISS also believes that providing liability and indemnification protection in excess of that outlined above could unfairly prejudice shareholders in holding officers and directors accountable and that the level of protection allowed under our guidelines represents a reasonable compromise.

When evaluating indemnification and liability provisions in more developed markets that enumerate the duty of loyalty and the duty of care, ISS also takes into account the liability and indemnification provisions contained in ISS’s U.S. Proxy Voting Guidelines.

Although ISS supports indemnifying directors and officers, ISS opposes providing these protections to auditors. These payments call into question the objectivity of the auditor in carrying out the audit, as the fees paid on its behalf could be greater than the audit fees alone. Eliminating concerns about being sued for carelessness could also lead to a decrease in the quality of the audit. Given the substantial settlements against auditors in recent years for poor audit practices, the cost of such insurance to the company and its shareholders is unwarranted.

Board Structure

ISS General Recommendation & Policy

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Discussion

Resolutions relating to board structures range from fixing the number of directors or establishing a minimum or maximum number of directors to introducing classified boards and director term limits.

Board Size

Proposals to fix board size are common and are routinely approved. Proposals to establish a range of board size are also frequent; a range of two or three open slots relative to the existing board size is reasonable, as it gives the company some flexibility to attract potentially valuable board members during the year. Latitude beyond this range is inappropriate, however, because companies can use this freedom to hinder unwanted influence from potential acquirers or large shareholders.

Adopt Classified Board

ISS prefers that all directors stand for reelection every year. All directors should be accountable to shareholders on an annual basis, as the ability to elect directors is the single most important use of the shareholder franchise.

While classified boards are the norm in most countries, some companies have chosen to place their directors up for annual election. ISS supports initiatives to declassify boards and opposes proposals to classify previously unstaggered boards. Classifying the board makes it more difficult to effect a change of control through a proxy contest; because only a minority of the directors are elected each year, a dissident shareholder would be unable to win control of the board in a single election.

Introduction of Mandatory Age of Retirement

ISS believes that age should not be the sole factor in determining a director’s value to a company. Rather, each director’s performance should be evaluated on the basis of their individual contribution and experience.

Altering Board Size

Companies may attempt to increase board size in order to add related or like-minded directors to the board. Conversely, establishing a minimum number of directors could make it easier to remove independent directors from the board. ISS considers these proposals on a case-by-case basis.

All proposals to alter board size during a proxy fight or other possible contests for control should be opposed. Allowing directors to alter the terms of a contest while it is underway is not in shareholders’ interests, as this tactic could be used to thwart a takeover that is in shareholders’ interests.

Two-Tiered Boards

Companies in many countries have a two-tiered board structure, comprising a supervisory board of nonexecutive directors and a management board with executive directors. The supervisory board oversees the actions of the management board, while the management board is responsible for the company’s daily operations. Companies with two-tiered boards elect members to the supervisory board only; management board members are appointed by the supervisory board. In Austria, Brazil, the Czech Republic, Germany, Peru, Poland, Portugal, and Russia, two-tiered boards are the norm. They are also permitted by company law in France and Spain.

Capital Systems

Companies have one of two main types of capital systems: authorized and conditional. Both systems provide companies with the means to finance business activities, but they are considerably different in structure. Which system is used by a company is determined by the economic and legal structure of the market in which it operates.

Authorized Capital System

The authorized capital system sets a limit in a company’s articles on the total number of shares that can be issued by the company’s board. The system allows companies to issue shares from this preapproved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the amount of shares contained in the articles is inadequate for issuance authorities. ISS reviews proposals for such increases based on the following criteria: the history of issuance requests; the size of the request; the purpose of the issuance (general or specific) associated with the increase in authorization; and the status of preemptive rights (see pol.19 and pol.21).

Conditional Capital System

Under the conditional capital system, companies seek authorizations for pools of capital with fixed periods of availability. For example, if a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without preemptive rights, issuable piecemeal at the discretion of the board for a fixed period of time. Shares unissued after the fixed time period lapse. This type of authority would be used to carry out a general rights issue or small issuances without preemptive rights.

Requests for a specific issuance authority are tied to a specific transaction or purpose, such as an acquisition or the servicing of convertible securities. Such authorities cannot be used for any purpose other than that specified in the authorization. In this case, a company requests the creation of a certain number of shares with or without preemptive rights, issuable as needed for the specific purpose requested. This pool of conditional capital also carries a fixed expiration date.

In reviewing these proposals, ISS takes into consideration the existence of pools of capital from previous years. Because most capital authorizations are for several years, new requests may be made on top of the existing pool of capital. While most requests contain a provision to eliminate earlier pools and replace them with the current request, this is not always the case. Thus, if existing pools of capital are being left in place, the aggregate potential dilution amount from all capital should be considered.

Share Issuance Requests

ISS General Recommendation & Policy

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

General Issuances

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Approval of such requests gives companies sufficient flexibility to carry out ordinary business activities without having to bear the expense of calling shareholder meetings for every issuance.

Issuances can be carried out with or without preemptive rights. Preemptive rights permit shareholders to share proportionately in any new issuances of stock. These rights guarantee existing shareholders the first opportunity to purchase shares of new issuances of stock in the class they own in an amount equal to the percentage of the class they already own. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

ISS believes that the ability to double share capital through a rights issue (with preemptive rights) provides the company with sufficient financing to meet most contingencies. Rights issues for general capital needs of more than 100 percent of outstanding capital warrant shareholder approval. Issuance authorities of more than 100 percent can lead to excessive cash calls on shareholders, requiring them to provide the funds necessary to maintain their relative positions in the company or to accept substantial dilution.

In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders suffer dilution as a result of such issuances. Therefore, authorizations should be limited to a fixed number of shares or a percentage of capital at the time of issuance. While conventions regarding this type of authority vary widely among countries, ISS routinely approves issuance requests without preemptive rights for up to 20 percent of a company’s outstanding capital.

Stock exchange listing rules also play a factor in determining the acceptability of share issuance requests. In some markets, companies may ask for the authority to issue all of their authorized but unissued share capital, yet the country’s stock exchange prevents a company from issuing more than ten percent of the company’s share capital in any one year without seeking additional shareholder approval. Another example is global companies that are listed on NASDAQ or the New York Stock Exchange (NYSE). Generally speaking, companies listed on NASDAQ and the NYSE must seek shareholder approval for any issuance of shares or of securities convertible into shares in excess of 20 percent of the company’s outstanding shares at the time of issuance. If stock exchange listing requirements include adequate safeguards with respect to share issuances, ISS will approve the request unless there are specific concerns with the company.

Specific Issuances

Specific issuance requests should be judged on their individual merits. For example, a company may request the issuance of shares for an acquisition in the form of a rights issue to raise funds for a cash payment, or else a company could request an issuance without preemptive rights for use in a share-based acquisition or issuance to a third party. Such a request could be of any size, and ISS recommends approval as long as the proposal is sound. A more routine request would be an authority to issue shares without preemptive rights for issuance as needed upon conversion of convertible securities or to service a share option plan. These shares can only be used for the purpose defined in the resolution.

Increases in Authorized Capital

ISS General Recommendation & Policy

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Discussion

Increases in authorized capital are requested both for general financing flexibility and to provide for a specific purpose. Companies need an adequate buffer of unissued capital in order to take advantage of opportunities during the year, thus they often request increases in authorized capital for no specific purpose other than to retain this flexibility. ISS believes that approving such requests is reasonable.

An increase of 100 percent over the existing authorization gives the company sufficient flexibility in any given year, but requiring that at least 30 percent of the new authorization be outstanding also limits the company’s ability to abuse this privilege. If a company wishes to issue shares for any unforeseen reason during the year that would double (or possibly triple) outstanding share capital, an EGM to seek shareholder approval is justified.

Another important consideration is the status of preemptive rights. Not all countries recognize shareholders’ preemptive rights, and excessive authorizations could lead to substantial dilution for existing shareholders. When preemptive rights are not guaranteed, companies do not need shareholder approval for share issuances as long as the issuance does not result in an increase above the authorized capital limit.

For specific requests, increases in capital up to any size may be justified if the purpose of the new authorization is in shareholders’ interests. Such increases may be needed to fund a variety of corporate activities, thus each proposal must be reviewed on its individual merits. However, the same concerns with dilution exist if the outstanding capital is still less than 30 percent of the new authorization after all issuances take place.

ISS recommends that shareholders vote against proposals seeking to increase authorized capital to an unlimited number of shares. ISS does not believe that companies need unlimited financial flexibility to transact ordinary business because such an arrangement precludes management from periodically consulting shareholders for new capital. Unlimited authorizations may also be used as anti takeover devices, and they have the potential for substantial voting and earnings dilution. As such, they are not in shareholders’ best interests.

Preferred Stock

ISS General Recommendation & Policy

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Discussion

Preferred stock is an equity security, but also has certain features that liken it to debt instruments, such as fixed dividend payments, seniority of claims relative to regular common stock, and (in most cases) no voting rights except on matters that affect the seniority of preferred stock as a class. Preferred stock usually ranks senior to a company’s ordinary shares with respect to dividends and the distribution of assets or winding up of the company. Preferred stock can be an effective means of raising capital without increasing debt levels, especially if a company has recently concluded a series of acquisitions.

In determining the acceptability of proposals relating to preferred stock, ISS examines the rights and terms of the proposed shares, including their designation, conditions, restrictions, and limitations. ISS prefers that the terms of preferred stock be set out at the time of the issuance or authorization request. Also important is the company’s justification for issuing or authorizing preferred stock. Whether or not the preferred shares carry voting rights is also considered, especially if the preferred stock will feature superior voting rights to the common shares. While ISS believes that preferred shares are a valid form of financing, we also believe that the creation or issuance of preference shares should be limited to 50 percent of a company’s share capital. ISS will also oppose cases where there has been evidence of management abuse of a past issuance authority.

Voting Preferred Stock

In some markets, preferred stock carries voting rights. Such preference shares may carry voting rights equal to the voting rights of the common shares or may carry multiple voting rights. In such cases, ISS’s guidelines on capital structure are applied. ISS supports a one share, one vote policy and opposes measures that seek to establish dual-class capital structures. However, if a company already has a preference share authorization with different voting rights than the common shares, ISS will approve additional issuances of the preference shares, as long as issuances of these preferred shares are limited and do not adversely affect the rights of common shareholders.

Convertible Preferred Stock

Companies may also seek approval for the creation or issuance of preferred stock that is convertible into common stock. If the shares are convertible into common shares, ISS evaluates the conversion ratio and calculates the maximum number of shares that could be issued upon conversion to determine the potential amount of dilution that could result for common shareholders as a result of the proposal. ISS’s equity issuance guidelines are then applied to determine whether the level of dilution is in shareholder’s best interests.

Blank Check Preferred Stock

Companies may also seek shareholder approval for blank check preferred stock, which refers to blanket authorities to issue preferred stock under which the directors are allowed to set the size, terms, and recipient of such shares at the time of issuance. Blank check preferred stock can be used for legitimate corporate purposes such as raising capital or making acquisitions. By not establishing the terms of preferred stock at the time the class of stock is created, companies maintain the flexibility to tailor their preferred stock offerings to prevailing market conditions. However, blank check preferred stock can also be used as an entrenchment device. The ability to issue a block of preferred stock with multiple voting or conversion rights to a friendly investor is a powerful takeover defense.

ISS supports blank check preferred stock proposals as long as the proposal states that the shares will not be issued as a takeover defense. ISS also considers, on a case-by-case basis, proposals to increase authorizations of blank check preferred stock when shareholders have already approved the class of stock and the company has a history of issuing such stock for legitimate financing purposes. Theoretically, companies with authorized blank check preferred stock can use these shares for anti takeover purposes as long as there are a few shares remaining, as they are free to set voting or conversion terms with each issue. Therefore, an increase in authorization may have little effect on the usage of this stock. In cases where a company has issued preferred stock from its authorization for legitimate financing purposes, there is no reason to object to an increase.

Reduction of Capital

ISS General Recommendation & Policy

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Discussion

Proposals to reduce capital can cover a variety of corporate actions, ranging from routine accounting measures to reductions pertaining to a significant corporate restructuring in the face of bankruptcy. In addition, proposals to reduce capital can vary significantly from market to market as a result of local laws and accounting standards. Some examples of capital reduction proposals found overseas include:

Reduction in Stated Capital

One example of this type of proposal asks shareholders to allow the board to reduce the company’s deficit and create a contributed surplus by effecting a reduction in the state capital of the company’s common shares. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. Should that situation occur, under some corporate law statutes the company would be prohibited from paying dividends on its shares. ISS usually supports such proposals as they are considered to be routine accounting measures. This type of proposal is seen often in Canada.

Reduction in Connection with Cancellation of Repurchased Shares

A company may also seek a reduction in capital corresponding to the cancellation of shares repurchased in connection with an earlier buyback authorization. The amount of equity that may be cancelled is usually limited to ten percent by national law. This type of proposal is seen most often in Scandanavia, Japan, Spain, and some Latin America markets and is considered a routine accounting measure.

Reduction in Connection with Dividend Payments

If a board determines growth in income to be insufficient to enable the payment of a dividend, it may propose to lower the par value of the company’s shares and pay the difference in par value back to the shareholders, effecting a corresponding reduction in capital. Such reduction is normally effected proportionately against all outstanding capital, and therefore does not involve any material change relative to shareholder value. Thus, ISS generally recommends that shareholders vote for these proposals, which are most often seen in Switzerland, Spain, and some Latin American markets.

Reduction in Connection with Repayment and Cancellation of Deferred Shares and Preference Shares

Companies may also seek approval for the reduction of share capital pursuant to a repayment and cancellation of deferred shares or preference shares. Deferred shares may be created as bonus shares by a company capitalizing credit from a share premium account pursuant to a reorganization plan, for example, to return excess capital back to shareholders. The company then repurchases the bonus shares in exchange for cash equal to their nominal value and cancels them through a capital reduction. Companies that have preference shares outstanding may also request to cancel and repay these shares which may no longer be required for the carrying out of their financial objectives and may accrue administration costs which have become disproportionate to the benefits of maintaining such shares. Preference shares also carry certain rights that restrict the flexibility of conducting certain corporate actions, in particular share repurchases, which is another reason why companies propose to cancel such shares. In either case, ISS supports such reductions as they simplify capital structure and save on administration costs and remove certain restrictions associated with preference shares. This type of proposal is commonly seen in the United Kingdom.

Reduction in Connection with Restructuring

As noted above, some proposals to reduce capital are made in connection with a significant corporate restructuring. ISS generally supports such proposals because opposition could lead to insolvency, which is not in shareholders’ interests. Evaluation of this type of proposal should take a realistic approach to the company’s situation and the future prospects for shareholders.

Capital Structures

ISS General Recommendation & Policy

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Discussion

A key decision for any business is determining its capital structure. When timed correctly, sophisticated capital management-finding the right mix of equity, long-term debt, and short-term financing-can enhance shareholder returns. This process involves coordination of important issues, including dividend policy, tax and interest rates, types of assets, opportunities for growth, ability to finance new projects internally, and cost of obtaining additional capital.

These decisions are best left to a company’s board and senior management, who should be given the latitude to determine the company’s capital structure. However, shareholders should be aware that many financing decisions could have an adverse effect on shareholder returns. For example, additional equity financing may reduce an existing shareholder’s ownership interest and can dilute the value of the investment. Some capital requests can be used as takeover defenses; in response to this situation, company laws establish limits on management’s authority to issue new capital and often require shareholder approval for significant changes in management’s existing authorizations.

ISS supports a one share, one vote policy and opposes mechanisms that skew voting rights. Shareholders’ voting rights should accrue in accordance with their equity capital commitment to the company. Dual class capital structures entrench certain shareholders and management, insulating them from possible takeovers or other external influence or action. The interests of parties with voting control may not be the same as those of shareholders constituting a majority of the company’s capital. Additionally, research and market experience have shown that companies with dual class capital structures or other anti takeover mechanisms consistently trade at a discount to similar companies without such structures.

When companies with dual class capital structures seek shareholder approval for the creation of new shares, ISS opposes the creation of additional supervoting shares because this perpetuates the dual class structure. If companies are seeking to increase ordinary or subordinate share capital, ISS reviews such requests on a case-by-case basis. If the shares are needed for a specific purpose, ISS recommends approval as long as the proposal meets the issuance guidelines for specific requests. Refusing such requests could cause an immediate loss of shareholder value by not allowing the company to carry out its ordinary business. However, ISS opposes general share creation requests on the grounds that they would perpetuate unequal voting structures. If shareholders routinely approve the creation of ordinary or subordinate voting shares, the company has no incentive to reform its capital structure. By not approving such requests, shareholders can send a signal of dissatisfaction to management.

Debt Issuance Requests

ISS General Recommendation & Policy

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Discussion

Debt issuance is a popular financing strategy in world markets. Companies routinely issue bonds directly to shareholders in order to raise funds while enjoying low borrowing costs, although bonds are also often issued without preemptive rights. The issuance of unsecured debt can often include warrants, which are detached at the time of bond issuance. Warrants are usually attached to a debt issuance in order to enhance the marketability of the accompanying fixed income security. Debt instruments are often issued with the right to convert into equity securities. Convertible bonds give holders the choice of becoming shareholders, thereby increasing the shareholder base and liquidity of the company’s stock, or selling their newly converted shares on the open market. In addition, many companies issue debt denominated in currencies other than that of their home market.

When evaluating a debt issuance request, ISS determines the type of debt instrument being issued, the characteristics of the instrument (including whether or not it is convertible into common stock), the intended recipient of the issuance, and the company’s justification for the issuance.

In the case of convertible debt, ISS evaluates the conversion ratio and calculates the maximum number of shares that could be issued upon conversion to determine the potential amount of dilution that could result from the proposal. ISS’s equity issuance guidelines are then applied to determine whether the level of dilution is in shareholders’ best interests.

In the case of nonconvertible debt, ISS takes into account the size and purpose of the increase, and the board’s use of past authorizations including examining whether there has been a history of abuse of the authorities. ISS looks at the company’s current financial situation, specifically examining its current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. ISS also considers other factors such as the company’s growth over the past five years relative to earnings or market capitalization, recent corporate events that might affect the company’s bottom line (such as the acquisition of a major competitor or the release of a revolutionary product), and the normal debt levels in the company’s industry and country of origin. Although all of these considerations are factored into ISS’s analysis of debt issuance proposals, ISS generally believes that such financing concerns are best decided by management. ISS will, however, issue vote recommendations against such proposals in cases where there has been evidence of management abuse of an authority, where the proposal is not in line with market practices, or extreme cases where shareholders’ rights could be negatively affected.

Companies may also seek shareholder approval to restructure existing debt arrangements. ISS generally supports restructuring proposals, particularly if the company is in danger of default. However, ISS will oppose restructuring proposals in which common shareholders are being treated unfairly.

Pledging of Assets for Debt

ISS General Recommendation & Policy

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Discussion

In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its assets. In many cases, this is a routine request and is a formality under the relevant law. When reviewing such proposals, ISS takes into account the terms of the proposed debt issuance and the company’s overall debt level. If both of these factors are acceptable, ISS recommends supporting these requests.

Increase in Borrowing Powers

ISS General Recommendation & Policy

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Discussion

In some countries, companies are required to seek shareholder approval for increases in their aggregate borrowing power authorities. The aggregate limit on the board’s ability to borrow money is often fixed in a company’s articles, and shareholder approval to change this limit is therefore legally required. ISS believes that a company’s financing needs are best determined by the board, and modest increases in borrowing powers are necessary to allow the company to take advantage of new acquisition opportunities or to complete development and restructuring projects. ISS’s analysis of borrowing power increase requests take into account management’s stated need for the increase, the size of the increase, and the company’s current gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If an increase is excessive without sufficient justification and if a company already has exceptionally high gearing compared to its industry, ISS recommends opposing the request.

Share Repurchase Plans

ISS General Recommendation & Policy

Vote FOR share repurchase plans, unless:

•	clear evidence of past abuse of the authority is available; or

•	the plan contains no safeguards against selective buybacks.

Discussion

Proposals regarding share repurchase plans are routine in most countries, and such plans are usually sufficiently regulated by local laws or listing requirements to protect shareholder interests.

ISS looks for the following conditions in share repurchase plans: limitations on a company’s ability to use the plan to repurchase shares from third parties at a premium; limitations on the exercise of the authority to thwart takeover threats; and a requirement that repurchases be made at arm’s length through independent third parties and that selective repurchases require shareholder approval.

Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. ISS believes that when timed correctly, stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

Reissuance of Shares Repurchased

ISS General Recommendation & Policy

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Discussion

ISS generally believes that properly timed repurchases of company shares can enhance shareholder value and improve general shareholder returns. With good timing and proper safeguards, the same returns and improvements in shareholder value can be generated through the reissuance of the shares repurchased. In most countries, the text of this general mandate provides sufficient shareholder protection to make this item routine. When reviewing such proposals, ISS takes into account the country’s legal framework for such reissuances and the company’s history of reissuing shares under the authority.

Capitalization of Reserves for Bonus Issues/Increase In Par Value

ISS General Recommendation & Policy

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Discussion

Companies routinely carry out bonus issues of shares or increases in par value to existing shareholders, usually through the capitalization of reserves from either the share premium reserve or the retained earnings account. Capitalization of these reserves-transferring them into the share capital account-usually requires shareholder approval. These issuances essentially function as dividends.

When companies increase par value or capitalize reserves and distribute new fully paid shares to shareholders free of charge through a bonus issue, there is no cost to shareholders to maintain their stakes and no risk of dilution. This procedure transfers wealth to shareholders and does not significantly impact share value. The only impact on shareholders is that by increasing the number of shares on issue, the company could increase liquidity, enhance marketability, and ultimately expand its shareholder base.

Reorganizations/Restructurings

ISS General Recommendation & Policy

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Discussion

Requests to approve corporate reorganizations or restructurings range from the routine shuffling of subsidiaries within a group to major rescue programs for ailing companies. ISS usually approves such resolutions unless there are clear conflicts of interest among the various parties, shareholders’ rights are being negatively affected, or certain groups or shareholders appear to be getting a better deal at the expense of general shareholders.

In the case of routine reorganizations of assets or subsidiaries within a group, ISS’s primary focus with the proposed changes is to ensure that shareholder value is being preserved. This includes the effect of the reorganization on the control of group assets, the final ownership structure, the relative voting power of existing shareholders if the share capital is being adjusted, and the expected benefits arising from the changes.

In the case of a distress restructuring of a company or group, shareholders’ options are far more limited; often, they have no choice but to approve the restructuring or lose everything. In such cases, ISS first determines the company’s degree of distress by determining whether or not the company still has a positive net asset value-that is, if realizable assets are greater than liabilities. Although rare, liquidation should be considered an option in these situations.

In most cases, however, the company has a negative asset value, meaning that shareholders would have nothing left after a liquidation. ISS seeks to ensure that the degree of dilution proposed is consistent with the claims of outside parties and is commensurate with the relative commitments of other company stakeholders. Existing shareholders usually must accept the transfer of majority control over the company to outside secured creditors. Ultimately, ownership of a small percentage of something is worth more than majority ownership of nothing.

Mergers and Acquisitions

ISS General Recommendation & Policy

Vote FOR mergers and acquisitions, unless:

•	the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

•	the company’s structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

Discussion

When evaluating the merits of a proposed acquisition, merger, or takeover offer, ISS focuses on the impact of the proposal on shareholder value, both in the immediate and long term. The primary concern is to determine whether or not the proposal is beneficial to shareholders’ existing and future earnings stream and to ensure that the impact on voting rights is not disproportionate to that benefit. Although ISS examines these proposals primarily from a corporate governance perspective, a variety of other factors are considered, including the financial terms of the transaction and the strategic rationale for the proposal.

In the case of an acquisition, ISS examines the level of voting or earnings dilution and the logic of the proposed purchase if large share issuances are required. The method of financing is also important, as various methods can result in different valuations than originally perceived. ISS also checks for an independent valuation of the terms, particularly if the target of the acquisition is not a publicly traded entity or asset and precise market valuations are not readily available. ISS also considers the control premium in the transaction. Control premiums on acquisitions vary widely depending on the industry, the time period, and the country. For publicly traded entities or assets, ISS looks at the price of the acquisition relative to the average market price prior to any announcement, as well as the historical price trends for 60 days prior. For nonpublicly traded entities or assets, an independent financial evaluation becomes even more important.

In the case of mergers, ISS examines whether or not the merger makes commercial or strategic sense for the company. ISS also considers the method of effecting the merger and the ultimate impact on shareholders of the proposed financial and corporate governance structure. While historical relative valuations based on market prices are useful in the financial evaluation process, the often complicated financial details of such proposals make an independent fairness opinion of extreme importance. The proposed board structure, share capital structure, relative share ownership, and any takeover defenses of the new company are all important factors for consideration in this evaluation process.

Obviously, levels of disclosure regarding merger and acquisition proposals will vary greatly from market to market. In more developed markets, shareholders are often provided with detailed financial and governance information as well as an independent fairness opinion and in some cases, a formal valuation report. When evaluating proposals in these markets, ISS relies primarily on the documents and information provided by the company and its advisors. However, in many emerging markets, detailed information regarding mergers and acquisitions can be scarce. In these markets, ISS must rely more heavily on secondary sources, including local shareholder associations, market reaction to the proposed transaction, and news reports.

If the details of a given proposal are unclear or not available and a fairness opinion (in markets where they are regularly provided) is also not available, ISS recommends either abstaining on or voting against the proposal. Abstention would most likely be the result of a lack of information about the proposal. If a company is uncooperative in providing information about the proposal or is evasive when responding to questions, ISS recommends voting against it.

Mandatory Takeover Bid Waivers

ISS General Recommendation & Policy

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Discussion

Many countries impose a bid threshold that forces any shareholder whose stake exceeds the limit to tender a public bid to all the other owners to purchase the remaining shares. The thresholds are imposed either by national law, stock exchange rules, or a company’s articles of association. This mandatory takeover bid rule prohibits a shareholder from owning a large stake in the company and having a dominating voice in the decision making without being required to purchase the remainder of the shares. Without such a requirement, the other shareholders, although potentially holding a substantial percentage of the company’s shares, would be left with relatively little say in decisions. Mandatory bid requirements also seek to prevent ‘creeping acquisitions’ and to ensure that shareholders, other than the controlling shareholder, receive a control premium when control of the company shifts to the large shareholder.

ISS opposes proposals to exempt a large shareholder from the obligation to bid. The requirement that a takeover bid should be launched when a substantial amount of shares have been acquired prevents the entrenchment of the controlling shareholder and protects minority owners.

ISS does make an exception to the mandatory takeover bid rule when the event prompting the takeover bid is a repurchase by the company of its own shares. When a company repurchases its own shares, the relative stake of a large shareholder increases even though the number of shares held by the large shareholder has not changed. In certain markets, notably the United Kingdom and Ireland, the mandatory bid rules require a large shareholder to make a takeover bid if its stake in the company is increased on a relative basis as a result of a share repurchase by the company. Companies in these markets may seek a waiver from the takeover bid requirement applicable to their large shareholder. Under certain circumstances, ISS will support such a waiver, namely, if the share repurchase would not push the large shareholder’s stake in the company above 50 percent.

Reincorporation Proposals

ISS General Recommendation & Policy

Vote reincorporation proposals on a CASE-BY-CASE basis.

Discussion

Reincorporation proposals are most commonly seen in Canada, where companies may register under one of the provincial business statutes. However, companies in other countries may also seek shareholder approval to reincorporate in a U.S. state or another country. Many companies, including U.S. companies, choose to reincorporate in places such as Bermuda, the Cayman Islands, or the British Virgin Islands for tax purposes.

When examining a reincorporation proposal, ISS first examines the reasons for the move. Sometimes a reincorporation proposal is part of a restructuring effort or merger agreement that contributes significantly to a company’s growth, financial health, and competitive position more than the anticipated negative consequences of incorporating in another province or country. Some reincorporations allow firms to realize lower taxes or incorporation fees. In addition, there may be advantages to incorporating in the province in which the company conducts the bulk of its business.

Companies often adopt a new charter or bylaws with increased protection for management upon reincorporation. For instance, many reincorporation proposals are bundled with the ratification of a new charter that increases the company’s capital stock or imposes a classified board. When such changes to the charter include the addition of negative corporate governance provisions, the impact of these new provisions on shareholders must be balanced against the anticipated benefits of the reincorporation.

ISS believes that reincorporations to countries, states, or provinces with less stringent disclosure requirements or corporate governance provisions are often management attempts to lessen accountability to shareholders. In such cases, ISS recommends voting against the proposal. The expenses involved in a change of domicile relating to legal and administrative fees, plus the greater entrenchment such a reincorporation could provide management, would likely harm shareholders’ interests. In cases where companies propose to move to a more protective province or country and supply reasonable financial reasons for doing so, the benefits of the reincorporation must be weighed against the costs of possible management entrenchment.

Expansion of Business Activities

ISS General Recommendation & Policy

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Discussion

Companies are usually required by law to include in their articles of association or memorandum of association specific business purposes in the form of an objects clause. Because most countries require shareholder approval before articles can be amended, any change to the company’s objects clause requires shareholder approval. Countries often seek shareholder approval to amend the objects clause to expand business lines.

Expanding business lines is a decision usually best left to management, but there are some instances where ISS withholds support for such changes. If a company has performed poorly for several years and seeks business expansion into a risky enterprise, ISS would require further clarification from management regarding the purpose of the expansion. If the company does not provide a satisfactory business plan, ISS recommends that shareholders vote against the proposal.

Expansion of Business Activities

ISS General Recommendation & Policy

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Discussion

Companies are usually required by law to include in their articles of association or memorandum of association specific business purposes in the form of an objects clause. Because most countries require shareholder approval before articles can be amended, any change to the company’s objects clause requires shareholder approval. Countries often seek shareholder approval to amend the objects clause to expand business lines.

Expanding business lines is a decision usually best left to management, but there are some instances where ISS withholds support for such changes. If a company has performed poorly for several years and seeks business expansion into a risky enterprise, ISS would require further clarification from management regarding the purpose of the expansion. If the company does not provide a satisfactory business plan, ISS recommends that shareholders vote against the proposal.

Related-Party Transactions

ISS General Recommendation & Policy

Vote related-party transactions on a CASE-BY-CASE basis.

Discussion

Shareholders are often asked to approve commercial transactions between related parties. A transaction between a parent company and its subsidiary, or a company’s dealings with entities that employ the company’s directors, are usually classified as related party transactions and are subject to company law or stock exchange listing requirements that mandate shareholder approval. Shareholder approval of these transactions is meant to protect shareholders against insider trading abuses.

In most cases, both the rationale and terms of such transactions are reasonable. ISS looks for evidence of an evaluation of the transaction by an independent body, but this is not always available. Unless the agreement requests a strategic move outside the company’s charter or contains unfavorable terms, ISS recommends that shareholders support the proposal.

Compensation Plans

ISS General Recommendation & Policy

Vote compensation plans on a CASE-BY-CASE basis.

Discussion

Disclosure on compensation in most countries is not as extensive as U.S. disclosure. However, compensation plans are becoming more common on meeting agendas of foreign companies, and the structures of these plans are of vital interest to shareholders. When given the opportunity to review these structures, ISS supports plans that motivate participants to focus on long-term shareholder value and returns, encourage employee stock ownership, and more closely align employee interests with those of shareholders.

For many years, ISS has employed a complex methodology for evaluating compensation proposals in the United States, but this has only been possible because of the extensive disclosure provided in U.S. proxy circulars. This degree of disclosure is a reflection of strict regulatory requirements, investor concern and activity, and corporate governance sophistication. Compensation is not a topical issue in most non-U.S. markets, therefore the degree of information available to evaluate such proposals is usually limited to basic details. For this reason, ISS uses a simpler methodology for evaluating most non-U.S. compensation proposals, but with the same goal of maximizing shareholder value.

Beyond the problems presented by limited disclosure, local conditions and traditions in particular countries also hinder the creation of a comprehensive compensation evaluation procedure. Standard market practice in one country may be illegal activity in another. Some countries establish numerical limits on the number of shares available under their plans, while others have percentage limits that apply over a specific length of time. Holding all global companies to the strict standards of the United States, for example, could result in recommendations against almost every compensation plan in many countries. Conversely, making too many allowances for local practices may only encourage poor governance standards over the long term.

ISS reviews three main types of compensation plans: stock option plans, incentive plans, and share purchase plans. Also included in this section are grants outside of plans. With the exception of the United Kingdom, where ISS uses a compensation valuation model to evaluate the cost of stock-based compensation plans, ISS analyzes plans in all other global markets by calculating the dilution under a company’s share plans and by analyzing plan features.

Stock Option Plans

Stock option plans grant participants an option to buy company shares at a set price (the exercise price). Shares are usually granted at market prices and may be exercised when the company’s share price reaches the exercise price. Participants may then purchase the promised shares at the strike price and may later sell the shares after their purchase (or after a defined holding period when the shares may not be sold).

When evaluating stock option plans, ISS’s first hurdle is obtaining information regarding the key terms of the plan. Ideally, we would like to see the full text of the plan, or a summary of the plan’s key terms, with information on the plan’s dilution, exercise price/presence of discounts, administration and participation, types of awards used, vesting provisions, and performance criteria. However, in many markets, especially where companies are only beginning to introduce stock-based compensation, information on key plan terms can be quite limited. ISS generally supports efforts to more closely align executive pay with shareholder interests, and generally encourages companies to improve their compensation disclosure practices. However, until disclosure standards improve in these markets, ISS believes that it would be counterproductive to oppose all plans in a given country on this basis. Still, some basic parameters are necessary in order for ISS to consider supporting a compensation plan. At a minimum, ISS requires information on the maximum potential dilution of a plan and information concerning the exercise price. If a plan meets our guidelines on these two points, ISS will support the plan. For markets where certain plan information is regularly disclosed, and a company has failed to provide this information to shareholders, ISS will vote against the plan on the basis of substandard disclosure.

Among the criteria that ISS examines in evaluating stock option plans are the following, generally organized from criteria of greater importance to criteria of lesser importance:

Shares Reserved for Issuance of Options Under the Plan

The maximum number of shares ISS approves under a plan depends on the classification of a company’s stage of development as growth or mature. Growth companies are usually smaller, in new industries requiring significant research and development, and have restricted cash flows. A company in an established industry but expanding rapidly, or a mature company that is experiencing an extended period of rapid expansion, may also be classified as growth. Mature companies are characterized by stable sales and revenue growth, production efficiencies resulting from volume gains, and strong cash flow resulting from developed products in the payoff stage.

For mature companies, shares available under stock option plans should be no more than five percent of the issued capital at the time of approval under all plans. For growth companies, shares available should be no more than ten percent of the issued capital at the time of approval under all plans. However, ISS will support plans at mature companies with dilution levels of up to ten percent if the plan includes other positive features, such as challenging performance criteria or premium-priced options. These features partially offset dilution concerns, as their inclusion reduces the likelihood that options will become exercisable unless there is a clear improvement in shareholder value.

For all companies, an absolute number of shares fixed at the time of approval is ideal, but many countries do not include such a limit. In these cases, revolving limits (a certain percentage of issued shares at any one time) of five percent or ten percent are common. The practice of setting a percentage of shares issuable over a certain number of years before or after the plan is adopted appears to be a compromise between these first two methods. ISS prefers plans where the limits are sufficiently spread out, e.g., five percent in five years, ten percent in ten years. Revolving limits of ten percent in ten years should also include ‘flow-rate’ restrictions that further limit the plan’s dilution, such as a cap of ‘three percent in three years,’ ‘2.5 percent in five years,’ or ‘one percent in one year.’

Exercise Price

ISS prefers that options be priced at not less than 100 percent of the shares’ fair market value on the date of grant. Usually this is taken as the closing price of the company’s shares on the day prior to the date of grant. Some countries determine fair market value as an average of the trading price for the five days prior to the date of grant. This is a common and acceptable practice. Some emerging market countries use a 30-day average or longer to determine fair market value; these resolutions must be reviewed on a case-by-case basis, although provisions of longer than 30 days increase the possibility of discounted options.

Discounted Options, Restricted Stock, and Stock Grants

Many countries allow for options to be granted at a discount to market prices. ISS evaluates restricted stock, which is essentially a deeply discounted option often with mandatory vesting provisions, in the same manner as a discounted option. Restricted stock, which is generally offered at a 100-percent discount and vests in three to five years, is most often seen in the United States, but it is becoming increasingly popular in other jurisdictions. Stock grants are another type of discounted award in which company shares may be granted outright to recipients with no payment required for the receipt of shares. In the absence of performance criteria (see below), ISS opposes grants of discounted options, including restricted stock. Absent performance criteria or vesting provisions, holders of discounted options or restricted stock have an incentive to cash in their grants for an immediate return rather than hold on to their options for future gains, thereby reducing or eliminating the incentive value of such awards. ISS generally opposes stock grants as their incentive value is dubious.

In very rare cases, ISS may consider supporting a plan that includes discounted options, including restricted stock, if the company has attached challenging performance criteria to the options, including price hurdles. Performance-based vesting provisions require tangible improvements in the company’s financial performance or share price before the discounted options or restricted shares can be exercised. Performance criteria are evaluated by reference to both the company’s country of incorporation and industry. Recipients of discounted options and restricted shares are required to tender less consideration, if any, to exercise their awards than recipients of market-priced options are required to tender; as a result, the former type of awards are more costly to shareholders from an economic perspective. However, the higher performance threshold imposed by suitably challenging performance criteria may mitigate the higher economic costs.

In general, ISS does not believe that vesting provisions, however stringent, sufficiently mitigate the excessive cost of discounted awards, but with respect to the use of restricted stock in U.S.-style stock option plans seen in global markets, ISS recognizes that restricted stock is a common feature of these plans, that often these awards represent only a small portion (usually significantly below one percent) of a company’s outstanding share capital, and that performance criteria are not common in U.S.-style plans. As a result, ISS believes that it would be counterproductive to oppose all such plans solely on the inclusion of restricted stock. However, ISS would only approve of plans that set out strict limits on such grants, include stringent vesting provisions, and that meet our guidelines in all other aspects.

Plan Administration

ISS opposes allowing the administering committee to grant options to itself due to the potential for abuse and conflicts of interest. Administration of plans should be in the hands of directors who are unable to participate in the plan. Plans administered by the full board should not allow voting by executive directors; plans administered by remuneration committees should be composed entirely of independent directors. Plans that allow nonexecutive directors to participate should not give them any discretion on individual grants; instead, an automatic system of grants should be introduced with fixed annual grants at market prices on a fixed date. Alternatively, ISS approves of separate nonexecutive director option plans with independent administration if the number of shares reserved for such plans is limited. Shares reserved for director plans, when combined with shares reserved for all of the company’s stock option plans should not exceed ISS’s aggregate dilution limits. In addition, shares reserved over the life of such a plan should not exceed one percent of a company’s outstanding share capital for mature companies and 1.6 percent for growth-oriented companies for a five-year plan. Shares reserved for nonexecutive director option grants in any one year should not exceed 0.2 percent for mature companies and 0.3 percent for growth companies.

Eligibility and Participation

ISS prefers separate plans for employees, directors, and nonexecutive directors, but most plans include all or some combination of these categories of participants. Other global plans distinguish between full-time and part-time employees or establish a set length of service to the company (usually one year) before options may be granted. Most plans allow the administrating committee to select plan participants.

Performance Criteria and Vesting Provisions

Performance criteria and vesting provisions are important considerations when evaluating a compensation plan, and the existence of long vesting provisions and realistic performance criteria may compensate for minor shortcomings in a plan. If a plan falls just beyond one of the above guidelines but has both performance criteria and vesting provisions, support may be justified. The ultimate goal of share option plans is to tie executive and employee remuneration to company performance and to give key employees and executives incentive to stay with the firm. We favor the inclusion of performance targets and graduated vesting schedules because awards that are contingent upon sustained and measurable improvements are more likely to fulfill their purpose of truly providing incentive. However, if a plan meets all other aspects of ISS’s guidelines, these two criteria are not mandatory, unless the inclusion of such provisions are standard in the company’s country of incorporation and a company has failed to include them.

Other Features Specific to Option Plans

Issue Terms

Some countries require optionees to pay a nominal fee (often equivalent to $0.01) for every option received. This is common and acceptable, although many companies that once enforced this provision are now deleting it from the rules of their plans.

Option Repricing

Some plans include specific provisions allowing for the repricing of options at the board’s discretion. ISS opposes plans that include option repricing when the exercise price is reduced in response to a dropping share price. Repricing outstanding options reduces the incentive that options provide to raise the share price for shareholders.

Financial Assistance

Some plans offer participants loans to pay the full exercise price on their options. If loans are part of a company’s option plan, ISS prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. ISS also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessary warrant a recommendation against an option plan, but they are taken into consideration in ISS’s analysis of the plan.

Plans for International Employees

Many overseas companies introduce separate plans or delegate a special section of their option plan to deal with tax considerations raised by having a large number of employees working in other countries. Many of these plans contain provisions that deal directly with particular U.S. tax code provisions on stock options. ISS applies the same criteria to these plans as to country-specific plans.

Stock Appreciation Rights

Stock appreciation rights (SARs) allow participants to receive the difference between the exercise price and the market price at the date of exercise. Many companies use SARs in lieu of regular options. While SARs do not result in the dilution associated with large option exercises, there is little difference between a SAR and a regular option from a shareholder perspective because the financial cost to the company is the same. However, SARs do not encourage stock ownership by participants because they involve no purchase or sale of company stock. ISS reviews SARs in the context of the option plan under which they are issued.

Phantom Stock Option Plans

Phantom stock options offer participants cash bonuses based on the increase in share price during a set period of time. Phantom plans are distinct from SARs in that they often form their own separate plan. Some companies will create a phantom stock option plan to award employees who reside in countries that do not allow stock-based compensation. Participants are designated a set number of hypothetical (phantom) shares, on which the award is based. While ISS prefers compensation plans that encourage employee ownership, SARs and phantom options are an effective way to provide incentive.

Superoptions

Superoptions exceed the limits in a particular country for the value of options granted to any one individual, although they are usually tied to significantly more restrictive vesting provisions and performance criteria. U.K. superoptions, for example, exceed the Association of British Insurers’ recommended limit that options represent no more than four times a participant’s salary, yet the stricter performance criteria and longer vesting periods usually mitigate excessive grants. Additionally, dilution resulting from superoptions has historically been fairly moderate. Superoptions appear most often in advanced markets with developed stock option plans.

Dividends Under Option and Dividend Equivalent Payment Provisions

Most holders of stock options do not receive dividend payments. However, some option plans allow participants to receive dividends or dividend equivalent payments prior to the exercise of options. ISS believes that any economic benefit derived from option plans should occur at the time of exercise.

Using Repurchased Shares in Share Compensation Plans

In many countries, companies use shares purchased on the market for use in their compensation plans. In some cases, using repurchased shares is more efficient than issuing new shares to participants on exercise. ISS also recognizes the benefits to existing shareholders when repurchased shares are used to fund option grants, as dilution to their interests is minimized. However, although there is no cost to shareholders in terms of dilution of their voting interests, buybacks still represent a very real cost to the company and shareholders. As a result, if a company wants to use repurchased shares in its compensation plans, ISS expects some kind of limitation on the number that can be used.

If a plan includes a specified limit on the total number of shares that could be used and repurchased shares would count toward that limit, ISS recommends that shareholders support the plan as long as it meets all other guidelines. However, if repurchased shares would not count toward the plan’s limit on newly issued shares but would operate as an additional pool of shares, then ISS looks for an additional limitation, either an aggregate numerical limit, a percentage limit, or limitations on individual awards.

Incentive Plans

Share incentive plans tie key employees’ compensation more directly to company performance. Though most popular in the United Kingdom, incentive plans are becoming increasingly popular across the globe. Incentive plans provide participants with free grants of company shares (or, less frequently, cash grants) in proportion with prearranged performance criteria-often earnings per share measured against inflation or total shareholder return. These indicators are frequently compared with those of other firms in the company’s industry or stock market index, creating a benchmark and a further determinant of the number of shares granted to a particular participant. Proponents of incentive plans note that they offer shareholders the potential for less dilution and that they more directly encourage participants to focus on long-term company performance through strict performance criteria tied to more than just share price movements.

Most incentive plans are organized with strict vesting provisions, where participants may not receive the share awards until after a period of three years or more. Many plans also grant a percentage of the total amount reserved for each participant on a sliding scale measured against performance criteria. Performance criteria targets that have been satisfied only to a certain point may represent disbursement of 25 percent of the shares or cash to a participant, while 100-percent satisfaction may represent the full allotment of the grant. From a shareholder perspective, this graduated system of performance criteria is a major advance.

Evaluation of incentive plans is similar to that of option plans in that acceptable dilution and impartial administration and eligibility remain key factors for a positive recommendation. Insufficient performance criteria or abbreviated vesting provisions are deciding factors as well.

Employee Stock Purchase Plans and Savings-Related Share Option Schemes

Employee stock purchase plans and savings-related share option schemes (together, ESPPs) provide employees an opportunity to purchase stock in their company, often at a discount to market prices. Plans may operate via monthly deductions from employees’ paychecks, gathered and held for safekeeping by a trust or bank, and used to purchase company stock on behalf of the employee. ESPPs can lead to greater commitment from employees, provide performance incentives, and provide all employees the opportunity to share in the company’s growth.

ESPPs differ from stock option plans in that in an ESPP, all eligible participants have the option to participate in the plan and may choose how much they wish to contribute to the plan, whereas in a stock option plan, the administering committee chooses who actually participates in the plan, that is, receives options under the plan. ISS recommends approval for many of these plans because they encourage wide share ownership in the company among employees. When analyzing ESPPs for global companies, ISS considers the following factors:

Eligibility

This is an important factor when considering ESPPs proposed by global companies. For a plan to qualify as an ESPP, all full-time employees who have been with the company for a reasonable amount of time (some plans also allow for participation by part-time employees) must be eligible to participate in the plan, and more important, eligible participants must have the ability to determine whether they will participate and to what extent they will participate, subject to certain limits, as discussed below.

Dilution

Many markets, such as the United States, Canada, Ireland, and certain tax haven markets, differentiate between shares reserved for ESPPs and shares reserved for stock option plans. In these markets it is our practice to have separate dilution limits (a) for shares reserved for ESPPs, and (b) shares reserved for stock option plans. Other markets, notably the United Kingdom, do not reserve separate pools of shares for ESPPs and option plans, therefore we cannot make such distinctions.

For those markets that reserve a separate pool of shares for ESPPs, ISS policy is to exclude such shares from our dilution calculations for stock option plans. However, ISS policy provides that no more than five percent of a company’s shares may be reserved for ESPPs at any given time, with such five percent being over and above the company’s limit (either five or ten percent) reserved for option plans. Accordingly, a company could have up to ten percent of its shares reserved for option plans and five percent of its shares reserved for ESPPs at any given time. Alternatively, ISS would consider a higher dilution limit for ESPPs if the company in question sufficiently limited dilution under its option plans.

For those markets that reserve a common pool of shares for ESPPs and stock option plans, ISS policy is to evaluate the dilution under the common pool of shares in accordance with the dilution limitations applicable to stock option plans.

Offering Period and Offering Price

The offering period, also known as the purchase period, is the time period over which a participant’s contributions are accumulated for the purchase of shares under the plan. The offering price is the company’s share price taken on a specific date, less the applicable discount, at which a participant’s accumulated payroll deductions are used to purchase shares. Both the offering period and the offering price are country- and plan-specific. For example, ESPPs that are intended to comply with Section 423 of the U.S. Internal Revenue Code (Section 423 Plans) and therefore qualify for favorable tax treatment may not have an offering period in excess of 27 months. Section 423 Plans, however, almost always provide for an ‘either/or’ offering price, which provides participants the right to purchase shares at the lesser of the fair market value of that company’s shares, less the applicable discount, as of either the first or last day of the offering period. In contrast, plans in the United Kingdom and Ireland generally have a three-, five-, or even seven-year offering period, and the offering price is the fair market value on the date an employee commences participation in the plan.

ISS’s assessment of a plan takes into account the length of the offering period and the date on which the offering price is determined. If the plan has an ‘either/or’ feature, a shorter offering period is in the interests of shareholders because such provisions reduce the market risk associated with the plan. The maximum offering period for plans with such a feature is 27 months. In contrast, if the offering price is based on the price of the company’s shares on the date plan participation commences, then a longer offering period is generally in the interests of shareholders, as it should more effectively focus the efforts of plan participants on increasing shareholder value. In these cases, the minimum offering period is three years.

Discounts

These are generally country-specific, e.g. the maximum discount under a Section 423 Plan is 15 percent. In the United Kingdom the maximum discount is 20 percent, and in Ireland it is 25 percent. The amount of the discount is often obscured because some plans do not provide for a discount per se, but rather provide that participants will receive matching shares. This practice is common in Canada. For instance, a plan may stipulate that for every two shares a participant purchases under a plan, the company will provide one ‘matching share’ to the participant; in effect the participant receives three shares for the price of two, which is mathematically equivalent to a 33-percent discount. If a plan employs matching shares, the analyst must simply calculate the imputed discount using the maximum match.

In reviewing discounts, ISS takes into consideration the offering period and offering price. Because plans with ‘either/or’ provisions reduce the market risk associated with plan purchases, we believe the maximum discount available under such plans should be 15 percent. However, ISS guidelines allow for greater discounts, up to 25 percent, for plans in which the offering price is based on the company’s share price on the date participation commences.

Limits on the Number or Value of Shares Purchaseable (Participation Limits)

ESPPs must specify a limit on the number or value of shares each participant is eligible to purchase, for Section 423 Plans it is US$25,000 per year, in the United Kingdom and Ireland it is GBP 3,000 and IRP 3,000, respectively. Because the shares are discounted, there must be some limit on the ability of eligible employees to participate to prevent excessive dilution. This also limits the ability of executives to buy, via the plan, large amounts of discounted shares. Ideally, there should be a plan feature prohibiting employees who are large shareholders (five percent in Section 423 Plans) from participating.

Loan Terms

Some plans offer participants loans to pay for the shares. If loans are part of a share purchase plan, ISS prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. ISS also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessarily warrant a recommendation against a share purchase plan, but they are taken into consideration in ISS’s analysis of the plan.

Grants Outside of Plans

Resolutions asking shareholders to approve specific grants of shares or cash outside of established plans are problematic. Some companies prefer not to adopt formal share plans, instead asking shareholders to approve yearly grants to specific employees. ISS prefers that companies make such grants in the context of an established plan.

ISS’s primary concern with grants outside of plans is the level of dilution they afford. The number of shares issued as part of the grants, when combined with the number of shares reserved for the company’s other share plans, must fall within acceptable dilution limits. Vesting provisions and performance criteria are also important and are evaluated on the same basis as if the grants were part of a formal plan.

Antitakeover Mechanisms

ISS General Recommendation & Policy

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Discussion

Common antitakeover mechanisms include staggered boards, supervoting shares, poison pills, unlimited authorized capital authorizations (including blank check preferred stock), and golden shares. Some of these restrictions are aimed solely at limiting share ownership by foreign or unwanted minority shareholders, and others are designed to preclude an unwanted takeover of the target company by any party. ISS opposes all forms of such mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.

Renew Partial Takeover Provision (Australia)

Australian law allows companies to introduce into their articles a provision to protect shareholders from partial takeover offers, to be renewed by shareholders every three years. If a partial takeover of the company is announced, directors are required to convene a shareholder meeting at least 15 days before the closing of the offer to seek approval of the offer. If shareholders reject the resolution, the offer is considered withdrawn under company law and the company can refuse to register the shares tendered to the offer. ISS approves of consulting shareholders on takeover offers, and this article provides protection for minority shareholders by giving them ultimate decision-making authority based on their own interests, not the interests of directors or outside parties. ISS supports the adoption of this proposal in almost all cases.

Golden Shares

Recently privatized companies around the world often include in their share structure a golden share held by their respective governments. These shares often carry special voting rights or the power of automatic veto over specific proposals. Golden shares are most common among former state-owned companies or politically sensitive industries such as utilities, railways, and airlines. While the introduction of golden shares is not a desirable governance practice, ISS recognizes the political importance certain companies hold for governments and treats the introduction or amendment of government shares on a case-by-case basis.

Poison Pills (Canada)

Otherwise known as shareholder rights plans, poison pills are seen primarily in the Canadian market. Unlike in the United States, Canadian securities legislation requires shareholder approval of all poison pills. Companies generally state that they seek to adopt or renew pills in order to protect shareholders against unfair, abusive, or coercive takeover strategies and to give the target company’s board time to pursue alternatives to a hostile takeover bid. Theoretically, the board will refuse to redeem the pill in the face of an unfair offer in order to force a bidder to negotiate for a better offer, at which point it will redeem the pill. Some pills have operated this way and have resulted in better terms for target companies.

Nonetheless, ISS guidelines generally do not support the adoption of poison pills on the grounds that they serve to entrench management. Improperly structured rights plans have been used by boards to ward off offers beneficial to shareholders. Current owners should decide who will own the company, with advice and negotiation from the board and management. When considering the merits of a poison pill, ISS also examines what other antitakeover devices the company has and the company’s treatment of shareholders in past situations.

Canadian poison pills often have a sunset provision, requiring shareholder confirmation of the plan. Most pills have either a five-year sunset provision or a ten-year sunset provision with a requirement that shareholders confirm the continuation of the plan in five years. ISS guidelines support a three-year sunset provision, which affords shareholders the ability to reconsider the plan in light of changing market conditions and to review management’s use of the plan. Canadian pills also typically include a permitted bid clause, under which the takeover bid must be made on equal terms to all holders of the company’s voting shares; the company must extend the expiration of the bid, usually by 60 or 90 days following the date of the bid. Management sets the terms of the permitted bid clause, and therefore it influences the level of protection that will be provided to shareholders.

ISS determines whether the permitted bid feature offers shareholders adequate powers relative to the board in the event of a bid not being approved by the board. Allowing shareholders the right to override the board as a means of balancing power is crucial, but the specifics of the permitted bid clause are usually insufficient. Under the clause, the pill may be triggered by a shareholder not intent on a complete acquisition, but who merely wishes to purchase a significant stake in the company. This gives the board power to deny shareholders the benefit of a large, semi-controlling shareholder and precludes partial bids that may be in shareholders’ interests.

Despite the inclusion of sunset provisions and permitted bid clauses, the balance of power in Canadian pills generally favors the board over shareholders. Under the terms of most pills, the board has either the right or discretion to do the following:

•	redeem or trigger the pill;

•	amend the pill if shareholder approval is obtained prior to the separation date;

•	amend the exercise price of the rights;

•	alter the separation date;

•	decide which parties are acting in concert to determine the level of beneficial ownership that could be used to trigger the pill; and

•	waive the pill’s triggering with respect to one bidder and not others, allowing the board to favor one bid over another.

This does not mean that all pills are detrimental. Companies may continue to amend their pills (the permitted bid clause in particular) and may develop a pill that offers shareholders adequate power.

Depositary Receipts and Priority Shares (The Netherlands)

Depositary receipts are an especially common antitakeover defense among large Dutch companies. Ordinary voting shares are first issued to a company-friendly trust or foundation. The trust or foundation in turn issues depositary receipts, similar to banks in the United States issuing ADRs except that the foundation retains the voting rights of the issued security. The depositary receipts carry only the financial rights attached to the shares (i.e., dividends). In this manner, the company gains access to capital while retaining control over voting rights.

Priority shares, established in a company’s articles, may be awarded with certain powers of control over the rest of the company. In practice, priority shares are held by members of the supervisory board, company-friendly trusts or foundations, or other friendly parties. Depending on the articles, priority shareholders may determine the size of the management or supervisory boards or may propose amendments to articles and the dissolution of the company. ISS recommends voting against the introduction of depositary receipts and priority shares.

Supermajority Vote Requirements

Supermajority vote requirements violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking provisions that are in the best interest of shareholders. However, in many world markets, supermajority vote requirements for special resolutions or EGMs are the norm, either two-thirds or three-fourths of shares voting at the meeting (either in person or by proxy). When reviewing proposals to introduce supermajority vote requirements, ISS takes into account market norms, the company’s reasons for the change, and the company’s ownership structure.

Shareholder Proposals

ISS General Recommendation & Policy

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Discussion

ISS reviews all shareholder proposals to ascertain whether the proposal is beneficial or detrimental to shareholder value. Most resolutions fall into three basic categories:

corporate governance, social, and environmental. While shareholder proposals in most countries are not as prevalent as they are in the United States, they are becoming more common, and standards for reviewing the various types of proposals are necessary.

Corporate Governance Proposals

Corporate governance-related proposals must be evaluated carefully because any changes can dramatically affect shareholder value. Support for such proposals must be measured against the likely impact that approval would have on the company’s operations. If a measure would improve disclosure of company activities in nonstrategic areas and at minimal costs, ISS supports the proposal. If a proposal seeks to improve the company’s corporate governance structure, such as adopting board committees, eliminating staggered board structures, or cancelling antitakeover instruments, approval is also warranted. However, if acceptance of a proposal is likely to lead to a disruption in board or management operations and to cause the company to incur significant costs without clear benefit, ISS recommends opposing the proposal.

Social and Environmental Proposals

In evaluating social and environmental proposals, ISS first determines whether or not the issue in question should be addressed on a company-specific basis. Many social and environmental issues are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, ISS recommends voting against the proposal.

Most proposals of this type require shareholders to apply subjective criteria in making their voting decision. While broader issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries are required to consider only the ultimate interests of their direct beneficiaries. Relating the interests of their beneficiaries to the greater good can be a difficult process and a matter for individual determination. For this reason, ISS focuses on the financial aspects of social and environmental proposals. If a proposal would have a negative impact on the company’s financial position or adversely affect important operations, ISS recommends opposing the resolution. Conversely, if a proposal would have a clear and beneficial impact on the company’s finances or operations, ISS recommends supporting the proposal.

Global Proxy Voting Procedures and Guidelines

2004 Edition

October 29, 2004

JPMorgan Fleming
Asset Management

PX-PROC-1004
01766

Table of Contents- Global

JPMorgan Fleming Corporate Governance	Page 186

Part I: JP Morgan Fleming Asset Management Global Proxy Voting Procedures

A.	Objective

As an investment adviser within JPMorgan Fleming Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMFAM Entity” and collectively as “JPMFAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMFAM’s objective is to vote proxies in the best interests of its clients. To further that objective, JPMFAM adopted these Procedures. 12

These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMFAM may not always vote proxies in accordance with the Guidelines.

B.	Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee will be established for each global location where proxy-voting decisions are made. Each Proxy Committee will be composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMFAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

C.	The Proxy Voting Process [13]

JPMFAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMFAM investment professionals with public companies’ proxy voting proposals, a JPMFAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMFAM with a comprehensive analysis of each proxy proposal and providing JPMFAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMFAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below).

[12]	The licies and not the policies of JPMFAM. The JPMorgan Multi-Manager Funds vote proxies in accordance with the voting policies of each of the ManageWashington Management Group votes proxies for the JPMorgan Value Opportunities Fund in accordance with their own voting pors, as applicable, and not the policies of JPMFAM, except, to the extent the JPMFAM policies apply to the JPMorgan Multi-Manager Small Cap Value Fund. The Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, and UM Small Cap Growth Fund vote proxies in accordance with the voting policies of their subadvisers and not the policies of JPMFAM. In the case of the Reich and Tang Funds in which J.P. Morgan Funds Distributors Inc. serves as the distributor, the board of trustees and officers of Reich and Tang have assumed the responsibility for fulfilling its proxy voting obligations and for preparing, executing, filing and disseminating the Form N-PX for the applicable registrant.
[13]	The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

JPMorgan Fleming Corporate Governance	Page 187

C.	The Proxy Voting Process - Continued

Situations often arise in which more than one JPMFAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMFAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

Each JPMFAM Entity appoints a JPMFAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMFAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMFAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event a JPMFAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMFAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

D.	Material Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMFAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMFAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMFAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMFAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC’s securities, lending, investment banking and other divisions to JPMFAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMFAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMFAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMFAM’s relationship with such company and materially impact JPMFAM’s business; or (ii) a personal relationship between a JPMFAM officer and management of a company or other proponent of a proxy proposal could impact JPMFAM’s voting decision.

JPMorgan Fleming Corporate Governance	Page 188

E.	Escalation of Material Conflicts of Interest

When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMFAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

Depending upon the nature of the material conflict of interest, JPMFAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

•	removing certain JPMFAM personnel from the proxy voting process;

•	“walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;

•	voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or

•	deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMFAM acted in the best interests of its clients.

F.	Recordkeeping

JPMFAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

•	a copy of the JPMFAM Proxy Voting Procedures and Guidelines;

•	a copy of each proxy statement received on behalf of JPMFAM clients;

•	a record of each vote cast on behalf of JPMFAM client holdings;

•	a copy of all documents created by JPMFAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;

•	a copy of the documentation of all dialogue with issuers and JPMFAM personnel created by JPMFAM personnel prior to the voting of client securities; and

•	a copy of each written request by a client for information on how JPMFAM voted proxies on behalf of the client, as well as a copy of any written response by JPMFAM to any request by a JPMFAM client for information on how JPMFAM voted proxies on behalf of our client.

It should be noted that JPMFAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.

JPMorgan Fleming Corporate Governance	Page 189

Exhibit A

Banc One High Yield Partners, LLC

Banc One Investment Advisors Corporation

Bank One Trust Company, NA

J.P. Morgan Chase Bank

J.P. Morgan Fleming Asset Management (London) Limited

J.P. Morgan Fleming Asset Management (UK) Limited

J.P. Morgan Investment Management Inc.

J.P. Morgan Investment Management Limited

JF Asset Management Limited

JF Asset Management (Singapore) Limited

JF International Management Inc.

Part II: Proxy Voting Guidelines

JPMFAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JMPFAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMFAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

JPMorgan Fleming Corporate Governance	Page 190

Part II.A: North America Proxy Voting

JPMorgan Fleming Corporate Governance	Page 191

Part II.A: North America Guidelines Table of Contents

JPMorgan Fleming Corporate Governance	Page 192

JPMorgan Fleming Corporate Governance	Page 193

Part II.A: North America Guidelines

1.	Uncontested Director Elections

Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:

1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

2) implement or renew a dead-hand or modified dead-hand poison pill; or

3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

4) ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or

5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or

6) WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent; or

7) WITHHOLD votes from directors who sit on more than six boards; or

8) WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a – Stock-Based Incentive Plans, last paragraph).

Special attention will be paid to companies that display a chronic lack of shareholder accountability.

2.	Proxy Contests

2a.	Election of Directors

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

2b.	Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

3.	Ratification of Auditors

Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

Generally vote for shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

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4.	Proxy Contest Defenses

4a.	Board Structure: Staggered vs. Annual Elections

Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:

1) Majority of board composed of independent directors,

2) Nominating committee composed solely of independent directors,

3) Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,

4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

6) Absence of superior voting rights for one or more classes of stock,

7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

4b.	Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

4c.	Cumulative Voting

Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

1) Annually elected board,

2) Majority of board composed of independent directors,

3) Nominating committee composed solely of independent directors,

4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

6) Absence of superior voting rights for one or more classes of stock,

7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

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4d.	Shareholder Ability to Call Special Meeting

Vote against proposals to restrict or prohibit shareholder ability to call special meetings. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

4e.	Shareholder Ability to Act by Written Consent

We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems a reasonable protection of minority shareholder rights.

We generally vote against proposals to allow or facilitate shareholder action by written consent.

4f.	Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5.	Tender Offer Defenses

5a.	Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

5b.	Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

5c.	Greenmail

Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

5d.	Unequal Voting Rights

Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

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5e.	Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

5f.	Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.	Miscellaneous Board Provisions

6a.	Separate Chairman and CEO Positions

We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:

(1)	Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

(2)	Serves as liaison between the chairman and the independent directors,

(3)	Approves information sent to the board,

(4)	Approves meeting agendas for the board,

(5)	Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,

(6)	Has the authority to call meetings of the independent directors, and

(7)	If requested by major shareholders, ensures that he is available for consultation and direct communication;

•	2/3 of independent board;

•	All-independent key committees;

•	Committee chairpersons nominated by the independent directors;

•	CEO performance is reviewed annually by a committee of outside directors; and

•	Established governance guidelines.

6b.	Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

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6c.	Majority of Independent Directors

We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.

Generally vote for shareholder proposals asking for a 2/3 independent board.

6d.	Stock Ownership Requirements

Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

6e.	Term of Office

Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

6f.	Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.

6g.	Board Size

Vote for proposals to limit the size of the board to 15 members.

7.	Miscellaneous Governance Provisions

7a.	Independent Nominating Committee

Vote for the creation of an independent nominating committee.

7b.	Confidential Voting

Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

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7c.	Equal Access

Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

7d.	Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

7e.	Charitable Contributions

Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

7f.	Date/Location of Meeting

Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

7g.	Include Nonmanagement Employees on Board

Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

7h.	Adjourn Meeting if Votes are Insufficient

Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

7i.	Other Business

Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.

7j.	Disclosure of Shareholder Proponents

Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

8.	Capital Structure

8a.	Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

8b.	Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

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8c.	Reverse Stock Splits

Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.

Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

8d.	Blank Check Preferred Authorization

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.

8e.	Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

8f.	Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

8g.	Restructurings/Recapitalizations

Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. Consider the following issues:

Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control—Will the transaction result in a change in control of the company?

Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

8h.	Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

8i.	Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

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9.	Executive and Director Compensation

9a.	Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote— even in cases where the plan cost is considered acceptable based on the quantitative analysis.

9a.	Stock-based Incentive Plans - Continued

For companies in the Russell 3000 we will generally vote against a plan when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

We will generally vote against shareholder proposals for stock-based incentive plans, for companies in technology sectors, when the plan includes provisions for expensing options. We are in favor of expensing options; however, we feel it will disadvantage companies in the technology sector that we own and we will wait until expensing options become a common practice within the sector.

9b.	Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

9c.	Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

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Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

9d.	Golden and Tin Parachutes

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

9e.	401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

9f.	Employee Stock Purchase Plans

Vote for employee stock purchase plans with an offering period of 27 months or less when voting power dilution is ten percent or less.

Vote against employee stock purchase plans with an offering period of greater than 27 months or voting power dilution of greater than ten percent.

9g.	Option Expensing

Generally, vote for shareholder proposals to expense fixed-price options.

Vote against shareholder proposals to expense fixed-price options in technology sectors.

9h.	Option Repricing

In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.

9i.	Stock Holding Periods

Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

10.	Incorporation

10a.	Reincorporation Outside of the United States

Generally speaking, we will vote against companies looking to reincorporate outside of the U.S.

10b.	Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

10c.	Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

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11.	Mergers and Corporate Restructurings

11a.	Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

11b.	Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

11c.	Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

11d.	Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

11e.	Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

11f.	Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

11g.	Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

11h.	Changing Corporate Name

Vote for changing the corporate name.

12.	Social and Environmental Issues

12a.	Energy and Environment

Vote case-by-case on proposals that request companies to subscribe to the CERES Principles.

Vote case-by-case on disclosure reports that seek additional information.

12b.	Northern Ireland

Vote case-by-case on proposals pertaining to the MacBride Principles.

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Vote case-by-case on disclosure reports that seek additional information about progress being made toward eliminating employment discrimination.

12c.	Military Business

Vote case-by-case on defense issue proposals.

Vote case-by-case on disclosure reports that seek additional information on military-related operations.

12d.	International Labor Organization Code of Conduct

Vote case-by-case on proposals to endorse international labor organization code of conducts.

Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

12e.	Promote Human Rights in China, Nigeria, and Burma

Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, and Burma.

Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

12f.	World Debt Crisis

Vote case-by-case on proposals dealing with third world debt.

Vote case-by-case on disclosure reports regarding company activities with respect to third world debt.

12g.	Equal Employment Opportunity and Discrimination

Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

12h.	Animal Rights

Vote case-by-case on proposals that deal with animal rights.

12i.	Product Integrity and Marketing

Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

12j.	Human Resources Issues

Vote case-by-case on proposals regarding human resources issues.

Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

12k.	Link Executive Pay with Social and/or Environmental Criteria

Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

Vote case-by-case on disclosure reports that seek additional information regarding this issue.

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13.	Foreign Proxies

Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.

14.	Pre-Solicitation Contact

From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information?

The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor’s decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

•	a pending acquisition or sale of a substantial business;

•	financial results that are better or worse than recent trends would lead one to expect;

•	major management changes;

•	an increase or decrease in dividends;

•	calls or redemptions or other purchases of its securities by the company;

•	a stock split, dividend or other recapitalization; or

•	financial projections prepared by the Company or the Company’s representatives.

What is pre-solicitation contact?

Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?”, to very specific inquiries, e.g., “Here’s a term sheet for our restructuring. Will you vote to approve this?”

Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

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Part II.B: Europe, Middle East, Africa, Central America and South America Proxy Voting

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Part II.B: Europe, Middle East, Africa, Central America and South America Guidelines Table of Contents

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Part II.B: Europe, Middle East, Africa, Central America and South America Guidelines

1.	Reports & Accounts

1a.	Annual Report

Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices (GAAP). Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist. For UK companies, a statement of compliance with the Combined Code should be made, together with detailed explanations regarding any area of non-compliance.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (while meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

1b.	Remuneration Report

The remuneration policy as it relates to senior management should be presented to shareholders as a separate voting item. We would expect the report to contain full details of all aspects of executive directors’ emoluments. We will endeavour to engage with the company or seek an explanation regarding any areas of remuneration which fall outside our guidelines and we will abstain or vote against the remuneration report if we feel that the explanation is insufficient.

See Executive Director Remuneration

2.	Dividends

Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if the earnings and cash cover are inadequate and we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

3.	Auditors

3a.	Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JPMF will vote against the appointment or reappointment of auditors who are not perceived as being independent. The length of time both the audit company and the audit partner have served in their capacity with a given company may be a factor in determining independence.

3b.	Auditor Remuneration

Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit Committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy, and there should be a mechanism in place to ensure that consultancy work is put out to competitive tender.

We would oppose non-audit fees consistently exceeding audit fees, where no explanation was given to shareholders. Audit fees should never be excessive.

See Audit Committee

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4.	Boards

4a.	Chairman & CEO

The Combined Code states that there should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMF believes that the roles of Chairman and Chief Executive Officer should normally be separate. JPMF will generally vote against combined posts.

4b.	Board Structure

JPMF is in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We agree with the Combined Code, which finds that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for reelection on a regular basis.

JPMF will generally vote to encourage the gradual phasing-out of tiered board structures, in favour of unitary boards. However, tiered boards are still very prevalent in markets outside the UK and local market practice will always be taken into account.

4c.	Board Size

Boards with more than 20 directors are deemed excessively large, and JPMF will exercise its voting powers in favour of reducing large boards wherever possible.

4d.	Board Independence

JPMF believes that a strong independent element to a board is essential to the effective running of a company. The Combined Code states that the calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.

We agree with the ICGN, and the findings of the Higgs Review, that the majority of a board of directors should be independent, especially if the company has a joint Chairman/CEO. However, as a minimum, all boards should have at least three independent non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

JPMF will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

See Non Executive Directors

4e.	Board Committees

Where appropriate, boards should delegate key oversight functions to independent committees.

The Chairman and members of any Committee should be clearly identified in the annual report.

(i)	Nomination Committee

There should be a formal nomination process for the appointment of Directors with both executive and non-executive representation. Nomination Committees should be majority-independent.

(ii)	Remuneration Committee

Boards should appoint Remuneration Committees consisting exclusively of independent non-executive directors, with no personal financial interest in relation to the matters to be decided, other than their fees and their shareholdings. Non-executive directors should have no potential conflicts of interest arising from cross-directorships and no day-to-day involvement in the running of the business. We would oppose the re-election of any non- executive director who, in our view, had failed to exercise sound judgement on remuneration issues.

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Responsibility for the remuneration report (where applicable) should lie with the Remuneration Committee.

See Remuneration Report

4e.	Board Committees - Continued

(iii)	Audit Committee

An Audit Committee should be established consisting solely of non-executive directors, who should be independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of up-to-date financial literacy and there should be written terms of reference which deal clearly with their authority and duties. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff presence, and they should have an explicit right of unrestricted access to company documents and information. The Committee should have the authority to engage independent advisers where appropriate and also should have responsibility for selecting and recommending to the board, the external auditors to be put forward for appointment by the shareholders in general meeting. The Committee should monitor and review the scope and results of internal audit work on a regular basis. The Committee should be able to give additional assurance about the quality and reliability of financial information used by the board and public financial statements by the company.

5.	Directors

5a.	Directors’ Contracts

JPMF believes that there is a strong case for directors’ contracts being of one year’s duration or less. This is in line with the findings of recent UK Government committees as well as the view of the NAPF and ABI. However, JPMF always examines these issues on a case-by-case basis and we are aware that there will occasionally be a case for contracts of a longer duration in exceptional circumstances, in order to secure personnel of the required calibre.

Generally, we encourage contracts of one year or less and vote accordingly. Unless the Remuneration Committee gives a clearly-argued reason for contracts in excess of one year, we will vote against the re-election of any director who has such a contract, as well as consider the re-election of any director who is a member of the Remuneration Committee.

Directors’ contracts increasingly contain special provisions whereby additional payment becomes due in the event of a change of control. We agree with the view of the NAPF and ABI that such terms are inappropriate and should be discouraged and, under normal circumstances, we will use our voting power accordingly.

Market practice globally regarding the length of directors’ service contracts varies enormously, and JPMF is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMF takes into account local market practice when making judgements in this area.

5b.	Executive Director Remuneration

Executive remuneration is, and will remain, a contentious issue, particularly the overall quantum of remuneration. However, company policy in this area cannot be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of Remuneration Committees. Any remuneration policy should be transparent and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report.

JPMF will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent Remuneration Committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans.

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We strongly believe that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least one year’s salary, in order to align fully their interests with the interests of shareholders.

See Stock Options and Long-Term Incentive Plans (L-TIPs)

See Remuneration Report

5c.	Director Liability

In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

JPMF will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

5d.	Directors over 70

While special requirements for directors over 70 have their roots in company legislation (in the UK) as well as various corporate governance guidelines, JPMF considers that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer himself or herself for re-election each year.

6.	Non-Executive Directors

6a.	Role of Non-Executive Directors

As stated earlier in these guidelines, JPMF believes that a strong independent element to a board is essential to the effective running of a company. We will use our voting power to ensure that a healthy independent element to the board is preserved at all times and to oppose the re-election of non- executive directors whom we no longer consider to be independent.

In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.

In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

Audit and Remuneration Committees should be composed exclusively of independent directors.

6b.	Director Independence

We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer be deemed to be independent.

6c.	Non-Executive Director Remuneration

JPMF strongly believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded options.

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6d.	Multiple Directorships

In order to be able to devote sufficient time to his or her duties, we would not normally expect a non- executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

We agree with the findings of the Higgs Report in the UK that no single individual should chair more than one major listed company.

6e.	Investment Trust Directors

In the UK, the boards of investment trust companies are unusual in being normally comprised solely of non-executive directors, the majority of whom are independent of the management company. We believe this to be appropriate and expect boards to comply with the Combined Code, except where such compliance is clearly inappropriate (e.g. Nomination Committees). Given the highly specialised nature of these companies it is particularly important that the board contains the correct mix of skills and experience.

7.	Issue of Capital

7a.	Issue of Equity

In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JPMF believes that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis.

JPMF will vote in favour of increases in capital which enhance a company’s long-term prospects. We will also vote in favour of the partial suspension of pre-emptive rights if they are for purely technical reasons (e.g. rights offers which may not be legally offered to shareholders in certain jurisdictions).

JPMF will vote against increases in capital which would allow the company to adopt “poison pill” takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long term.

7b.	Issue of Debt

Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

JPMF will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.

7c.	Share Repurchase Programmes

Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JPMF will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

We will vote against such programmes when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

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8.	Mergers/Acquisitions

Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances, the Proxy Committee. Individual circumstances will always apply. However, as a general rule, JPMF will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value though other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

9.	Voting Rights

JPMF believes in the fundamental principle of “one share, one vote.” Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; directors should represent all shareholders equally, and voting rights should accrue in accordance with the shareholder’s equity capital commitment to the company.

Similarly, we will generally oppose amendments to require supermajority (i.e. more than 51%) votes to approve mergers, consolidations or sales of assets or other business combinations.

10.	Share Options/Long-Term Incentive Plans (L-TIPs)

10a.	Share Options

Share option schemes should be clearly explained and fully disclosed to both shareholders and participants, and put to shareholders for approval. Each director’s share options should be detailed, including exercise prices, expiry dates and the market price of the shares at the date of exercise. They should take into account maximum levels of dilution, as set out in ABI, NAPF and similar guidelines. Full details of any performance criteria should be included. Share options should never be issued at a discount, and there should be no award for below-median performance. In general, JPMF will vote in favour of option schemes, the exercise of which requires that challenging performance criteria be met.

Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

We will generally vote against the cancellation and reissue, retesting or repricing, of underwater options.

10b.	Long-Term Incentive Plans (L-TIPs)

A Long-Term Incentive Plan (“L-TIP”) can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

JPMF, in agreement with the stipulations of the Combined Code, feels that the performance-related elements of any L-TIP should be designed to give directors keen incentives to perform at the highest levels, and that grants under such schemes should be subject to performance criteria which are challenging and which reflect the company’s objectives.

Ideally, the L-TIP should use a methodology such as total shareholder return (“TSR”), coupled with a financial underpin such as growth in earnings per share (“EPS”). Performance should be benchmarked against an appropriate comparator group of companies and a graph of recent performance should be included. Awards should increase on a straight-line basis, with a maximum award only vesting for the very highest performance. As with share option schemes, there should be no award for below-median performance. Any beneficiary should be encouraged to retain any resultant shares for a suitable time.

In all markets JPMF will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding. We would expect Remuneration Committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.

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11.	Others

11a.	Poison Pills

Poison pills, or shareholder rights plans, are designed to give shareholders of a target company the right to purchase shares of the acquiring company, the target company, or both at a substantial discount from market value. These rights are exercisable once a predefined “triggering event” occurs, generally a hostile takeover offer or an outsider’s acquisition of a certain percentage of stock. Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

In reaching its voting position, the Committee has reviewed and continues to review current takeover events. However, it has concluded that there is no clear evidence that poison pills deter takeover offers or defeat takeover attempts, and are, in fact, sometimes used as tools to entrench management.

JPMF will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

11b.	Composite Resolutions

Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or “bundled” resolutions, depending on the context.

11c.	Social/Environmental Issues

The Committee reviews shareholder proposals concerning social and environmental issues. In normal circumstances, the consideration of social issues in investment decisions is the duty of directors; nevertheless, from time to time, a company’s response to the circumstances of a particular social or environmental issue may have economic consequences, either directly or indirectly. In these cases, the economic effects are considered in determining our vote.

Where management is proposing changes with a social, environmental or ethical dimension, these proposals should be in line with JPMF’s Sustainability Policy.

See Sustainability

11d.	Charitable Issues

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

11e.	Political Issues

JPMF does not normally support the use of shareholder funds for political donations, and would require the fullest explanation as to why this would be beneficial to shareholders.

12.	Activism

12a.	Shareholder Activism and Company Engagement

In November 2002, the Institutional Shareholders’ Committee (“ISC”), comprising the trade bodies of the UK’s investing institutions, published a Statement of Principles which sets out the responsibilities of institutional shareholders in respect of investee companies. JPMF endorses the ISC Principles, which are set out below:

“Institutional shareholders and/or agents in relation to their responsibilities in respect of investee companies … will:

•	set out their policy on how they will discharge their responsibilities – clarifying the priorities attached to particular issues and when they will take action

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•	monitor the performance of and establish, where necessary, a regular dialogue with investee companies

•	intervene where necessary

•	evaluate the impact of their activism

•	report back to clients/beneficial owners”

It is important to note that the above only applies in the case of UK companies, irrespective of their market capitalisation, although there will be occasions when intervention is not appropriate for reasons of cost-effectiveness or practicability. However, JPMF will continue to intervene outside the UK where we believe this to be necessary in order to protect our clients’ interests.

The full text of the Principles is available from JPMF or it can be found on the Investment Management Association web-site (www.investmentuk.org)

12b.	Activism Policy

(i)	Discharge of Responsibilities

a)	Our primary responsibility is to protect our clients’ interests and, as active managers, we therefore absolutely reserve the right to dispose of an investment where a company fails to meet our expectations.

b)	Our investment managers and analysts have explicit responsibilities for monitoring the companies in the universe of stocks from which clients’ portfolios are constructed. While we attach considerable importance to meetings with management (and several hundred take place in the UK each year), we also emphasise the benefits of fundamental research into companies in our investment processes. Industry research, balance sheet analysis and company news flow all have a role to varying degrees in our company monitoring.

c)	As noted in our Corporate Governance Guidelines we expect companies to comply with the standards of corporate governance set out in the Combined Code and will use our votes to encourage compliance.

d)	Where appropriate, we will engage with companies in which client assets are invested if they fail to meet our requirements with regard to corporate governance and/or performance. Engagement on corporate governance issues such as remuneration and board structures is ongoing and does not only occur at the time of an AGM. Performance issues where more active intervention is appropriate will include failure to achieve strategic targets for the development of the business or perceived weaknesses in the management structure. The approach involves active discussion with company management and directors and, if necessary, participation in action groups, but not direct involvement in management.

e)	Our approach to dealing with conflicts of interest is described fully in our Corporate Governance Policies and Procedures. We seek to minimise conflicts by controlling information flows between different parts of JPMorgan Chase. Where a material conflict does arise we require investors who make the voting decision to certify that they have acted solely in the clients’ best interests.

f)	Our policy is to vote at all UK company meetings on behalf of all clients where we have authority to do so.

(ii)	Monitor Performance

As noted above the monitoring of company performance is a key part of our investment processes. Our voting records are available to clients and serve to demonstrate, among other things, our support or otherwise for a company’s board structure and remuneration policies. All votes against company management are minuted and signed off by the Proxy Committee. In addition we maintain a log of all private meetings held with companies. We regard these meetings as confidential and will not comment on them outside JPMF.

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(iii)	Intervening Where Necessary

a)	As we have an active approach to proxy voting we do, in one sense, intervene frequently in company affairs and will vote against or abstain on resolutions at company meetings where we believe it to be in the best interests of our clients. Whenever we intend to vote against management, we speak with the company in order to ensure that they are fully informed of the reasons for the policy to which we are opposed and to give management an opportunity to amend that policy. The evidence is that by consistently seeking compliance with best practice we do, over time, influence company behaviour.

12b.	Activism Policy – Continued

b)	JPMF does not intervene directly in the management of companies. However, we will arrange to meet with senior management where a company has failed to meet our expectations, but we believe that the potential of the company still justifies retention in our clients’ portfolios. On such occasions we expect management to explain what is being done to bring the business back on track. If possible we try to avoid being made insiders as this constrains our ability to deal in the stock. In the small capitalisation end of the market, more aggressive intervention is more common, but still infrequent, as we may hold a significant percentage of a company’s equity. In such circumstances we will frequently raise our concerns first with the company’s brokers or advisers.

(iv)	Evaluating and Reporting

We are convinced that a strong governance culture leads ultimately to a better business and a better stock market rating. As investors we scrutinise companies’ governance policies as a part of our investment research and take comfort from good governance. Thus, one measure of success of our monitoring is the extent to which our investment strategy achieves our clients’ investment objectives. Where we have pushed for change, either in governance policies or in business strategy, we measure success by the extent that change is forthcoming and whether our clients benefit as a result.

Reports detailing our engagement activity are available to clients on a quarterly basis.

13.	Sustainability

13a.	Sustainability Statement

From 3rd July 2000, trustees of occupational pension schemes in the UK have been required to disclose their policy on Corporate Social Responsibility (“CSR”) in their Statement of Investment Principles.

JPMF has had experience of tailoring portfolios to meet individual ethical requirements for over fifty years. We believe that we operate to the highest standards and that our ethical screens will meet the requirements of most clients. For pension fund clients, who are not permitted to exclude specific areas of investment from their portfolios, we have developed a number of strategies to positively target companies with superior social, ethical and environmental credentials.

For institutional clients such as charitable foundations and endowments, where the legal framework for ethical and socially responsible investing is less restrictive, JPMF has substantial experience over a long period of time of managing ethically-constrained portfolios. This service is client-preference led and flexible, and forms part of our charitable sector specialist investment services.

For clients who have not specified individual social or environmental criteria in their guidelines, these issues are still taken into account by analysts and portfolio managers as part of the overall stock selection process, and certain engagement activity is still undertaken by JPMF on their behalf. This is detailed in the following section.

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13b.	Sustainability Policy

Where JPMF engages with companies on broader sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JPMF will also engage with company management on specific issues at company one-to-one meetings. This engagement activity can then be reported to clients as required.

Where sustainability issues are the subject of a proxy vote, JPMF will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients. Increasingly, shareholder proposals are being used by activist groups to target companies as a means of promoting single-issue agendas. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.

13b.	Sustainability Policy - Continued

In formulating our Sustainability Policy, we have endeavoured not to discriminate against individual companies or sectors purely on the grounds of the particular business sector in which they are involved. Thus a company in an extractive industry or the defence industry will not be automatically marked down because their sector is perceived as “unfriendly.” Similarly, a company in a low-impact industry such as financial services will still be expected to have in place detailed policies and rigorous oversight of its environmental impact. JPMF is committed to improving standards of CSR among all of the companies in which it invests its clients’ assets as part of an inclusive positive engagement strategy. We would normally expect companies to publish a statement on CSR within their Annual Report, or to provide a separate CSR report to shareholders.

The current focus of this engagement process is on UK companies. However, social and environmental issues are taken into account for overseas companies on a wider basis where appropriate as described previously. It is anticipated that our sustainability program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.

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Part II.C: Asia (ex-Japan) Proxy Voting

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Part II.C: Asia Ex-Japan Proxy Voting Guidelines Table of Contents

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Part II.C: Asia Ex-Japan Proxy Voting Guidelines

I.	PRINCIPLES

JF Asset Management (“JFAM”) is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business.

We have set out below the principles which provide the framework for our corporate governance activity. Although the policies and guidelines set out in this document apply to Hong Kong and therefore principally concern accounts managed from the Hong Kong office, our colleagues in London, New York and Tokyo have similar standards, consistent with law and best practice in these different locations.

1.	Fiduciary priority. Our clients appoint us to manage their assets in order to maximise the likelihood of meeting or exceeding their investment objectives at acceptable risk levels. Every decision to buy, hold or sell any security will be consistent with that overriding objective.

2.	Evaluation. Our clients expect us, as their delegates, to monitor the governance of companies in which we have invested their assets.

3.	Engagement. We encourage excellence in the management of companies through the considered application of our corporate governance policies and guidelines. We welcome consultation by companies with their leading shareholders on corporate governance issues.

4.	Proxy voting. Company management is accountable to the shareholders, our clients. It is our responsibility to ensure this is recognised through the considered use of our clients’ votes.

5.	Litigation and Joint Working Parties. JFAM will align itself with other shareholders, for example, by joining class action suits or working parties as local practice dictates, where we are convinced that this is in the best interests of our clients.

6.	Disclosure. JFAM’s corporate governance guidelines and policies are available to clients and companies alike. We believe that they conform to best practice and we are prepared to discuss them openly with other interested parties.

7.	Ongoing commitment. JFAM is committed to reviewing its corporate governance principles, policies and guidelines to ensure that they fully reflect our interpretation of best market practice.

JF Asset Management

Hong Kong Proxy Committee

II.	POLICY and PROCEDURES

JF Asset Management (“JFAM”) manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of JFAM to vote in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security.

1. Proxy Committee

The Hong Kong Proxy Committee has been established to oversee the proxy voting process in the Asia ex-Japan region on an ongoing basis. It is composed of the Proxy Administrator and senior officers from the Investment, Compliance and Risk Management Departments. The main functions of the Proxy Committee are to review the Proxy Voting Guidelines to ensure they are aligned with best practice; and to provide advice and recommendations on general proxy voting matters as well as on specific voting issues as they occur. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. It meets quarterly, or more frequently as circumstances dictate and its minutes are circulated to senior management including the Asia Risk Committee to whom it reports.

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2. Voting

As these Guidelines represent what we consider to be in the best financial interests of our clients, we would normally expect clients to allow us to use them as a template for voting. However, we recognise that in certain circumstances further analysis may be required.

In view of our overriding fiduciary duty to act in the best interest of our clients, the Guidelines are an indication only of JFAM’s voting policy. The portfolio manager has discretion to override the policy should individual circumstances dictate.

Our Guidelines are primarily targeted at companies listed on main stock exchanges. It is sometimes difficult for smaller companies to apply the same corporate governance standards and we would look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

For markets in Asia ex-Japan, we will generally abstain from voting at AGMs on the grounds that the matters normally considered at such meetings are of a routine and non-contentious nature. To ensure we fulfil our fiduciary obligation to always act in our clients’ best interests, we will review each AGM notice to check whether there are any non-routine matters such as company reorganisations/restructurings, takeover/merger and senior management compensation plans included therein. If any such matters are identified then we will consider each one individually so that our clients’ best interests are served. Also, certain markets require that shares are blocked from trading in order to be tendered for voting purposes. In these instances, it may be in our clients’ best interests to abstain from voting in order to preserve the ability to trade. For these countries, a decision will be taken on a case-by-case basis by the research analyst in conjunction with the portfolio manager in order to determine how our clients’ best interests are served.

Situations can sometimes arise where more than one JFAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JFAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

3. Engagement

We regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. We consider that these dialogues have been useful and plan to expand this approach.

4. Conflicts of Interest

In order to maintain the integrity and independence of JFAM’s proxy-voting decisions, JPMorgan Chase (including JPMFAM) has established formal barriers designed to restrict the flow of information between JPMC’s securities, lending, investment banking and other divisions to JPMFAM investment professionals.

Where a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with the Proxy Committee, evaluates the potential conflict and determines whether an actual conflict exists. In the event that this is the case, they make a recommendation on how to vote the proxy. A record of such decisions is available to clients on request.

Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager.

III.	VOTING GUIDELINES

1. REPORTS & ACCOUNTS

1a. Annual Report

Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices (GAAP). Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

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The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

2. DIVIDENDS

Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

3. AUDITORS

3a. Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JFAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent.

3b. Auditor Remuneration

Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit fees should never be excessive.

4. BOARDS

4a. Chairman & CEO

JFAM believes that it is best practice for the roles of Chairman and Chief Executive Officer to be separate.

4b. Board Structure

JFAM is in favour of unitary boards of the type found in Hong Kong, as opposed to tiered board structures.

4c. Board Size

Boards with more than 20 directors are considered to be excessively large.

4d. Board Independence

JFAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.

We believe that as a minimum, all boards should have at least three non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

JFAM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

4e. Board Committees

Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

JPMorgan Fleming Corporate Governance	Page 222

5. DIRECTORS

5a. Executive Director’s Remuneration

Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration.

JFAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees.

5b. Director’s Liability

In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

JFAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

5c. Directors over 70

JFAM considers that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer himself or herself for re-election each year.

6. NON-EXECUTIVE DIRECTORS

6a. Role of Non-Executive Directors

As stated earlier in these guidelines, JFAM believes that a strong independent element to a board is important to the effective running of a company.

In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.

In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

Audit and Remuneration Committees should be composed exclusively of independent directors.

6b. Director Independence

We consider that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

6c. Multiple Directorships

In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

JPMorgan Fleming Corporate Governance	Page 223

7. ISSUE OF CAPITAL

7a. Issue of Equity

In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JFAM believes that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis.

JFAM will vote in favour of increases in capital which enhance a company’s long-term prospects.

7b. Issue of Debt

Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

JFAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.

7c. Share Repurchase Programmes

Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JFAM will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

We will vote against such programmes when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

8. MERGERS / ACQUISITIONS

Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances, the Proxy Committee. Individual circumstances will always apply. However, as a general rule, JFAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

9. VOTING RIGHTS

JFAM believes in the fundamental principle of “one share, one vote”. Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; directors should represent all shareholders equally, and voting rights should accrue in accordance with the shareholder’s equity capital commitment to the company.

10. SHARE OPTIONS / LONG-TERM INCENTIVE PLANS (L-TIPs)

10a. Share Options

Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

We will generally vote against the cancellation and re-issue, re-pricing, of underwater options.

JPMorgan Fleming Corporate Governance	Page 224

10b. Long-Term Incentive Plans (L-TIPs)

A Long-Term Incentive Plan (“L-TIP”) can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

JFAM normally will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding.

11. OTHERS

11a. Charitable Issues

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

11b. Political Issues

JFAM does not normally support the use of shareholder funds for political donations, and would require the fullest explanation as to why this would be beneficial to shareholders.

IV.	ACTIVISM

Activism Policy

1. Discharge of Responsibilities

a)	Our primary responsibility is to protect our clients’ interests and, as active managers, we therefore absolutely reserve the right to dispose of an investment where a company fails to meet our expectations.

b)	Our investment managers and analysts have explicit responsibilities for monitoring the companies in the universe of stocks from which clients’ portfolios are constructed. Whilst we attach considerable importance to meetings with management (and several hundred take place in Asia ex-Japan each year), we also emphasise the benefits of fundamental research into companies in our investment processes. Industry research, balance sheet analysis and company news flow all have a role to varying degrees in our company monitoring.

c)	Our approach to dealing with conflicts of interest is described fully in our Corporate Governance Policies and Procedures. We seek to minimise conflicts by controlling information flows between different parts of JPMorgan Chase. Where a material conflict does arise we require investors who make the voting decision to certify that they have acted solely in the clients’ best interests.

2. Monitor Performance

Monitoring of company performance is a key part of our investment processes. We maintain a record of all private meetings held with companies. We regard these meetings as confidential and will not comment on them outside JFAM.

3. Evaluating and Reporting

We are convinced that a strong governance culture leads ultimately to a better business and a better stock market rating. As investors we scrutinise companies’ governance policies as a part of our investment research and take comfort from good governance.

JPMorgan Fleming Corporate Governance	Page 225

V.	Sustainability

Where JFAM engages with companies on broader social, environmental and sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JFAM will also engage with company management on specific issues at company one-to-one meetings. This engagement activity can then be reported to clients as required.

Where social or environmental issues are the subject of a proxy vote, JFAM will consider the issue on a case-by-case basis, keeping in mind at all times the best financial interests of our clients.

It is anticipated that our SRI program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.

JPMorgan Fleming Corporate Governance	Page 226

Part II.D: Japan Proxy Voting

JPMorgan Fleming Corporate Governance	Page 227

Part II.D: Japan Proxy Voting Guidelines

1.	Number of Directors

To ensure a swift management decision-making process, the appropriate number of directors should be 20 or less.

2.	Director’s Tenure

Director’s tenure should be equal to/less than 1 year.

3.	Director’s Remuneration

Remuneration of directors should generally be determined by an independent committee.

4.	Audit fees

Audit fees must be at an appropriate level.

5.	Capital Increase

Capital increases will be judged on a case-by-case basis depending on its purpose. Vote against capital increases if the purpose is to defend against a takeover.

6.	Borrowing of Funds

Vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover.

7.	Share Repurchase Programs

Vote in favor of share repurchase programs if it leads to an increase in the value of the company’s shares.

8.	Payout ratio

As a general rule, vote against any proposal for appropriation of profits which involves a payout ratio of less than 50% (after taking into account other forms of payouts to shareholders such as share repurchase programs) if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings.

9.	Mergers/Acquisitions

Mergers and acquisitions must only be consummated at a price representing fair value.

10.	Stock Options

Stock option programs should generally be publicly disclosed. Programs which result in increases in remuneration despite declines in corporate earnings (such as through a downward adjustment of the exercise price) is generally not acceptable.

11.	Political Contributions

Do not approve any use of corporate funds for political activities.

12.	Environmental/Social Issues

Do not take into account environmental/social issues that do not affect the economic value of the company.

JPMorgan Fleming Corporate Governance	Page 228

PART C. OTHER INFORMATION

Item 23. Exhibits

Exhibit 1	Agreement and Declaration of Trust, dated October 11, 1984, as amended May 12, 1992 was filed previously in Post-effective Amendment No. 36 on April 15, 1998 and is incorporated herein by reference.

Exhibit 2	Bylaws as amended May 10, 1999 were filed previously in Post-effective Amendment No. 39 on February 28, 2000 and are incorporated herein by reference.

Exhibit 3	None

Exhibit 4(a)	Management Agreement between Registrant and Allmerica Financial Investment Management Services, Inc. (the “Manager”) dated April 16, 1998 (compensation schedule amended as of October 1, 2000) was filed previously in Post-Effective Amendment No. 41 on April 11, 2001 and is incorporated herein by reference.

Exhibit 4(b)	Sub-Adviser Agreement between the Manager and T. Rowe Price Associates, Inc. with respect to the Select Capital Appreciation Fund dated April 16, 1998 was filed previously in Post-effective Amendment No. 37 on February 25, 1999 and is incorporated herein by reference.

Exhibit 4(c)	Sub-Adviser Agreement between the Manager and Cramer Rosenthal McGlynn, LLC dated April 16, 1998 with respect to the Select Value Opportunity Fund was filed previously in Post-effective Amendment No. 37 on February 25, 1999 and is incorporated herein by reference.

Exhibit 4(d)	Sub-Adviser Agreement between the Manager and Grantham, Mayo, Van Otterloo & Co. LLC with respect to the Select International Equity Fund dated October 1, 2004 was filed previously in Post-effective Amendment No. 48 on February 25, 2005 and is incorporated herein by reference.

Exhibit 4(e)	Sub-Adviser Agreement between the Manager and J.P. Morgan Investment Management Inc. with respect to the Select International Equity Fund dated October 1, 2004 was filed previously in Post-effective Amendment No. 48 on February 25, 2005 and is incorporated herein by reference.

Exhibit 4(f)	Sub-Adviser Agreement between the Manager and GE Asset Management Incorporated with respect to the Select Growth Fund dated April 30, 2004 was filed previously in Post-effective Amendment No. 48 on February 25, 2005 and is incorporated herein by reference.

Exhibit 4(g)	Sub-Adviser Agreement between the Manager and Jennison Associates LLC with respect to the Select Growth Fund dated August 5, 2003 was filed previously in Post-effective Amendment No. 46 on February 27, 2004 and is incorporated herein by reference.

Exhibit 4(h)	Sub-Adviser Agreement between the Manager and UBS Global Asset Management (Americas), Inc. with respect to the Core Equity Fund dated June 1, 2003 was filed previously in Post-effective Amendment No. 46 on February 27, 2004 and is incorporated herein by reference.

Exhibit 4(i)	Sub-Adviser Agreement between the Manager and Goldman Sachs Asset Management, L.P. with respect to the Core Equity Fund dated August 5, 2003 was filed previously in Post-effective Amendment No. 46 on February 27, 2004 and is incorporated herein by reference.

Exhibit 4(j)	Sub-Adviser Agreement between the Manager and Allmerica Asset Management, Inc. (name changed to Opus Investment Management, Inc.) with respect to the Equity Index Fund, Select Investment Grade Income Fund, Government Bond Fund and Money Market Fund dated April 16, 1998 was filed previously in Post-effective Amendment No. 37 on February 25, 1999 and is incorporated herein by reference.

Exhibit 5	Distribution Agreement with Allmerica Investments, Inc. (name changed to VeraVest Investments, Inc.) dated February 25, 1998 was filed previously in Post-effective Amendment No. 36 on April 15, 1998 and is incorporated herein by reference.

Exhibit 6	None

Exhibit 7	Custodian Agreement with Investors Bank & Trust Company, as amended July 1, 2000 was filed previously in Post-effective Amendment No. 43 on March 29, 2002 and is incorporated herein by reference.

Exhibit 8	Administration Services Agreement between Manager, Registrant and Investors Bank & Trust Company, amended July 1, 2000 was filed in Post-effective Amendment No. 43 on March 29, 2002 and is incorporated herein by reference.

Exhibit 8(a)	Securities Lending Agency Agreement with Investors Bank & Trust Company (Schedule II amended as of November 9, 2004), as amended November 9, 2004 was filed previously in Post-effective Amendment No. 48 on February 25, 2005 and is incorporated herein by reference.

Exhibit 9	Opinion and consent of counsel is filed herein.

Exhibit 10	Consent of PricewaterhouseCoopers LLP is filed herein.

Exhibit 11	None

Exhibit 12	Participation Agreement among Registrant, the Manager and First Allmerica Financial Life Insurance Company dated March 22, 2000 (Schedule A and B amended as of May 1, 2003) was filed previously in Post-effective Amendment No. 46 on February 27, 2004 and is incorporated herein by reference.

Exhibit 12(a)	Participation Agreement among Registrant, the Manager and Allmerica Financial Life Insurance and Annuity Company dated March 22, 2000 (Schedule A and B amended as of May 1, 2003) was filed previously in Post-effective Amendment No. 46 on February 27, 2004 and is incorporated herein by reference.

Exhibit 13	Plan of Distribution and Service under Rule 12b-1 was filed in Post-Effective Amendment No. 43 on March 29, 2002 and is incorporated herein by reference.

Exhibit 14	None

Exhibit 15	None

Exhibit 16	Code of Ethics of Allmerica Investment Trust was filed in Post-Effective Amendment No. 44 on February 26, 2003 and is incorporated herein by reference.

Exhibit 16(a)	Code of Ethics of Jennison Associates LLC was filed previously in Post-effective Amendment No. 48 on February 25, 2005 and is incorporated herein by reference.

Exhibit 16(b)	Code of Ethics of T. Rowe Price Associates, Inc. was filed previously in Post-effective Amendment No. 48 on February 25, 2005 and is incorporated herein by reference.

Exhibit 16(c)	Code of Ethics of Cramer Rosenthal McGlynn, LLC was filed previously in Post-effective Amendment No. 48 on February 25, 2005 and is incorporated herein by reference.

Exhibit 16(d)	Code of Ethics of UBS Global Asset Management (Americas), Inc. was filed previously in Post-effective Amendment No. 48 on February 25, 2005 and is incorporated herein by reference.

Exhibit 16(e)	Code of Ethics of Goldman Sachs Asset Management, L.P., was filed previously in Post-effective Amendment No. 48 on February 25, 2005 and is incorporated herein by reference.

Exhibit 16(f)	Code of Ethics of Allmerica Financial Investment Management Services, Inc. was filed previously in Post-effective Amendment No. 48 on February 25, 2005 and is incorporated herein by reference.

Exhibit 16(g)	Code of Ethics of Grantham, Mayo, Van Otterloo & Co. LLC was filed previously in Post-effective Amendment No. 48 on February 25, 2005 and is incorporated herein by reference.

Exhibit 16(h)	Code of Ethics of J.P. Morgan Investment Management Inc. was filed previously in Post-effective Amendment No. 48 on February 25, 2005 and is incorporated herein by reference.

Exhibit 16(i)	Code of Ethics of GE Asset Management Incorporated was filed previously in Post-effective Amendment No. 48 on February 25, 2005 and is incorporated herein by reference.

Exhibit 16(j)	Code of Ethics of Opus Investment Management, Inc. was filed previously in Post-effective Amendment No. 48 on February 25, 2005 and is incorporated herein by reference.

Exhibit 17	Power of Attorney is filed herein.

Item 24. Persons Under Common Control with Registrant

Registrant was organized by State Mutual Life Assurance Company of America, now known as First Allmerica Financial Life Insurance Company (“First Allmerica”), a Massachusetts corporation, primarily for the purpose of providing a vehicle for the investment of assets received by various separate investment accounts (“Separate Accounts”) established by First Allmerica and life insurance company affiliates of First Allmerica including Allmerica Financial Life Insurance and Annuity Company (“Allmerica

8

Financial Life”). The assets in such Separate Accounts are, under state law, assets of the life insurance companies which have established such accounts. Thus at any time First Allmerica and its life insurance company affiliates will own such of Registrant’s outstanding shares as are purchased with Separate Account assets; however, where required to do so, First Allmerica and its life insurance company affiliates will vote such shares only in accordance with instructions received from owners of the contracts pursuant to which sums are placed in such Separate Accounts.

Item 25. Indemnification

Article VIII of Registrant’s Agreement and Declaration Trust, entitled “Indemnification,” was filed previously in Post-effective Amendment No. 36 on April 15, 1998 and is incorporated herein by reference.

Article III, Section 12 of the Bylaws of First Allmerica was filed previously in Post-effective Amendment No. 39 on February 28, 2000 and is incorporated herein by reference.

Item 26. Business and Other Connections of Investment Manager and Sub-Advisers

The following Schedule Ds of Form ADV are incorporated by reference: Jennison Associates LLC, File No. 801-5608; Opus Investment Management, Inc. File No. 801-44189; Allmerica Financial Investment Management Services, Inc., File No. 801-55463; UBS Global Asset Management (Americas) Inc., File No. 801-34910; Goldman Sachs Asset Management, L.P. File No. 801-16048;Grantham, Mayo, Van Otterloo & Co. LLC, File No. 801-15028; J.P. Morgan Investment Management Inc., File No. 801-21011; T. Rowe Price Associates, Inc., File No. 801-856; GE Asset Management Incorporated, File No. 801-31947; Cramer Rosenthal McGlynn, LLC, File No. 801-55244.

Item 27. Principal Underwriters

(a) VeraVest Investments, Inc., the Distributor, acts as principal underwriter for Opus Investment Trust, another registered investment company.

(b) The following information is provided with respect to the directors and officers of VeraVest Investments, Inc., the Distributor:

Name and Principal Business Address	Positions and Offices with Distributor	Positions and Offices with Registrant
J. Kendall Huber Allmerica Financial 440 Lincoln Street Worcester, MA 01653	Director	N/A

Mark C. McGivney Allmerica Financial 440 Lincoln Street Worcester, MA 01653	Director, Treasurer	N/A

Michael A. Reardon Allmerica Financial 44 Lincoln Street Worcester, MA 01653	Director, President, Chief Executive Officer	N/A

Philip G. Alston Allmerica Financial 440 Lincoln Street Worcester, MA 01653	Assistant Vice President	N/A

9

Name and Principal Business Address	Positions and Offices with Distributor	Positions and Offices with Registrant
Abigail M. Armstrong Allmerica Financial 440 Lincoln Street Worcester, MA 01653	Vice President, Chief Legal Officer, Assistant Secretary, Anti-Money Laundering Officer, Counsel	N/A

Charles F. Cronin Allmerica Financial 440 Lincoln Street Worcester, MA 01653	Group Counsel, Secretary/Clerk Vice President	N/A

Claudia J. Eckels Allmerica Financial 440 Lincoln Street	Vice President	N/A

Franklin D. Figueiredo Allmerica Financial 440 Lincoln Street Worcester, MA 01653	Assistant Vice President	N/A

Paul T. Kane Allmerica Financial 440 Lincoln Street Worcester, MA 01653	Assistant Vice President	Assistant Vice President and Treasurer (Principal Accounting and Principal Financial Officer)

Sandra F. Kimball Allmerica Financial 440 Lincoln Street Worcester, MA 01653	Chief Financial Officer	N/A

John R. Larson Allmerica Financial 440 Lincoln Street Worcester, MA 01653	Assistant Treasurer	N/A

Kathleen M. Loftus Allmerica Financial 440 Lincoln Street Worcester, MA 01653	Vice President	N/A

K. David Nunley Allmerica Financial 440 Lincoln Street Worcester, MA 01653	Vice President	N/A

Edward J. Parry III Allmerica Financial 440 Lincoln Street Worcester, MA 01653	Assistant Treasurer	Trustee

10

Name and Principal Business Address	Positions and Offices with Distributor	Positions and Offices with Registrant
Joseph M. Petty Allmerica Financial 440 Lincoln Street Worcester, MA 01653	Vice President	N/A

Paula J. Testa Allmerica Financial 440 Lincoln Street Worcester, MA 01653	Vice President, Chief Operating Officer	N/A

Margot K. Wallin Allmerica Financial 440 Lincoln Street Worcester, MA 01653	Vice President, Chief Compliance Officer, Anti-Money Laundering Officer	N/A

(c) Not Applicable.

Item 28. Location of Accounts and Records

Each account, book, or other document required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended and Rules 31a-1 to 31a-3 thereunder are maintained by Registrant at 440 Lincoln Street, Worcester, Massachusetts 01653 or on behalf of the Registrant by Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116.

Item 29. Management Services

Not applicable

Item 30. Undertakings

Not applicable

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SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, Allmerica Investment Trust certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Worcester and Commonwealth of Massachusetts on the 27th day of April, 2005.

ALLMERICA INVESTMENT TRUST

By:	/s/ JOHN P. KAVANAUGH
John P. Kavanaugh,
President and Chairman of the Board

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ JOHN P. KAVANAUGH	President, Chairman of the Board and Trustee	April 27, 2005
John P. Kavanaugh

/s/ PAUL T. KANE Paul T. Kane	Treasurer (Principal Accounting Officer, Principal Financial Officer)	April 27, 2005

/s/ P. KEVIN CONDRON	Trustee	April 27, 2005
P. Kevin Condron

/S/ JOCELYN S. DAVIS	Trustee	April 27, 2005
Jocelyn S. Davis

/s/ CYNTHIA A. HARGADON	Trustee	April 27, 2005
Cynthia A. Hargadon

/s/ GORDON HOLMES	Trustee	April 27, 2005
Gordon Holmes

/s/ ATTIAT F. OTT	Trustee	April 27, 2005
Attiat F. Ott

/s/ EDWARD J. PARRY, III	Trustee	April 27, 2005
Edward J. Parry, III

/s/ RANNE P. WARNER	Trustee	April 27, 2005
Ranne P. Warner

EXHIBIT INDEX

Number	Description
Exhibit 9	Opinion and consent of counsel

Exhibit 10	Consent of Independent Accountants

Exhibit 17	Power of Attorney

1